SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]     Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]     Definitive Proxy Statement

[ ]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.
                                     14a-12

                             Bio-Aqua Systems, Inc.
                             ----------------------
                (Name of Registrant as Specified In Its Charter)

                                 not applicable
                                 --------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[  ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.
(1)      Title of each class of securities to which transaction applies:
(2)      Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)      Proposed maximum aggregate value of transaction:
(5)      Total fee paid:

[  ]     Fee paid previously with preliminary materials.

[  ]     Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)      Amount previously paid:
(2)      Form, Schedule or Registration Statement No.:
(3)      Filing Party:
(4)      Date Filed:

                             Bio-Aqua Systems, Inc.
                               General Ekdahl 159
                                 Santiago-Chile
      International Telephone (011) 56-2-444-3810 US Telephone 954-766-7879

                                                               October 20, 2001

Dear Shareholder:

         You are cordially invited to attend the Special Meeting of the Shareholders of Bio-Aqua Systems, Inc. to be held on Monday, November 5, 2001 at 1:00 p.m. at 350 East Las Olas Blvd., Fort Lauderdale, Florida 33301. The formal Notice of Special Meeting of Shareholders and Proxy Statement are attached.

         The matters to be acted upon by our shareholders are set forth in the Notice of Special Meeting of Shareholders and include,

         * the sale of substantially all the assets of Bio-Aqua by selling Bio-Aqua's subsidiaries pursuant to the terms of a stock purchase agreement between Bio-Aqua and Max Rutman,

         * to approve the issuance of in excess of 20% of the presently issued and outstanding common stock of Bio-Aqua through a share exchange in connection with our acquisition of New Dragon Asia Food Group,

         * to amend our articles of incorporation to increase our authorized capital stock from 30,000,000 shares to 107,000,000 shares, increasing our authorized class A common stock to 100,000,000 shares,

         * to amend our articles of incorporation to change our name to New Dragon Asia Corp.; and

         * any other business which may properly come before the special meeting or any adjournment or postponement of the special meeting.

         It is important that your shares be represented and voted at the meeting. Accordingly, after reading the attached proxy statement, please sign, date and return the enclosed proxy card. Your vote is important regardless of the number of shares you own. The accompanying proxy is solicited by the board of directors of Bio-Aqua Systems, Inc. to be voted at the special meeting of shareholders to be held on November 5, 2001. When such proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted in accordance with the recommendation of the board with respect to each matter submitted to our shareholders for approval. Abstentions and broker non-votes are counted for purposes of determining a quorum. Any shareholder giving a proxy has the power to revoke it prior to its exercise by notice of revocation to Bio-Aqua in writing, by voting in person at the special meeting or by execution of a subsequent proxy; provided, however, that such action must be taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken.

         The shares entitled to vote at the special meeting consist of shares of our common stock, with each class A share entitling the holder to one vote and each class B share entitling the holder to ten votes. At the close of business on October 8, 2001, the record date for the Special Meeting, there were 2,748,794 shares of our common stock issued and outstanding, consisting of 1,048,794 class A shares and 1,700,000 class B shares. This proxy statement and the accompanying form of proxy are first being sent to shareholders on or about October 22, 2001.

         In addition to the use of the mail, solicitations may be made by our employees, by us, by telephone, email, mailgram, facsimile, telegraph, cable and personal interview. We will bear all expenses for the solicitation of proxies.

         I hope that you will attend the meeting in person, at which time I will review the proposals contained in the attached proxy statement.

                                          Sincerely,
                                          /s/ Max Rutman
                                          Max Rutman
                                          Chairman and Chief Executive Officer

                             BIO-AQUA SYSTEMS, INC.
                                      PROXY

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 5, 2001

         The Special Meeting of the Shareholders of Bio-Aqua Systems, Inc. will be held at 1:00 p.m., at 350 East Las Olas Blvd., Fort Lauderdale, Florida 33301 on November 5, 2001. At the Special Meeting, you will be asked to vote on the following matters:

         1. the sale of substantially all the assets of Bio-Aqua by selling Bio-Aqua's subsidiaries pursuant to the terms of a stock purchase agreement between Bio-Aqua and Max Rutman,

         2. to approve the issuance of in excess of 20% of the presently issued and outstanding common stock of Bio-Aqua through a share exchange in connection with our acquisition of New Dragon Asia Food Group,

         3. to amend our articles of incorporation to increase our authorized capital stock from 30,000,000 shares to 107,000,000 shares, increasing our authorized class A common stock to 100,000,000 shares,

         4. to amend our articles of incorporation to change our name to New Dragon Asia Corp., and

         5. any other business which may properly come before the special meeting or any adjournment or postponement of the special meeting.

         Only shareholders of record, as shown by the transfer books of Bio-Aqua, at the close of business on October 8, 2001 will be entitled to notice of and to vote at the meeting. A list of shareholders entitled to vote at the special meeting will be available for examination by any shareholder for the proper purpose during normal business hours at our offices for a period of at least 10 days preceding the special meeting.

         The sale of our assets is a corporate action that gives rise to dissenters' rights under the Florida Business Corporation Act. If the sale is effected, dissenting shareholders may be entitled to be paid the fair value of their shares. A summary and discussion of dissenters' rights is included in the accompanying proxy statement.

         The Board of Directors recommends that you vote FOR the sale of assets, the issuance of shares in excess of 20% of our presently outstanding common stock, and the amendments to our articles of incorporation.

                                By Order of the Board of Directors
                                /s/ Max Rutman
                                Max Rutman, Chairman and Chief Executive Officer
October 20, 2001

PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                                TABLE OF CONTENTS

                                                                                                           Page
                                                                                                           ----
QUESTIONS AND ANSWERS ABOUT THE SALE OF ASSETS,
  SHARE EXCHANGE AND THE SPECIAL MEETING.........................................................

SUMMARY..........................................................................................
  The Special Meeting............................................................................
  Summary of the Sale of Assets..................................................................
  Summary of Share Exchange and Issuance of Common Stock.........................................
  Summary of Amendment to Articles of Incorporation..............................................
  Market for Common Stock........................................................................

CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING INFORMATION......................................

THE SPECIAL MEETING..............................................................................
  General........................................................................................
  Matters to be Considered.......................................................................
  Record Date; Shareholders Entitled to Vote; Voting; Quorum.....................................
  Solicitation...................................................................................
  Voting and Revocability of Proxies.............................................................

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT...................................

PROPOSAL ONE: SALE OF ASSETS.....................................................................
  General........................................................................................
  Background and Reasons for Sale of Assets......................................................
  Stock Purchase Agreement.......................................................................
  Effective Date and Consequences of the Sale of Assets..........................................
  Representations, Warranties and Covenants......................................................
  Rights of the Company's Dissenting Shareholders................................................
  Interest of Certain Entities...................................................................
  Board Recommendation...........................................................................
  Vote Required..................................................................................

PROPOSAL TWO: APPROVAL OF THE SHARE EXCHANGE AGREEMENT
  (STOCK ISSUANCE)...............................................................................
  Background and Reasons for Stock Issuance......................................................
  Share Exchange Agreement.......................................................................
  Effective Date and Consequences of the Acquisition.............................................
  Representations, Warranties and Covenants......................................................
  Rights of the Company's Dissenting Shareholders................................................
  Interest of Certain Entities...................................................................
  Board Recommendation...........................................................................
  Vote Required..................................................................................

PROPOSAL THREE: APPROVAL OF AMENDMENT TO ARTICLES
  (INCREASE AUTHORIZED STOCK)....................................................................
  Reasons for the Amendment......................................................................
  Approval of Shareholders.......................................................................
  Board Recommendation...........................................................................

PROPOSAL FOUR: APPROVAL OF AMENDMENT TO ARTICLES (NAME CHANGE)...................................
  Reasons for the Amendment......................................................................
  Approval of Shareholders.......................................................................

  Board Recommendation...........................................................................

CERTAIN FEDERAL INCOME TAX CONSEQUENCES..........................................................

CERTAIN INFORMATION CONCERNING OUR COMPANY.......................................................
  Incorporation by Reference.....................................................................
  Market Price and Dividend Data.................................................................

CERTAIN INFORMATION CONCERNING NEW DRAGON ASIA FOOD GROUP........................................
  Overview.......................................................................................
  Industry Background............................................................................
  Products and Services..........................................................................
  New Dragon Asia Food Group's Strategy..........................................................
  Sales and Marketing............................................................................
  Competition....................................................................................
  Employees......................................................................................
  Facilities.....................................................................................
  Legal Proceedings..............................................................................

RISK FACTORS.....................................................................................
  Risks Relating to the Sale of Assets...........................................................
  Risks Factors Relating to New Dragon Asia Food Group's Business................................

PROFORMA UNAUDITED CONSOLIDATED FINANCIAL INFORMATION............................................

RIGHTS OF DISSENTING SHAREHOLDERS................................................................

OTHER MATTERS....................................................................................

INDEPENDENT PUBLIC ACCOUNTANTS...................................................................

INDEX TO FINANCIAL STATEMENTS OF NEW DRAGON ASIA FOOD GROUP......................................
  Report of Independent Public Accountants.......................................................
  Balance Sheets.................................................................................
  Statements of Operations.......................................................................
  Statements of Stockholders' Equity (Deficit)...................................................
  Statements of Cash Flows.......................................................................
  Notes to Financial Statements..................................................................

UNAUDITED BALANCE SHEETS AND INCOME STATEMENT OF NEW DRAGON ASIA FOOD GROUP (JUNE 25, 2001)......

     QUESTIONS AND ANSWERS ABOUT THE SALE OF ASSETS, THE ISSUANCE OF COMMON STOCK IN CONNECTION WITH THE SHARE EXCHANGE AGREEMENT, AND THE AMENDMENTS
                        TO OUR ARTICLES OF INCORPORATION

Q:       WHY ARE WE HOLDING THE SPECIAL MEETING?

A: Bio-Aqua is holding a special meeting to ask you to vote on four proposals:

              (1) the sale of substantially all of the assets of Bio-Aqua by selling Bio-Aqua's subsidiaries to Max Rutman, our majority shareholder and chief executive officer;

              (2) the issuance in excess of 20% of the presently issued and outstanding common stock of Bio-Aqua through a share exchange in connection with our acquisition of New Dragon Asia Food Group;

              (3) to amend our articles of incorporation increase our
                  authorized capital stock from 30,000,000 shares to 107,000,000 shares, increasing our authorized class A common stock to 100,000,000 shares;

              (4) to amend our articles of incorporation to change our name to New Dragon Asia Corp.; and

              (5) any other business which may properly come before the
                  special meeting or any adjournment or postponement of the special meeting.

         Copies of the agreements relating to the sale of assets, the share exchange and articles of amendment are attached to this Proxy Statement and incorporated by reference as Appendices A, B and C, respectively. You are urged to read these agreements in their entirety.

Q: WHAT IS THE DETERMINATION AND RECOMMENDATION OF THE BIO-AQUA BOARD
OF DIRECTORS WITH RESPECT TO THE: (1) SALE OF ASSETS, (2) STOCK ISSUANCE IN CONNECTION WITH THE SHARE EXCHANGE (3) AND THE AMENDMENTS TO THE ARTICLES OF INCORPORATION?

A: Bio-Aqua's Board of Directors has approved each of the proposals to be considered at the Special Meeting, and has determined that each of the transactions are fair to and in the best interests of Bio-Aqua and our shareholders. Since the proposed sale of assets is to a member of our board of directors, the proposed sale of our assets to Max Rutman constitutes an interested party transaction. Accordingly, in accordance with the Florida Business Corporations Act, Mr. Rutman, as a member of our board of directors, has abstained from voting on the sale of assets and the remaining disinterested board members recommend the approval of the sale of assets. In making its determination and recommendation, the board considered the performance of its common stock in the marketplace, the status and suspension of Bio-Aqua's current operations, the nature and geographic location of its principle assets and the prospects for Bio-Aqua's current business. However, the board strongly recommends that you consider the merits of the proposed transactions independently of any recommendation of Bio-Aqua's board of directors.

Q: WHY IS BIO-AQUA PROPOSING THE SALE OF ASSETS

A: Bio-Aqua is proposing the sale of assets for several reasons: (1) the performance of Bio-Aqua common stock in the marketplace has been disappointing since the initial public offering in March 2000; (2) the failure and current suspension of our current operations; (3) lack of working capital; and (4) economic problems in Chile and Peru have adversely affected our business prospects. In addition, the sale of assets is a condition to the share exchange with New Dragon Asia Food Limited. Bio-Aqua currently does not have cash flow or sources of financing sufficient to continue its operations. Moreover, because of illiquidity and low stock price, Bio-Aqua's stock has not been sufficiently attractive to serve as currency to fund investments. As a "small cap" company, Bio-Aqua has had difficulty raising capital through equity offerings because there has been very little institutional interest in its stock. Having determined that Bio-Aqua no longer has a ready means by which to fund its current business plan, Bio-Aqua's board of directors has determined that it is in Bio-Aqua's best interests to dispose of all of its current operations.

Q: WHY ARE BIO-AQUA AND NEW DRAGON ASIA FOOD GROUP PROPOSING THE SHARE EXCHANGE?

A: In the March of 2001, our board met to evaluate the financial condition of Bio-Aqua and the prospects for our future as a broker of animal nutrition products and specialized research and development. Our board of directors determined that the outlook for Bio-Aqua under its business plan was not good and that the interests of our shareholders might be better served by restructuring Bio-Aqua or its business plan. In April 2001, we were introduced to New Dragon Asia Food Group and after conducting our due diligence and discussing the fairness of the transaction, we executed a share exchange agreement with New Dragon Asia Food Group on July 2, 2001. We decided to propose the acquisition because we believe that the assets of New Dragon Asia Food Group and the prospects of New Dragon Asia Food Group business will give our shareholders a greater chance of realizing shareholder value than if we continue with our current business. New Dragon Asia Food Group, through its subsidiaries, is principally engaged in the manufacturing, marketing and distribution of instant noodles and flour in Mainland China. Our board believes that if we can dispose of our existing assets and acquire New Dragon Asia Food Group, our shareholders have a better chance of maximizing value. New Dragon Asia Food Group is proposing the share exchange in order to provide New Dragon Asia Food Limited (New Dragon Asia Food Group's sole interest holder) with greater liquidity and to provide New Dragon Asia Food Group with greater access to capital markets for the continued manufacturing, marketing and development of its products.

Q: WHAT IS THE CURRENT BUSINESS OF NEW DRAGON ASIA FOOD GROUP?

A: New Dragon Asia Food Group is comprised of four limited liability companies organized under the laws of the British Virgin Islands. New Dragon Asia Food Group is principally engaged in the manufacturing, marketing and distribution of instant noodles and flour in Mainland China. The sole interest holder of New Dragon Asia Food Group is New Dragon Asia Food Limited, a company organized under the laws of the British Virgin Islands. New Dragon Asia Food Group's principal offices are located in Hong Kong.

Q:    WHAT WILL HAPPEN IN THE PROPOSED SHARE EXCHANGE?

A: As a condition of and prior to the share exchange, Bio-Aqua will sell all of its assets in its animal nutrition and research and development operations and amend its articles of incorporation to increase its authorized capital stock to 107,000,000 shares, increasing the authorized class A common stock to 100,000,000 shares. Bio-Aqua's current operations, which are principally held in its Chilean and Uruguayan subsidiaries, will be transferred to Max Rutman in return for his assumption of all of the liabilities of the subsidiaries. In addition, Mr. Rutman (though his ownership interest in Flagship Import Export LLC ) and Atik S.A., owners of all 1,700,000 shares of our class B common stock, have agreed to convert their class B shares to class A common stock.

Q: WHAT WILL NEW DRAGON ASIA FOOD GROUP SHAREHOLDERS RECEIVE IN THE SHARE EXCHANGE?

A: If the share exchange is consummated, Bio-Aqua will issue an aggregate of 37,890,857 shares of Bio-Aqua common stock in exchange for a wholly owned interest in New Dragon Asia Food Group and the sole interest holder of New Dragon Asia Food Group will receive 36,668,571 shares of Bio-Aqua common stock. In addition, we will be issuing 1,222,286 shares of Bio-Aqua common stock to several consultants of New Dragon Asia Food Limited for services provided in connection with the share exchange.

Q: ARE THERE ANY CONDITIONS TO CONSUMMATION OF THE SHARE EXCHANGE?

A: Yes, the consummation of the share exchange is subject to the satisfaction or waiver of several conditions, including the approval by our shareholders of (1) the sale of substantially all our assets, (2) the issuance of greater than 20% of our common stock in connection with the share exchange and (3) the amendment to our articles of incorporation. A discussion of these conditions is set forth in this proxy statement. If our shareholders do not approve all four of the proposals described in this proxy statement, Bio-Aqua will not follow through with the share exchange, sale of assets, or the amendments to the articles of incorporation. While our board will not consummate the share exchange, sale of assets, or the articles of amendment unless the shareholders of Bio-Aqua approve all four proposals, certain other conditions of the share exchange may be waived by our board and/or the board of directors of New Dragon Asia Food Group. Similarly, certain conditions to the sale of assets may also be waived by our board of directors and/or Mr. Rutman.

Q: WHAT ARE THE IMPLICATIONS OF THE PROPOSALS FOR BIO-AQUA'S CURRENT BUSINESSES?

A: If the sale of assets, share exchange and articles of amendment are approved by our shareholders, Bio-Aqua will sell all or substantially all of its assets and no longer own or operate its current business. Instead, after the share exchange, Bio-Aqua will carry on New Dragon Asia Food Group's business, under the leadership of New Dragon Asia Food Group's current management and Chilean and Uruguayan subsidiaries will continue to be operated by current employees under the ownership of Max Rutman and his affiliated entities.

Q: WHAT ARE THE RISKS TO THE PROPOSALS?

A: We are selling all of our assets through a stock purchase agreement with Max Rutman. Mr. Rutman (or his affiliated entities), the purchaser of the animal nutrition and research and development operations, is also our majority shareholder, chairman and chief executive officer. Mr. Rutman is not withdrawing from the animal nutrition and research and development business. Our decision to withdraw from our animal nutrition and research and development business may be premature. Economic factors change quickly. New Dragon Asia Food Group's business plan may never be realized. It is possible that we will sell our existing assets to a related party at the bottom of the economic cycle for animal nutrition and research and development and purchase an Asian food manufacturer and distributor at the top of the market. If we sell our animal nutrition and research and development businesses and invest in New Dragon Asia Food Group, your return may be less than if we continued our current business.

Q: WILL BIO-AQUA'S COMMON STOCK CONTINUE TO BE LISTED ON THE AMERICAN STOCK EXCHANGE?

A: Currently, our common stock is listed on the American Stock Exchange. However, on July 17, 2001 we were notified by Amex that our securities were subject to being delisted from the Amex. We have appealed this determination. One of the conditions to the consummation of the share exchange, unless waived by the board of directors of New Dragon Asia Food Group and/or Bio-Aqua, is that the parties receive assurances from Amex that Bio-Aqua's common stock maintains its listing, or if Amex requires a new listing application to be submitted, then Amex shall have approved the application prior to consummation of the share exchange. If both parties do waive this condition and Bio-Aqua's common stock is delisted from the American Stock Exchange, then our common stock will likely be traded on the Electronic Bulletin Board. You are urged to review the section entitled "Risk Factors" for a discussion of the risks associated with de-listed stock.

Q: WHEN WILL THE SALE OF ASSETS AND SHARE EXCHANGE OCCUR?

A: We plan to complete the sale of assets, share exchange and amendment to our articles of incorporation as soon as possible after the special meeting, subject to the satisfaction or waiver of the conditions to the stock purchase agreement with Mr. Rutman, and the share exchange agreement with New Dragon Asia Food Limited. Although we cannot predict exactly when all conditions will be satisfied or waived, we hope to complete the transactions in October 2001. The

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
share exchange agreement provides for termination if the share exchange is not consummated by November 5, 2001, unless the both parties agree to a later date.

Q: ARE DISSENTERS' RIGHTS AVAILABLE AND HOW DO I EXERCISE THEM?

A: Yes, Florida law provides that you may dissent from the sale of assets to be considered at the special meeting. In order to perfect your dissenter's rights, you must first notify Bio-Aqua prior to the special meeting in writing that you intend to vote against the sale of assets and you must actually vote against the sale of assets. If the proposal from which you dissent is approved by our shareholders and that transaction is consummated, Bio-Aqua will then notify you that you are entitled to demand payment for your shares and instruct you of the necessary steps in order to obtain such payment. If you do not comply with the procedures governing dissenters' rights set forth under Florida law and explained elsewhere in this proxy statement, you may not be entitled to payment for your shares. You are urged to review the section of this proxy statement entitled "Rights of Dissenting Shareholders" for a more complete discussion of dissenters' rights.

Q: WHAT DO I NEED TO DO NOW?

A: This proxy statement contains important information regarding the sale of assets, share exchange, and amendment to our articles of incorporation. It also contains important information about what our management and board of directors, and the management and board of directors of New Dragon Asia Food Group, considered in evaluating the sale of assets and share exchange. We urge you to read this proxy statement carefully, including the appendices, and to consider how the sale of assets, share exchange and articles of amendment effect you as a shareholder.

Q: HOW DO I VOTE?

A: Just indicate on your proxy card how you want to vote your shares of Bio-Aqua stock and sign and mail the proxy card in the enclosed return envelope as soon as possible so that your shares will be represented at the special meeting.

Q: WHAT VOTE IS REQUIRED TO APPROVE THE SALE OF ASSETS AND ISSUANCE OF COMMON STOCK BY BIO-AQUA'S SHAREHOLDERS?

A: Each of the proposals to be considered at the special meeting must be approved by our shareholders in the following manner:

              (1) With respect to the sale of assets, the affirmative vote of a majority of the issued and outstanding shares of our common stock is required to approve the transaction.

              (2) The issuance of common stock in connection with the share exchange must be approved by the affirmative vote of at least a majority of the issued and outstanding shares of our class A common stock and class B common stock voting together as a single class. Section 712 and 713 of the American Stock Exchange Company Guide, The American Stock Exchange Listing Standards, Policies and Requirements requires certain companies whose securities are traded on the American Stock Exchange (such as Bio-Aqua) to obtain shareholder approval prior to issuing common stock (or shares convertible into common stock) in a transaction other than a public offering at a price less than the market value of the common stock when the amount of common stock to be issued (or issuable upon conversion) is or will be greater than 20% of the common stock or voting power of the company outstanding prior to issuance.

              (3) The amendment to Bio-Aqua's articles of incorporation to increase the authorized number of shares of capital stock to 107,000,000 and the respective increase in authorized class A common shares to 100,000,000 requires the affirmative vote of a majority of the issued and outstanding shares of our common stock.

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
              (4) The amendment to Bio-Aqua's articles of incorporation to change our name to New Dragon Asia Corp. requires the affirmative vote of a majority of the issued and outstanding shares of our common stock.

         Max Rutman, through his ownership interest in Flagship Import Export L.L.C., owns a majority of our outstanding shares of common stock. He intends to vote all of his shares in favor of the four proposals. The remaining officers and directors of our company also intend to vote their shares in favor of the four proposals.

         If you return a signed and dated proxy card but do not indicate how the shares are to be voted, those shares represented by your proxy card will be voted "FOR" each of the proposals. An "ABSTAIN" vote will not be voted at the special meeting, but will be counted as present for purposes of both establishing a quorum and as shares entitled to vote on a matter. Since all of the proposals being considered must be approved by a majority of all shares entitled to vote on the matter, an abstention will have the same effect as a vote against a proposal.

Q: WHAT IF SOME, BUT NOT ALL, OF THE PROPOSALS PRESENTED ARE NOT APPROVED?

A: All proposals must be approved for any of the transactions described in these proxy materials to be consummated. If any one of the proposals is not approved, none of the proposed transactions will be consummated.

Q: WHEN AND WHERE IS THE SPECIAL MEETING?

A: The Special Meeting will be held on Monday, November 5, 2001 at 1:00 p.m. (Florida Time), at 350 East Las Olas Boulevard, Fort Lauderdale, Florida 33301.

Q: WHO CAN VOTE AT THE SPECIAL MEETING?

A: Holders of Bio-Aqua's class A common stock and class B common stock who hold their shares of record as of the close of business on October 8, 2001 are entitled to notice of and to vote at the special meeting. On the record date, there were approximately 200 shareholders of record of Bio-Aqua common stock (approximately 20 of which are held in "street name") and approximately 2,748,794 shares of Bio-Aqua common stock (including 1,048,794 share of class A common and 1,700,000 shares of class B common) were issued and outstanding.

Q: IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER OR NOMINEE, WILL MY BROKER OR NOMINEE VOTE MY SHARES FOR ME?

A: Your broker or nominee will vote your shares only if you provide instructions on how you want your shares to be voted. You should follow the directions provided by your broker or nominee.

Q: CAN I CHANGE MY VOTE AFTER I HAVE MAILED MY PROXY CARD?

A: Yes. You may change your vote by revoking your proxy at any time before the polls close at the special meeting. You can do this in one of three ways:

              (1) timely delivery of a valid, later-dated proxy;

              (2) written notice addressed to Corporate Secretary, Bio-Aqua
                  Systems, Inc., 350 East Las Olas Boulevard, Suite 1700, Fort Lauderdale, Florida 33301, before the special meeting that you have revoked your proxy; or

              (3) attendance at the special meeting in person and completing a ballot.

         You may not revoke your proxy by simply attending the special meeting unless you complete a ballot. If you have instructed a broker or nominee to vote your shares, you must follow directions from your broker or nominee to change those instructions.

Q: WHAT DO I NEED TO DO NOW?

A: Please vote your shares as soon as possible, so that your shares are represented at the special meeting. TO VOTE YOUR SHARES, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND PROMPTLY RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. If you attend the special meeting, you may vote in person if you wish by completing a ballot at the special meeting, whether or not you have already signed, dated and returned your proxy card. Please review this proxy statement for more complete information regarding the matters proposed for your consideration at the special meeting.

Q: WHO CAN HELP ANSWER MY QUESTIONS?

A: If you have any questions regarding the matters discussed in this proxy statement or if you would like additional copies of this proxy statement or if you have questions about how to complete and return your proxy card, you should call Bio-Aqua's corporate counsel at (954) 763-1200, ext. 7879.

                                     SUMMARY

         The following is a summary of certain information contained elsewhere in this proxy statement. The following summary is not intended to be complete and is qualified in its entirety by reference to the more detailed information contained in this proxy statement and in the attached Appendices. You are urged to review the entire proxy statement carefully. References in this Summary and throughout the proxy statement to "we," "us," "Bio-Aqua," or the "Company" refer to Bio-Aqua Systems, Inc. References to "New Dragon" refer to New Dragon Asia Food Group. Bio-Aqua has supplied all information contained in this proxy statement relating to Bio-Aqua and its subsidiaries. New Dragon has supplied all information in this proxy statement relating to New Dragon Asia Food Group and its subsidiaries. Neither Bio-Aqua nor New Dragon makes any representation as to information contained herein supplied by the other company.

                               THE SPECIAL MEETING

DATE, TIME AND PLACE

         The special meeting will be held on Monday, November 5, 2001 at 1:00 p.m. (Florida time) at 350 East Las Olas Blvd., Fort Lauderdale, Florida 33301

RECORD DATE; SHAREHOLDERS ENTITLED TO VOTE

         Only holders of issued and outstanding shares of Bio-Aqua's common stock on October 8, 2001, (the "Record Date") are entitled to notice of and to vote at the special meeting or at any adjournment or postponement thereof. As of the Record Date, there were approximately 2,748,794 shares of Bio-Aqua common stock outstanding, held of record by approximately 200 shareholders. 1,048,794 shares of class A common stock were outstanding and 1,700,000 shares of class B common stock were outstanding. Our class B common stock is held by Max Rutman, our majority shareholder and chief executive officer through his interest in Flagship Import Export LLC (1,530,010 shares) and Atik S.A. (169,990 shares). Class B shares have super voting rights. Mr. Rutman intends to vote all of his shares in favor of the four proposals. The presence, in person or by proxy, at the special meeting of the holders of a majority of the outstanding shares of Bio-Aqua's common stock is necessary to constitute a quorum at the special meeting.

PURPOSE OF THE SPECIAL MEETING

         At the Special Meeting, you will be asked to:

         1. approve the sale of substantially all the assets of Bio-Aqua pursuant to the terms of a stock purchase agreement between Bio-Aqua and Max Rutman,

         2. approve the issuance of in excess of 20% of the presently issued and outstanding common stock of Bio-Aqua in connection with our acquisition of New Dragon Asia Food Group pursuant to a share exchange agreement,

         3. to amend our articles of incorporation to increase our authorized capital stock from 30,000,000 shares to 107,000,000 shares, increasing our authorized class A common stock to 100,000,000 shares,

         4. to amend our articles of incorporation to change our name to New Dragon Asia Corp., and

         5. any other business which may properly come before the special meeting or any adjournment or postponement of the special meeting.

SHAREHOLDER APPROVAL OF THE SALE OF ASSETS AND THE SHARE EXCHANGE

         Approval of the sale of assets, share exchange agreement, and amendment to our articles of incorporation requires the affirmative vote of at least a majority of all issued and outstanding shares of Bio-Aqua common stock. It is expected that all 1,550,010 shares of common stock owned by our officers and directors, which is approximately 56% of the total number of beneficially owned shares of Bio-Aqua's common stock and 80% of the voting shares of Bio-Aqua, will be voted in favor of the amendment to the articles of incorporation and the share exchange at the special meeting. Max Rutman, to whom all or substantially all of the assets of Bio-Aqua are being sold, is also the beneficial owner of approximately 54% of the common stock of Bio-Aqua and 80% of the voting interest in Bio-Aqua.

BIO-AQUA

         General. Bio-Aqua Systems, Inc., a Florida corporation, was incorporated in March 1999 as a holding company to acquire Tepual, S.A., a Chilean corporation. Until business operations were suspended, Tepual, S.A. was in the business of research and development and sales of vaccine products and production and control systems related to animal nutrition and health. Bio-Aqua also sold, brokered and provided technical advice in the production of meals for feed used by the aqualculture, poultry and cattle farming industries. In addition, Bio-Aqua acquired 75% of Krisel, S.A. in 2000, a krill fishing company operating in Uruguay. Bio-Aqua's historical and current operations will sometimes be referred to as "Tepual operations" throughout this proxy. However, due to lack of working capital we have suspended all of our operations. On August 7, 2001, Bio-Aqua announced it would seek to divest itself of its current operations and acquire a new operating company with the goal of enhancing shareholder value.

         Recent Events. To facilitate the payment of certain obligations of Bio-Aqua, including legal, accounting, American Stock Exchange fees and general corporate expenses, Max Rutman entered into a series of agreements dated May 9, 2001 with OTC Limited. Under these agreements Mr. Rutman received a loan of $152,991. Mr. Rutman pledged 1,529,910 shares of his Bio-Aqua class B stock under a pledge agreement to secure the loan. Under the terms of a secured promissory note, Mr. Rutman must repay the principal sum of the loan plus annual interest of 8% accrued from May 9, 2001 at the earliest of either (a) September 30, 2001 or (b) one business day after the closing of the share exchange. As of the mailing date of this proxy statement, OTC Limited has not exercised its option. In addition, in consideration for the loan, Mr. Rutman granted an option to purchase 1,529,910 of his class B common shares of Bio-Aqua to OTC Limited. OTC Limited may exercise the option and purchase the shares during the option period. The per share exercise price of the option is $.10. During the term of the above agreements, Mr. Rutman will maintain all and any voting rights pertaining to the class B shares.

                          SUMMARY OF THE SALE OF ASSETS

         Bio-Aqua is a holding company that owns and operates a 99.9% interest in Tepual, S.A. (a Chilean company) and a 75% interest in Krisel, S.A. (a Chilean company) (collectively "Tepual"). The stock purchase agreement governing the terms and conditions of the sale of assets provides for the sale of all of Bio-Aqua's stock interest in Tepual to Max Rutman in consideration for Mr. Rutman assuming all of the liabilities of Tepual.

                          SUMMARY OF THE SHARE EXCHANGE

NEW DRAGON ASIA FOOD GROUP

         New Dragon Asia Food Group is a group comprised of several subsidiaries and joint ventures, principally engaged in the manufacturing, marketing and distribution of instant noodles and flour in Mainland China. New Dragon maintains its principal offices.

         New Dragon was wholly owned by New Dragon Asia Food Limited, a British Virgin Islands company. No public market exists for New Dragon's equity interests.

         New Dragon is headquartered in Hong Kong. Its address is Wing On Centre, 111 Connaught Road Central, 13th Floor, Sheung Wan, Hong Kong and its telephone number is 011 (825) 2815-9892.

RECOMMENDATION OF BIO-AQUA'S BOARD OF DIRECTORS; REASONS FOR THE SHARE EXCHANGE

         On or about July 2, 2001, Bio-Aqua's board of directors, determined that the share exchange agreement and the transactions contemplated by the share exchange agreement, including the sale of assets and the amendment to the articles of incorporation, were advisable, fair to and in the best interests of Bio-Aqua and its shareholders. In reaching its conclusion, the board considered several factors, including: (1) The Tepual operations have been suspended and Bio-Aqua currently does not have cash flow or borrowing power sufficient to recommence its Tepual operations. In addition, because of illiquidity and its stock low price, Bio-Aqua's stock has not been sufficiently attractive to serve as currency to fund investments. As a "small cap" company, Bio-Aqua has had difficulty raising capital through equity offerings because there has been very little institutional interest in its stock; and (2) Bio-Aqua believes that New Dragon's operations and business prospects offer its shareholders a greater chance of maximizing shareholder value than if Bio-Aqua continued with its Tepual operations. Having determined that Bio-Aqua no longer has a ready means by which to fund its operations, Bio-Aqua's board of directors has determined that it is in Bio-Aqua's best interests to dispose of all of its Tepual operations.

NEW DRAGON'S REASONS FOR THE SHARE EXCHANGE

         On July 2, 2001, New Dragon Asia Food Limited unanimously approved the share exchange agreement and the transactions contemplated in the share exchange agreement, determining they were advisable and in the best interests of New Dragon and its shareholders. In reaching its conclusion, New Dragon's board of directors and shareholders considered the liquidity provided to its shareholders that the share exchange may afford, as well as the increased ability that New Dragon will have to raise additional capital if and when that becomes necessary.

TERMS OF THE SHARE EXCHANGE

         General. Pursuant to the terms of the share exchange agreement, the shareholders of New Dragon Asia Food Limited will exchange its wholly owned interest in New Dragon for an aggregate of 37,890,857 shares of Bio-Aqua class A common stock. Upon the closing of the share exchange, New Dragon will then be a wholly-owned subsidiary of Bio-Aqua.

         Upon the consummation of the transactions contemplated by the share exchange agreement, in exchange for its interest in New Dragon, New Dragon Asia Food Limited and its consultants will receive an aggregate of 37,890,857 shares of Bio-Aqua common stock.

         The share exchange will become effective upon Bio-Aqua shareholder approval. Assuming all conditions to the share exchange are satisfied or waived, it is anticipated that the share exchange will be completed within one week of the special meeting. At the effective time of the share exchange.

         Conditions to Closing. In addition to other conditions to consummation of the share exchange customary to agreements of this type, the share exchange agreement provides that the obligations of the parties to effect the share exchange are subject to the satisfaction, among others, of the following conditions, any of which may be waived by the parties:

         - Amex shall not have provided any notice that the proposed share exchange will prevent the continued listing of Bio-Aqua's common stock on the American Stock Exchange;

         - All outstanding Bio-Aqua class B common shares shall be converted to class A common shares;

         - Bio-Aqua shall not have more than 2,748,794 shares outstanding (excluding shares of common stock underlying common stock purchase warrants) immediately prior to the effective time of the share exchange;

         - Bio-Aqua shall have completed the sale of assets or otherwise disposed of all of its assets;

         -    Bio-Aqua shall have disposed of or transferred its liabilities;

         - Bio-Aqua shall have entered into a registration rights agreement with the New Dragon interest holders; and

         - Bio-Aqua shall have received shareholder approval to amend its articles of incorporation to change its name and increase its authorized common stock.

         Termination of the share exchange agreement. The share exchange agreement may be terminated by either party if:

         - the shareholders of either company do not approve the requisite transactions contemplated by the share exchange agreement;

         - the share exchange has not been consummated by November 5, 2001, or a later date mutually agreed upon;

         - there has been a material misrepresentation, breach of warranty or breach of a covenant by the other party; or

         - there has been a material adverse change in the financial condition of the other party.

MANAGEMENT OF BIO-AQUA AFTER THE SHARE EXCHANGE

         Bio-Aqua has agreed that, as of the effective time of the share exchange, the directors and all officers of Bio-Aqua will resign, except for Max Rutman, who will remain a director. Mr. Rutman, as the sole remaining director of Bio-Aqua, will appoint Song Xue Jun, Zhang Shu Hua, Lai Wing Leung, and Leung Man Fai to serve as members of the board of directors until the next annual meeting of the shareholders. Immediately thereafter, Mr. Rutman will resign and the newly-comprised board of directors will elect those individuals serving as officers of New Dragon immediately preceding the effective time of the share exchange as officers of Bio-Aqua. Biographical information concerning the new directors is set forth in "Approval of the Share Exchange Agreement -- The Management of Bio-Aqua and the Surviving Company After the Share Exchange."

INTERESTS OF CERTAIN PERSONS IN THE SHARE EXCHANGE

         Certain individuals who will serve as directors and executive officers of Bio-Aqua following the effective time of the share exchange currently own no shares of Bio-Aqua's common stock. Mr. Rutman has pledged 1,529,910 shares in return for a loan in the amount of $152,991, which amount has been used to pay certain obligations of Bio-Aqua. Mr. Rutman will retain voting control over the shares during the term of the pledge agreement. Assuming there is no adjustment in the exchange ratio, following the share exchange the current and future directors and executive officers will be deemed to have such beneficial ownership of common stock as follows:



                                             Shares Owned Prior                      Shares Owned After
                                              to Effective Date                        Effective Date
         Name                           Number            Percentage            Number           Percentage
         ----                           ------            ----------            ------           ----------
Max Rutman                            1,530,010(1)(2)         54%             1,530,010(1)(2)         4%
Nestor Lagos                             10,000(3)            *                  10,000(3)            *
Pedro Sayes                               5,000(4)            *                   5,000(4)            *
Oscar Cornejo                             5,000(5)            *                   5,000(5)            *
Song Xue Jun                                 -0-             -0-                     -0-             -0-
Zhang Shu Hua                                -0-             -0-                     -0-             -0-
Lai Wing Leung                               -0-             -0-                     -0-             -0-
Leung Man Fai                                -0-             -0-                     -0-             -0-

(1) Represent class B common shares, which have super voting rights. The majority of these shares have been pledged as security for a loan.
(2) Excludes 25,000 shares of common stock underlying options to purchase common stock exercisable at $1.65 per share.
(3) Excludes 15,000 shares of common stock underlying options to purchase common stock exercisable at $1.50 per share.
(4) Excludes 10,000 shares of common stock underlying options to purchase common stock exercisable at $1.50 per share.
(5) Excludes 10,000 shares of common stock underlying options to purchase common stock exercisable at $1.50 per share.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         It is intended that the share exchange will qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). It is not expected that the share exchange will result in any federal income tax consequences to shareholders of Bio-Aqua other than any shareholders exercising dissenter's rights under the FBCA. See "Approval of the Share Exchange Agreement -- Certain Federal Income Tax Effects."

REGULATORY APPROVAL

         Bio-Aqua and New Dragon each believe that no regulatory approvals are or will be required in connection with the share exchange.

                             MARKET FOR COMMON STOCK

         Bio-Aqua's common stock and common stock purchase warrants are currently traded on the American Stock Exchange under the symbol "SEA" and "SEA/WS", respectively. Bio-Aqua has also issued options to purchase an aggregate of 300,000 share of common stock, exercisable at prices ranging from $1.50 to $1.65. The options are not publicly traded.

         No established trading market exists for New Dragon's securities.

         The closing sale price per share of Bio-Aqua's common stock, as reported on the American Stock Exchange on July 1, 2001, the last full trading day before the execution of the share exchange agreement by Bio-Aqua, was $.21. The closing price per share on October 8, 2001 was $.90.

         The following table sets forth high and low bid quotations for our common stock for the periods indicated. These quotations, as reported by Interactive Data, reflect prices between dealers, do not include retail mark-ups, mark-downs, commissions and may not necessarily represent actual transactions.

Period                                                High              Low
------                                                ----              ---

May 1, 2000 - June 30, 2000                           $4.18             $2.50
July 1, 2000 - September 30, 2000                      3.25              1.06
October 1, 2000 - December 31, 2000                    1.37               .18
January 1, 2000 - March 31, 2001                        .47               .18
April 1, 2001 - June 30, 2001                           .30               .21
July 1, 2001 - September 30, 2001                      1.24               .21

           CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING INFORMATION

         Certain information contained in this proxy statement which does not relate to historical financial information may be deemed to constitute forward looking statements. The words or phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "believe" or similar expressions identify "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (as amended). This proxy statement contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of each of Bio-Aqua and New Dragon, and the effect of the share exchange. Because such statements are subject to risks and uncertainties, actual results may differ materially from historical results and those presently anticipated or projected. Bio-Aqua's shareholders are cautioned not to place undue reliance on such statements, which speak only as of the date hereof. Among the factors that could cause actual results in the future to differ materially from any opinions or statements expressed with respect to future periods are those described in the section of this proxy statement entitled "Risk Factors." Neither Bio-Aqua nor New Dragon undertakes any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

                               THE SPECIAL MEETING

GENERAL

         This proxy statement is being furnished to shareholders of Bio-Aqua in connection with the solicitation of proxies by the board of directors of Bio-Aqua for use at the special meeting to be held on November 5, 2001 at 1:00 p.m. (Florida time) at 350 East Las Olas Blvd., Fort Lauderdale, Florida 33301, and at any adjournment or postponement thereof. The approximate date on which these proxy materials were first sent or given to shareholders of Bio-Aqua was October 22, 2001.

MATTERS TO BE CONSIDERED

         The matters to be considered at the special meeting are the following:

         1. the sale of substantially all the assets of Bio-Aqua pursuant to the terms of a stock purchase agreement between Bio-Aqua and Max Rutman,

         2. to approve the issuance of in excess of 20% of the presently issued and outstanding common stock of Bio-Aqua in connection with our acquisition of New Dragon Asia Food Group,

         3. to amend our articles of incorporation to increase our authorized capital stock from 30,000,000 shares to 107,000,000 shares, increasing our authorized class A common stock to 100,000,000 shares,

         4. to amend our articles of incorporation to change our name to New Dragon Asia Corp., and

         5. any other business which may properly come before the special meeting or any adjournment or postponement of the special meeting.

RECORD DATE; SHAREHOLDERS ENTITLED TO VOTE; VOTING; QUORUM

         Bio-Aqua has fixed October 8, 2001, as the record date for the determination of the holders of Bio-Aqua's common stock entitled to notice of and to vote at the special meeting. Only holders of Bio-Aqua's common stock on the Record Date will be entitled to notice of and to vote at the special meeting and at any adjournment or postponement thereof. As of the Record Date, there were approximately 2,748,794 shares of Bio-Aqua's common stock outstanding, held by approximately 200 shareholders of record (approximately 20 of which are held in "street name"). Each holder of record of class A common stock is entitled to cast one vote per share of stock on all matters properly submitted for the vote of Bio-Aqua's shareholders, exercisable in person or by properly executed proxy, at the special meeting. Each holder of record of class B common stock (Max Rutman through his interest in Flagship Import Export LLC and Atik S.A.) is entitled to cast five votes per share of stock. Max Rutman owns a majority of our outstanding shares of common stock. He intends to vote all of his shares in favor of the four proposals. The remaining officers and directors of our company also intend to vote their shares in favor of the four proposals.

         The presence, in person or by proxy, of holders of a majority of the shares of Bio-Aqua common stock outstanding as of the Record Date constitutes a quorum for the transaction of business at the special meeting. In the event there are not sufficient votes for a quorum or to approve any proposals at the time of the special meeting, the special meeting may be adjourned in order to permit further solicitation of proxies. Abstentions will count towards quorum requirements.

         The sale of assets (Proposal One); share exchange and issuance of common stock (Proposal Two); and amendment to the articles of incorporation (Proposal Three and Four) must be approved by the affirmative vote of at least a majority of all of the issued and outstanding shares of Bio-Aqua common stock. As to the sale of assets, share exchange and amendment to the articles, a shareholder may: (i) vote "FOR" the proposal, (ii) vote "AGAINST" the proposal, or (iii) "ABSTAIN" with respect to each proposal. Since all proposals must be approved by an affirmative vote of a majority of all of the outstanding shares of Bio-Aqua, a vote of "Abstain" has the same effect as a vote against the proposals.

SOLICITATION

         Any person signing and returning the enclosed Proxy may revoke it at any time before it is voted by giving written notice of such revocation to Bio-Aqua, or by voting in person at the Meeting. Pursuant to the share exchange agreement, the expense of soliciting proxies, including the cost of preparing, assembling and mailing the proxy materials to shareholders, will be assumed by New Dragon. It is anticipated that solicitations of proxies for the special meeting will be made only by use of the mails; however, Bio-Aqua may use the services of a proxy solicitation firm. Directors, officers and employees may also be used to solicit proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy materials to the beneficial owners of Bio-Aqua's shares held of record by such persons, and Bio-Aqua will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

         All shares represented by valid proxies will be voted in accordance therewith at the special meeting.

VOTING AND REVOCABILITY OF PROXIES

         Shares of Bio-Aqua common stock represented by all properly executed proxies received at Bio-Aqua's transfer agent prior to the date of the special meeting, will be voted as specified in the proxy. Unless contrary instructions are indicated on the proxy, the shares of common stock represented by such proxy will be voted "FOR" approval of the sale of assets, "FOR" approval of the share exchange agreement, and "FOR" the amendment to the articles of incorporation.

         The giving of the enclosed proxy does not preclude the right to vote in person should the shareholder giving the proxy so desire. A proxy may be revoked at any time prior to its exercise by (1) providing notice in writing to Bio-Aqua's corporate secretary that the proxy is revoked; (2) presenting to Bio-Aqua a later-dated proxy; or (3) by attending the special meeting and voting in person.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                                       Number of Shares
   Name of                              of Common Stock           Ownership               Voting
Beneficial Owner                       Beneficially Owned         Percentage            Percentage
----------------                       ------------------         ----------            ----------
Max Rutman                                 1,530,010(1)                 54%                   80%
Atik S.A.                                    169,990(2)                  6%                    9%
Nestor Lagos                                  10,000(3)                   *                     *
Pedro Sayes                                    5,000(4)                   *                     *
Oscar Cornejo                                  5,000(5)                   *                     *
All executive officers and
Directors as a group (4 persons)            1,550,010                   55%                   80%

--------------------

(1) Includes 1,530,010 shares of class B common stock that have 5 votes per share. The majority of Mr. Rutman's shares are held by Flagship Import Export L.L.C., a limited liability company wholly owned by Max Rutman. Mr. Rutman has pledged 1,529,910 shares in return for a loan of $152,991. Mr. Rutman will retain voting control over the shares pursuant to a pledge agreement. Excludes 25,000 shares of common stock underlying options exercisable at $1.65 per share.
(2) Includes 169,990 shares of class B common stock that have 5 votes per share.
(3) Excludes 15,000 shares of common stock underlying options exercisable at $1.50 per share.
(4) Excludes 10,000 shares of common stock underlying options exercisable at $1.50 per share.
(5) Excludes 10,000 shares of common stock underlying options exercisable at $1.50 per share.

                                  PROPOSAL ONE:
                                 SALE OF ASSETS

         The following discussion summarizes certain aspects of the proposal to sell all or substantially all of Bio-Aqua's assets to Max Rutman or an entity beneficially owned by Mr. Rutman. The following is not a complete statement of the terms of the sale of assets and is qualified in its entirety by the stock purchase agreement, a copy of which is attached as Appendix A.

GENERAL

         The stock purchase agreement (attached as Appendix A to the proxy materials) provides for the sale of all of the issued and outstanding stock of Tepual to Max Rutman. In consideration for the interest in Tepual, Mr. Rutman will assume all debts and liabilities of Tepual. Mr. Rutman is the principal shareholder, chairman and chief executive officer of Bio-Aqua.

BACKGROUND AND REASONS FOR SALE OF ASSETS

         Bio-Aqua is proposing the sale of assets for several reasons. The disposition of all of Bio-Aqua's assets is a condition to the consummation of the share exchange, as described in this proxy statement. Currently, Tepual has suspended operations and Bio-Aqua does not have cash flow or borrowing capacity sufficient to continue its Tepual operations, nor satisfy current obligations. Moreover, because of illiquidity and significant fluctuation in its stock price, Bio-Aqua's stock has not been sufficiently attractive to serve as currency to generate capital. As an American Stock Exchange company, Bio-Aqua has been unable to raise capital through equity offerings because it has had no institutional interest in its stock. Having determined that it no longer has a ready means by which to fund operations and recognizing Tepual's financial condition, the board of directors has determined that it is in Bio-Aqua's best interests to dispose of Tepual.

STOCK PURCHASE AGREEMENT

         You are urged to review the stock purchase agreement, a copy of which is incorporated in and attached to this proxy statement as Appendix A, for a complete statement of the terms of the sale of assets. The following summary is qualified in its entirety by the stock purchase agreement.

EFFECTIVE DATE AND CONSEQUENCES OF THE SALE OF ASSETS

         The effective time of the sale of assets will immediately precede the closing of the share exchange. It is anticipated that the closing of the sale of assets will occur within one week of the date of the special meeting. Upon the consummation of the sale of assets, Bio-Aqua will no longer own Tepual.

REPRESENTATIONS, WARRANTIES AND COVENANTS

         The stock purchase agreement contains certain covenants of Mr. Rutman relating to the continued operation of Tepual, its assets and liabilities.

RIGHTS OF BIO-AQUA'S DISSENTING SHAREHOLDERS

         The proposed sale of assets is a corporate action which gives rise to dissenters' rights under the FBCA. A summary and discussion of dissenters' rights available to Bio-Aqua shareholders is set forth in this proxy statement under the heading "Rights of Dissenting Shareholders."

INTERESTS OF CERTAIN ENTITIES

         In considering the sale of assets, you should be aware that Max Rutman, through his interests in Flagship Import Export LLC, currently owns approximately 54% of the Bio-Aqua outstanding common stock and 80% of Bio-Aqua's voting interest. Although Mr. Rutman has pledged the majority of these shares as collateral for a $152,991 loan, he maintains voting control of these shares. Therefore, Mr. Rutman, as a shareholder of Bio-Aqua, has interests in the sale of assets in addition to, and different from, the interests of Bio-Aqua's shareholders generally. Prior to the effective date of the sale of assets, Bio-Aqua shall have received a written opinion acceptable to Bio-Aqua in its sole discretion, stating that the consideration to be received by Bio-Aqua pursuant to the stock purchase agreement is fair to Bio-Aqua and its shareholders from a financial point of view.

BOARD RECOMMENDATION

         The proposed sale of assets could constitute a conflict of interest transaction because Bio-Aqua's assets are being sold to Mr. Rutman, its largest shareholder. Accordingly, pursuant to the FBCA, Section 607.0901 (Affiliated Transactions), Bio-Aqua's disinterested directors recommend that you approve the sale of assets. However, shareholders must consider the merits of the sale of assets independent of any recommendation of the board.

VOTE REQUIRED

         Approval of the sale of assets requires the affirmative vote of at least a majority of all of the issued and outstanding shares of Bio-Aqua common stock. Because the sale of assets must be approved by an affirmative vote of a majority of all of the outstanding shares of Bio-Aqua, a vote of "Abstain" has the same effect as a vote against the sale of assets.

PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE SALE OF ASSETS PROPOSAL UNLESS A VOTE AGAINST THE PROPOSAL OR ABSTENTION IS SPECIFICALLY INDICATED.

IN THE EVENT THAT THE SHARE EXCHANGE AGREEMENT IS NOT APPROVED BY THE SHAREHOLDERS AT THE SPECIAL MEETING OR THE SHARE EXCHANGE IS OTHERWISE ABANDONED PRIOR TO THE CONSUMMATION OF THE SALE OF ASSETS, THE SALE OF ASSETS WILL ALSO BE ABANDONED. SIMILARLY, THE SHARE EXCHANGE AGREEMENT WILL BE TERMINATED IF THE SALE OF ASSETS IS NOT APPROVED BY THE REQUISITE SHAREHOLDER VOTE AT THE SPECIAL MEETING.

                                  PROPOSAL TWO:
            APPROVAL OF THE SHARE EXCHANGE AGREEMENT (STOCK ISSUANCE)

         The following information describes the material aspects of the share exchange. This description does not purport to be complete and is qualified in its entirety by reference to the appendices attached hereto, including the share exchange agreement, which is attached to this proxy statement as Appendix B and is incorporated herein by reference. You are urged to read Appendix B in its entirety.

BACKGROUND OF THE SHARE EXCHANGE

         On April 29, 2001, Bio-Aqua entered into a non-binding letter of intent to acquire 100% of the issued and outstanding stock of New Dragon. Negotiations subsequent to the letter of intent led to definitive agreements concerning the share exchange. Prior to negotiating the letter of intent, neither Bio-Aqua nor any of its subsidiaries or affiliates were involved in any negotiations, transactions, share exchanges, acquisitions, or consolidations with New Dragon or any of its affiliates.

         New Dragon Asia Food Group, through several subsidiaries and joint ventures, is principally engaged in the manufacturing, marketing and distribution of instant noodles and flour in Mainland China. New Dragon Asia Food Group maintains its principal offices at.

         On the effective date of the share exchange agreement, Bio-Aqua will receive 100% of the issued and outstanding shares of New Dragon common stock in exchange for 37,890,857 shares of Bio-Aqua class A common stock.

BIO-AQUA'S REASONS FOR THE SHARE EXCHANGE

         In March 2001, Bio-Aqua's board of directors met to consider and evaluate the economic conditions for the company. Due to lack of working capital and economic conditions throughout Chile and Peru, Bio-Aqua has suspended all current operations. In April 2001, the board began to evaluate restructuring alternatives. The board of directors evaluated several opportunities. In early April 2001, Bio-Aqua was introduced to New Dragon. Shortly after this introduction, the parties entered into a non-binding letter of intent to facilitate a share exchange between the companies, and on July 2, 2001, the parties executed the share exchange agreement. Bio-Aqua proposed the share exchange because it believes that the business prospects of New Dragon will afford Bio-Aqua's shareholders a better opportunity to increase shareholder value than if Bio-Aqua continued its current business. The board of directors believes that if Bio-Aqua sells its existing assets and invests, by way of the share exchange in New Dragon, Bio-Aqua's shareholders are more likely to realize increased value.

NEW DRAGON'S REASONS FOR THE SHARE EXCHANGE

         The decision by New Dragon's sole interest holder to enter into the share exchange agreement is based upon its conclusion that the share exchange affords New Dragon greater access to capital markets for the continued development of its services and greater liquidity for New Dragon Asia Food Limited.

THE SHARE EXCHANGE AGREEMENT

General Terms
-------------

         The share exchange agreement provides that, upon the satisfaction or waiver of certain conditions, New Dragon Asia Food Limited, the equity holder of New Dragon, will exchange its interest in New Dragon for an aggregate of 37,890,857 shares of Bio-Aqua class A common stock (of which 1,222,286 shares will be issued to several consultants of New Dragon Asia Food Limited). The shares received by New Dragon equity holders shall be restricted securities as defined under the Securities Act. Following the share exchange, New Dragon will be a wholly-owned subsidiary of Bio-Aqua. The share exchange will become effective upon Bio-Aqua shareholder approval. It is anticipated that if all conditions of the share exchange have been satisfied or waived, the share exchange will be completed within one week of the special meeting. The delay in fulfilling any condition of the share exchange could delay the completion of the share exchange or result in the termination of the share exchange agreement.

Effects of the Share Exchange
-----------------------------

         Upon consummation of the share exchange, New Dragon will become a wholly-owned subsidiary of Bio-Aqua. At the effective time of the share exchange, all outstanding equity interest in New Dragon common stock will be exchanged for 37,890,857shares of Bio-Aqua class A common stock (subject to adjustment in certain events).

         Following the share exchange and assuming Bio-Aqua's sale of assets, New Dragon will be a wholly-owned subsidiary of Bio-Aqua.

         As of the Record Date, New Dragon Asia Food Limited, a British Virgin Islands limited liability company, was the sole interest holder of New Dragon. Assuming the wholly owned interest in New Dragon is exchanged for 37,890,857 shares of Bio-Aqua common stock and assuming no change prior to the effective time of the share exchange, the aggregate number of shares of Bio-Aqua common stock issuable to New Dragon Asia Food Limited and its consultants would be 37,890,857, or approximately 93% of the Bio-Aqua common stock outstanding immediately after the effective time of the share exchange. New Dragon Asia Food Limited would own 36,668,571, shares of Bio-Aqua common stock. There are no outstanding options, warrants or other convertible instruments to purchase interests in New Dragon. As a result, New Dragon Asia Food Limited will have significant control over Bio-Aqua.

Fractional Shares
-----------------

         No fractional shares of Bio-Aqua common stock shall be issued in exchange for interests in New Dragon.

Effective Time
--------------

         If the share exchange agreement is adopted by the requisite vote of the shareholders of Bio-Aqua and all of the other conditions described under "The Share Exchange Agreement -- Certain Conditions to Consummation" are satisfied or waived by one or both of the parties, as appropriate (and to the extent permitted by the share exchange agreement), then, unless the share exchange agreement is previously terminated, the share exchange will be consummated and become effective at the time Bio-Aqua shareholders approve the transaction.

         The share exchange agreement provides that Bio-Aqua and New Dragon will cause the effective time to occur as promptly as practicable after the adoption by the shareholders of Bio-Aqua and of New Dragon and the satisfaction or waiver of the other conditions described below, but in no event later than ten (10) business days after all such conditions have been satisfied or waived, or on such other date as may be mutually agreed upon by the parties. There can be no assurance that all conditions to the share exchange will be satisfied. The share exchange agreement may be terminated prior to the effective date of the share exchange by either Bio-Aqua or New Dragon in certain circumstances, whether before or after adoption of the share exchange agreement by the shareholders of Bio-Aqua. See "The Share Exchange Agreement -- Termination."

Representations and Warranties
------------------------------

         Subject to certain specified exceptions, the share exchange agreement contains various representations and warranties of both Bio-Aqua and New Dragon relating to, among other things:

(1) the due organization, power and standing of Bio-Aqua and New Dragon, and similar corporation matters;

(2) the authorization, execution, delivery and performance by, and enforceability of the share exchange agreement against, Bio-Aqua and New Dragon;

(3) the absence of any provision of each party's articles or bylaws or any agreements, governmental authorizations, laws, regulations or orders in conflict with such party's authorization, execution, delivery or performance of the share exchange agreement;

(4) the absence of any public body, court or authority's authorization, consent or approval required for the consummation of the share exchange by Bio-Aqua and New Dragon;

(5) the capital structure and the authorization and validity of the outstanding shares of capital stock of Bio-Aqua and New Dragon;

(6) the absence of certain changes or events with respect to Bio-Aqua and New Dragon;

(7)      the absence of certain undisclosed liabilities of Bio-Aqua and New
         Dragon

(8) the absence of pending or threatened actions against such party with respect to the share exchange;

(9) the absence of claims for brokerage commissions, finders' fees, investment advisory fees or similar compensation based upon arrangements made by or on behalf of Bio-Aqua or New Dragon with respect to the share exchange;

(10)     real property used or occupied by Bio-Aqua and New Dragon;

(11) title (including leasehold title) of Bio-Aqua and New Dragon to, and the absence of liens against, certain properties and assets;

(12) the filing of tax returns, the absence of tax audits, the payment of taxes and related tax matters by Bio-Aqua and New Dragon;

(13) certain material contracts to which Bio-Aqua or New Dragon is a party and the absence of defaults and breaches with respect thereto;

(14)     the rights in certain intellectual property of Bio-Aqua and New Dragon;

(15) employee relations and certain other matters related to employees of Bio-Aqua and New Dragon;

(16) certain employee benefit plans and matters arising under the Employee Retirement Income Security Act of 1974, as amended;

(17) insurance policies of Bio-Aqua and New Dragon and certain matters related thereto;

(18)     certain transactions with affiliates of Bio-Aqua and New Dragon;

(19) compliance with applicable laws and possession of necessary permits by Bio-Aqua and New Dragon; and

(20)     material disclosure by Bio-Aqua and New Dragon.

         In addition, Bio-Aqua has also made certain additional representations and warranties to New Dragon relating to, among other things, the following matters (which representations and warranties are subject, in certain cases, to specified exceptions):

         - the filing of reports and other documents with the SEC, the material compliance of such documents with SEC rules and regulations and the accuracy of the information contained therein;

         - the material compliance of this proxy statement with certain laws and the accuracy of the information contained therein; and

         - the authorization and validity of the shares of common stock to be issued pursuant to the share exchange agreement.

Certain Covenants
-----------------

         The Share exchange agreement also contains various other covenants, including the following:

         (1) The parties shall use all reasonable efforts to make all legally-required filings and take all other actions necessary, proper or advisable to consummate the share exchange;

         (2) Between the date of the share exchange agreement and the date this proxy statement was filed with the SEC, the parties were required to afford each other reasonable access to certain books, records and papers;

         (3) Prior to the closing of the share exchange and in the event the share exchange is never consummated, the parties are prohibiting from disclosing or using any confidential information received from the other party;

         (4) Bio-Aqua is required to hold a special meeting of its shareholders to seek approval of the transactions contemplated by the share exchange agreement; each party is required to cooperate in the preparation of this proxy statement;

         (5) Neither Bio-Aqua nor New Dragon shall knowingly take any action which would disqualify the share exchange as a tax-free reorganization under the Internal Revenue Code;

         (6) The parties shall cooperate regarding the substance of press releases and public announcements relating to the share exchange agreement;

         (7) The parties shall use reasonable efforts to maintain listing of Bio-Aqua's common stock on the American Stock Exchange;

         (8) Subject to the fiduciary duties and legal obligations of the respective boards of directors of Bio-Aqua and New Dragon, the parties shall each recommend approval of the share exchange agreement, and, in the case of Bio-Aqua, the sale of substantially all of its assets and the amendment to Bio-Aqua's articles of incorporation, and use all reasonable efforts to obtain approvals thereof from their respective shareholders;

         (9) The parties shall give prompt notice to each other with respect to certain events and determinations and discovery of certain information;

         (10) At the effective time of the share exchange, Bio-Aqua shall deliver the voluntary resignations of its directors and executive officers, except that Max Rutman shall remain on the board of directors;

         (11) The parties agreed that, following the effective time of the share exchange, they will not alter the rights of any current or former director of Bio-Aqua who has a right to indemnification from Bio-Aqua pursuant to its articles of incorporation or bylaws.

Limitations on Solicitation of Transactions
-------------------------------------------

         Pursuant to the share exchange agreement, Bio-Aqua and New Dragon have each agreed that neither party nor any party's officers, directors or agents shall, directly or indirectly, encourage, solicit or initiate discussions or negotiations with, or engage in negotiations or discussions with, or provide non-public information to, any corporation, partnership, person or other entity or groups concerning any share exchange, sale of capital stock, sale of substantial assets or other business combination; provided that either party may engage in such discussion in response to an unsolicited proposal from an unrelated party if such party's board of directors determines, in good faith, after consultation with counsel, that the failure to engage in such discussions may constitute a breach of the fiduciary or legal obligations of such board of directors. Bio-Aqua and New Dragon have each agreed to promptly advise the other party if it receives a proposal or inquiry with respect to the matters described above.

Certain Conditions to Consummation of the Share Exchange
--------------------------------------------------------

         The effective time of the share exchange shall occur only upon the satisfaction of numerous conditions by either Bio-Aqua, New Dragon or both. The share exchange agreement provides that neither party is obligated to consummate the share exchange unless the following conditions are satisfied or mutually waived:

         (1) Amex shall not have provided any notice that the proposed share exchange will prevent the continued listing of Bio-Aqua's common stock on the American Stock Exchange;

         (2) All outstanding Bio-Aqua class B common shares shall be converted to class A common shares;

         (3) Bio-Aqua shall not have more than 2,748,794 shares outstanding (excluding shares of common stock underlying common stock purchase warrants and options) immediately prior to the effective time of the share exchange;

         (4) Bio-Aqua shall have completed the sale of assets or otherwise disposed of all of its assets;

         (5) Bio-Aqua shall have disposed of or transferred its liabilities;

         (6) Bio-Aqua shall have entered into a registration rights agreement with the New Dragon interest holders; and

         (7) Bio-Aqua shall have received shareholder approval to amend its articles of incorporation to change its name and increase its authorized common stock.

         (8) Each party shall have obtained all necessary third party consents and approvals;

         (9) No action or proceeding shall be pending or threatened which would seek to prohibit the transactions contemplated by the share exchange agreement; and

         (10) The offering of shares of Bio-Aqua common stock to the New Dragon interest holders shall be exempt under the Securities Act.

Conditions to Bio-Aqua's Obligations
------------------------------------

         In addition to the conditions set forth above, the obligation of Bio-Aqua to effect the share exchange is subject to the satisfaction of certain conditions at or prior to the effective time of the share exchange (unless waived by Bio-Aqua), including without limitation:

         (1) The interest holders of New Dragon shall have individually approved the share exchange.

         (2) The representations and warranties of New Dragon contained in the share exchange agreement shall be true and correct on the closing date.

         (3) New Dragon shall have performed and complied with all the covenants and agreements contained in all material respects and satisfied in all material respects all the conditions required by the share exchange agreement to be performed or complied with by New Dragon at or prior to the effective time of the share exchange.

Conditions to New Dragon's Obligations
--------------------------------------

         The obligation of New Dragon to effect the share exchange is subject to the satisfaction of certain conditions at or prior to the effective time of the share exchange (unless waived by New Dragon), including without limitation:

         (1) The shareholders of Bio-Aqua shall have approved the share exchange, as well as the sale of assets and the articles of amendment, by the requisite votes.

         (2) The class B common stock holders shall convert their shares to class A common stock.

         (3) The representations and warranties of Bio-Aqua contained in the share exchange agreement shall be true and correct on the closing date.

         (4) Bio-Aqua shall have performed and complied with all the covenants and agreements contained in all material respects and satisfied in all material respects all the conditions required by the share exchange agreement to be performed or complied with by Bio-Aqua at or prior to the effective time of the share exchange.

         (5) Bio-Aqua shall have disposed of all or substantially all of its assets and liabilities.

         (6) Bio-Aqua shall not have more than 2,748,794 shares of its common stock outstanding on a fully-diluted basis, excluding 850,000 shares of common stock underlying outstanding common stock purchase warrants and 300,000 shares of common stock underlying options.

Termination of Share Exchange Agreement
---------------------------------------

         The share exchange agreement may be terminated at any time prior to the effective time of the share exchange:

         (1) by mutual consent of Bio-Aqua or New Dragon;

         (2) by either Bio-Aqua or New Dragon if:

             (a) the shareholders of either company do not give the requisite approvals to the transactions contemplated by the share exchange agreement;

             (b) the shareholders of Bio-Aqua do not approve the share exchange, sale of assets, or amendment to the articles of incorporation;

             (c) the share exchange has not been consummated on or before November 5, 2001, or such later date as the parties may mutually agree;

             (d) there has been a material misrepresentation, breach of warrant or breach of covenant by the other party; and

             (e) there shall have been a material adverse change in the financial condition of the other party, or if an event shall have occurred which, as far as reasonably can be foreseen, would result in any such change.

Expenses
--------

         Whether or not the share exchange is consummated, all costs and expenses, including legal, accounting and investment banking fees and expenses, incurred in connection with the share exchange agreement will be paid by New Dragon. In addition, New Dragon shall be responsible for the costs and expenses relating to the printing and mailing of this proxy statement.

MANAGEMENT OF BIO-AQUA AFTER THE SHARE EXCHANGE

         Pursuant to the share exchange agreement, the officers and all directors of Bio-Aqua, except Mr. Rutman, will, as of the effective time of the share exchange, resign. Mr. Rutman, as the remaining director of Bio-Aqua, will appoint to the board of directors Song Xue Jun, Zhang Shu Hua, Lai Wing Leung, and Leung Man Fai, each of whom is currently a director of New Dragon and who will serve as a director of Bio-Aqua until the next annual meeting of Bio-Aqua's shareholders. Biographical information concerning the new directors is set forth below:

Name                           Age          Position
----                           ---          --------
Song Xue Jun                   53           Chairman and President
Zhang Shu Hua                  39           Executive Director
Lai Wing Leung                 45           Chief Financial Officer and Director
Leung Man Fai                  44           Director

Mr. Song Xue Jun is the founder of the group and has over 19 years experience in food business. He is primarily responsible for business development and overall company management. He is a member of National Food Industry Entrepreneurs' Council and a committee member of China National Food Industry Association.

Ms. Zhang Shu Hua has served as deputy general manager for accounting and administration since September 2000. She graduated from Shandong Central Radio and TV University with a higher diploma in Business Management. She is an associate member of The Chinese Institute of Certified Public Accountants. She served as the assistant director of the Yantai Dongfang Certified Public Accountants Co. Ltd. From 1988 to 2000.

Mr. Lai Wing Leung has served as chief financial officer since September 2000. He received his bachelors degree in Banking and Insurance from the University of North Wales, Bangor, in the United Kingdom, a masters degree in Business Administration from the University of East Asia in Macau and a masters degree in Accounting from the University of New South Wales in Australia. He is a fellow member of the Australian Society of Certified Practicing Accountants and an associate member of Hong Kong Society of Accountants. From 1990 to 1998, Mr. Lai served as finance director of Albationics (Far East) Co., Ltd. And was the finance director of Ying Wing Holdings Ltd. From 1998 to 1999.

Mr. Leung Man Fai graduated from Manchester Polytechnic in the U.K. with a bachelor degree in accounting and finance and a masters degree from the University of New South Wales in Australia in professional accounting. He is an associate member of the Hong Kong Society of Accountants and the Australian Society of Certified Practicing Accountants. Since 1995, he has been an executive director of the Lerado Group (Holding) Company Ltd.

INTERESTS OF CERTAIN PERSONS IN THE SHARE EXCHANGE

         The following table sets forth certain information regarding the beneficial ownership of Bio-Aqua's common stock as of the Record Date, and as adjusted to give effect to the share exchange as if such transaction had occurred on such date, by those individuals who will serve as directors and by the directors and executive management of Bio-Aqua (as a group) following the share exchange. See "Management of Bio-Aqua After the Share Exchange." The number of shares reflected under shares to be issued include the shares issuable upon exercise of the warrants issued in the share exchange. Shares of common stock subject to options and warrants currently exercisable or exercisable within 60 days from the date hereof are deemed outstanding for computing the percentage of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person:


                                            Shares Owned Prior                      Shares Owned After
                                             to Effective Date                        Effective Date
         Name                           Number            Percentage            Number           Percentage
         ----                           ------            ----------            ------           ----------
Max Rutman                          1,530,010(1)(2)           54%           1,530,010(1)(2)         4%
Nestor Lagos                           10,000(3)              *                10,000(3)            *
Pedro Sayes                             5,000(4)              *                 5,000(4)            *
Oscar Cornejo                           5,000(5)              *                 5,000(5)            *
Song Xue Jun                                 -0-              -0-                    -0-            -0-
Zhang Shu Hua                                -0-              -0-                    -0-            -0-
Lai Wing Leung                               -0-              -0-                    -0-            -0-
Leung Man Fai                                -0-              -0-                    -0-            -0-

(1) Represent class B common shares, which have super voting rights. 1,529,910 of these shares have been pledged as security for a loan of $152,991. Mr. Rutman will retain voting control over the shares pursuant to the pledge agreement and intends to vote his shares in favor of the proposals.
(2) Excludes 25,000 shares of common stock underlying options to purchase common stock exercisable at $1.65 per share.
(3) Excludes 15,000 shares of common stock underlying options to purchase common stock exercisable at $1.50 per share.
(4) Excludes 10,000 shares of common stock underlying options to purchase common stock exercisable at $1.50 per share.
(5) Excludes 10,000 shares of common stock underlying options to purchase common stock exercisable at $1.50 per share.

REGULATORY APPROVAL

         Bio-Aqua and New Dragon each believe that no regulatory approvals are or will be required in connection with the share exchange.

ACCOUNTING TREATMENT

         The share exchange will be accounted for as a stock for stock exchange. Accordingly, there will be no change in the recorded amount of New Dragon's assets and liabilities. The monetary assets of Bio-Aqua that are acquired as a result of the share exchange will be recorded at their fair market value and no goodwill will be recorded.

APPROVAL OF SHAREHOLDERS

         The share exchange must be approved by the affirmative vote of at least a majority of all of the issued and outstanding shares of our stock, both classes of common stock counted together and voting as a single class. Because the share exchange must be approved by an affirmative vote of a majority of all of the outstanding shares of Bio-Aqua, a vote of "Abstain" has the same effect as a vote against the share exchange.

BOARD RECOMMENDATION

         The board of directors of Bio-Aqua has determined that the terms and conditions of the share exchange are fair from a financial point of view to Bio-Aqua's shareholders. The board of directors has approved the share exchange agreement. Under FBCA Section 607.0901, because the share exchange could constitute a conflict of interest transaction, Max Rutman did not participate in the board's analysis of the transaction. The remaining disinterested members of the board recommend that the shareholders approve the share exchange. The share exchange could constitute a conflict of interest transaction because the sale of assets is a condition of the share exchange. The sale of assets is an interested party transaction for Max Rutman because Mr. Rutman is the potential asset purchaser and an officer, director and principal shareholder of Bio-Aqua.

PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE SHARE EXCHANGE UNLESS A VOTE AGAINST THE SHARE EXCHANGE OR ABSTENTION IS SPECIFICALLY INDICATED.

IN THE EVENT THAT THE SHARE EXCHANGE AGREEMENT IS NOT APPROVED BY THE SHAREHOLDERS AT THE SPECIAL MEETING, THE SALE OF ASSETS WILL BE ABANDONED. SIMILARLY, THE SHARE EXCHANGE AGREEMENT MAY BE TERMINATED IF THE SALE OF ASSETS OR ARTICLES OF AMENDMENT IS NOT APPROVED AT THE SPECIAL MEETING.

                                 PROPOSAL THREE:
                    APPROVAL OF AMENDMENT TO THE ARTICLES OF
                      INCORPORATION TO INCREASE AUTHORIZED
                                  COMMON STOCK

         On July 2, 2001, the board of directors approved a proposal to amend Bio-Aqua's articles of incorporation to increase the number of authorized shares of common stock from 30,000,000 shares to 107,000,000 shares, including increasing the number of authorized shares of class A common stock from 20,000,000 shares to 100,000,000 shares. The board further decreed that the proposal be submitted to the stockholders with the recommendation that the amendment be approved. If Proposal 3 is approved by Bio-Aqua's stockholders, the newly authorized shares of common stock will have voting and other rights identical to the currently authorized shares of class A common stock. The text of the proposed amendment is set forth in Appendix C attached to this proxy statement.

         Of the 30,000,000 currently authorized shares of common stock, 20,000,000 shares were designated class A and 2,000,000 shares were designated class B. As of the date of this proxy statement, 2,748,794 common stock shares, consisting of 1,048,794 class A and 1,700,000 class B, were issued and outstanding. Bio-Aqua has also reserved 300,000 shares of class A common stock for issuance under its stock option plan. Bio-Aqua has issued options to purchase an aggregate of 300,000 shares of class A common stock. Bio-Aqua has also reserved 850,000 shares of its class A common stock for shares of common stock underlying common stock purchase warrants. In addition, if the share exchange disclosed in this proxy statement effectuated, an additional 37,890,857 shares of class A common stock will be issued.

         If this proposal is approved by the stockholders, Bio-Aqua proposes to utilize the additional shares of authorized common stock, from time to time, as the need may arise, in connection with future opportunities for expanding Bio-Aqua's business through investments or acquisitions, equity financing, management incentive and employee benefit plans, and for other purposes. As of this date Bio-Aqua does not have any specific plans (excluding the transactions described in this proxy statement) for the issuance of additional shares of common stock that would result from the approval of this proposal.

         Authorized but unissued shares of the common stock may be issued at such times, for such purposes and for such consideration as the board of directors may determine to be appropriate without further authority from Bio-Aqua's stockholders, except as otherwise required by applicable corporate law or stock exchange policies.

REASONS FOR THE AMENDMENT

         The amendment is a condition to the share exchange.

APPROVAL OF SHAREHOLDERS

         The amendment to the articles of incorporation must be approved by the affirmative vote of at least a majority of all of the issued and outstanding shares of our stock, both classes of common stock counted together and voting as a single class. Because the articles of amendment must be approved by an affirmative vote of a majority of all of the outstanding shares of Bio-Aqua, a vote of "Abstain" has the same effect as a vote against the amendment to the articles.

BOARD RECOMMENDATION

         The Board of Directors recommends a vote "For" the adoption of the amendment to Bio-Aqua's Articles of Incorporation increasing Bio-Aqua's authorized shares of common stock.

                                 PROPOSAL FOUR:
                    APPROVAL OF AMENDMENT TO THE ARTICLES OF
                     INCORPORATION TO CHANGE BIO-AQUA'S NAME

         On July 2, 2001, the board of directors approved a proposal to amend Bio-Aqua's articles of incorporation to change Bio-Aqua's name to New Dragon Asia Corp. The board further decreed that the proposal be submitted to the stockholders with the recommendation that the amendment be approved. If Proposal 4 is approved by Bio-Aqua's stockholders, New Dragon Asia Corp. will be the company's new name. The text of the proposed amendment is set forth in Appendix C attached to this proxy statement.

REASONS FOR THE AMENDMENT

         Our board of directors has proposed the articles of amendment to change our corporate name because it is a condition to the share exchange. In addition, New Dragon Asia Corp. more accurately represents the business of New Dragon.

APPROVAL OF SHAREHOLDERS

         The amendment to the articles of incorporation must be approved by the affirmative vote of at least a majority of all of the issued and outstanding shares of our stock, both classes of common stock counted together and voting as a single class. Because the articles of amendment must be approved by an affirmative vote of a majority of all of the outstanding shares of Bio-Aqua, a vote of "Abstain" has the same effect as a vote against the amendment to the articles.

BOARD RECOMMENDATION

         The Board of Directors recommends a vote "For" the adoption of the amendment to Bio-Aqua's articles of incorporation changing Bio-Aqua's name to New Dragon Asia Corp.

                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         Bio-Aqua and New Dragon expect that the share exchange and sale of assets will be treated as a tax-free reorganization within the meaning of the Code, and that no income, gain or loss will be recognized by Bio-Aqua or its shareholders as a result of the consummation of either transaction other than shareholders exercising dissenters' rights under the Florida Business Corporation Act (FBCA) with respect to the sale of assets. Such dissenting shareholders of Bio-Aqua may be subject to state and federal taxation as described below.

         Under currently existing provisions of the Code, the Treasury Regulations promulgated thereunder, applicable judicial decisions and administrative rulings, all of which are subject to change, the federal income tax consequences described below are expected to arise in connection with the exercise of dissenters' rights. Due to the complexity of the Code, the following discussion is limited to the material federal income tax aspects of the proposed sale of assets for a Bio-Aqua shareholder who properly exercises his or her dissenters' rights under the FBCA, who is a citizen or resident of the United States and who, on the date of disposition of such holder's shares of common stock, holds such shares as a capital asset. The general tax principles discussed below are subject to retroactive changes that may result from subsequent amendments to the Code. The following discussion does not address the material federal income tax aspects of the sale of assets for any dissenting shareholder who is not a citizen or resident of the United States. The following discussion does not address potential foreign, state, local and other tax consequences, nor does it address taxpayers subject to special treatment under the federal income tax laws, such as life insurance companies, tax-exempt organizations, S corporations, trusts, and taxpayers subject to the alternative minimum tax. In addition, the following discussion may not apply to dissenting shareholders who acquired their shares upon the exercise of employee stock options or otherwise as compensation. Bio-Aqua has not requested the IRS to rule or issue an opinion on the federal income tax consequences of the share exchange or the sale of assets.

ALL SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE FEDERAL, FOREIGN, STATE, AND LOCAL TAX CONSEQUENCES OF THE DISPOSITION OF THEIR SHARES IN THE SHARE EXCHANGE.

         For federal income tax purposes, the exchange of Bio-Aqua common stock for cash pursuant to the proposed sale of assets will be treated as a distribution in redemption of common stock from each holder of Bio-Aqua's common stock who properly exercises dissenter's rights, subject to the provisions of
Section 302 of the Code. Under the rules of Section 302, the determination of whether the exchange of common stock for cash pursuant to the exercise of dissenters' rights has the effect of a distribution of a dividend will be made, on a shareholder by shareholder basis, by comparing the proportionate, percentage interest of a shareholder after the share exchange with the proportionate, percentage interest of such shareholder before such transaction. In making this comparison, there must be taken into account (a) any other shares of common stock actually owned by such shareholder, and (b) any such shares considered to be owned by such shareholder by reason of the constructive ownership rules set forth in Section 318 of the Code. These constructive ownership rules apply in certain specified circumstances to attribute ownership of shares of a corporation from the shareholder actually owning the shares, whether an individual, trust, partnership or corporation, to certain members of such individual's family or to certain other individuals, trusts, partnerships or corporations. Under these rules, a shareholder is also considered to own any shares with respect to which the shareholder holds stock options.

         Under applicable IRS guidelines, such a redemption involving a holder of a minority interest in Bio-Aqua whose relative stock interest in Bio-Aqua is minimal, who exercises no control over the affairs of Bio-Aqua and who experiences a reduction in the shareholder's proportionate interest in Bio-Aqua, both directly and by application of the foregoing constructive ownership rules, generally will not be deemed to have resulted in a distribution of a dividend under the rules set forth in Section 302(b)(1) of the Code. Accordingly, the federal income tax consequences to Bio-Aqua's shareholders who exercise dissenters' rights will generally be as follows:

             (a) Assuming that the shares of common stock exchanged by a dissenting shareholder for cash in connection with the sale of assets are capital assets in the hands of the dissenting shareholder at the effective date of the share exchange (and the exchange does not result in a distribution of a dividend under Section 302 of the Code), such dissenting shareholder may recognize a capital gain or loss by reason of the consummation of the share exchange.

             (b) The capital gain or loss, if any, will be long-term with respect to shares of common stock held for more than twelve (12) months as of the effective date of the share exchange, and short-term with respect to such shares held for twelve (12) months or less.

             (c) The amount of capital gain or loss to be recognized by each dissenting shareholder will be measured by the difference between the amount of cash received by such dissenting shareholder in connection with the exercise of dissenters' rights and such dissenting shareholder's adjusted tax basis in the common stock at the effective date of the share exchange.

             (d) An individual's long-term capital gain is subject to federal income tax at a maximum rate of 20 percent, while any capital loss can be offset only against other capital gains plus $3,000 of other income in any tax year ($1,500 in the case of a married individual filing a separate return). Capital losses in excess of these limits can be carried forward to future years.

             (e) A corporation's long-term capital gain is subject to federal income tax at a maximum rate of 35%, while any capital loss can be offset only against other capital gains in any tax year, subject to the carryback and carryforward rules of the Code.

         Cash payments made pursuant to the sale of assets will be reported to the extent required by the Code to dissenting shareholders and the IRS. Such amounts will ordinarily not be subject to withholding of U.S. federal income tax. However, backup withholding of such tax at a rate of 31% may apply to certain dissenting shareholders by reason of the events specified in Section 3406 of the Code and the Treasury Regulations promulgated thereunder, which include failure of a dissenting shareholder to supply Bio-Aqua or its agent with such dissenting shareholder's taxpayer identification number. Accordingly, Bio-Aqua dissenting shareholders (or other payees) will be asked to provide the dissenting shareholder's taxpayer identification number (social security number in the case of an individual, or employer identification number in the case of other dissenting shareholders of Bio-Aqua) on a Form W-9 and to certify that such number is correct. Withholding may also apply to Bio-Aqua dissenting shareholders who are otherwise exempt from such withholding, such as a foreign person, if such person fails to properly document its status as an exempt recipient. Each dissenting shareholder of Bio-Aqua, and, if applicable, each other payee, should complete and sign a Form W-9 to provide the information and certification necessary to avoid backup withholding, unless an applicable exemption exists and is proved in a manner satisfactory to Bio-Aqua.

THE FEDERAL INCOME TAX CONSEQUENCES SET FORTH ABOVE ARE FOR GENERAL INFORMATION ONLY. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO YOU AS A RESULT OF THE PROPOSED TRANSACTIONS (INCLUDING THE APPLICABILITY AND EFFECT OF FOREIGN, STATE, LOCAL AND OTHER TAX LAWS).

                     CERTAIN INFORMATION CONCERNING BIO-AQUA

INCORPORATION BY REFERENCE

         The SEC allows us to "incorporate by reference" the information we file with the SEC, which means that we can disclose important information to you about Bio-Aqua by referring you to documents that we have previously filed with the SEC. The information incorporated by reference is considered to be a part of this proxy statement. Any later information that we file with the SEC will automatically update and supersede the information contained in this proxy statement. If you desire a copy of any document incorporated by reference but not delivered to you as part of this proxy statement, upon written or oral request to Bio-Aqua Systems, Inc., 350 East Las Olas Boulevard, Suite 1700, Fort Lauderdale, Florida 33301, attention: Brian A. Pearlman, Corporate Counsel, telephone (954) 763-1200, a copy of such document(s) will be sent to you by first class mail or equally prompt means within one business day of receipt of such request. Additionally, the SEC maintains a Web site that contains all documents we have previously filed with the SEC. The address of the site is www.sec.gov.

         We incorporate by reference the documents listed below and any further filings made with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934:

         -    Annual Report on Form 10-K for the year ended December 31, 2000;
              and

         - Quarterly Reports on Form 10-Q for the quarters ending March 31, 2001 and June 30, 2001.

MARKET PRICE DATA

         Bio-Aqua's class A common stock is quoted on the American Stock Exchange under the symbol SEA. Bio-Aqua's common stock purchase warrants are quoted on the American Stock Exchange under the symbol SEA/WS. From Bio-Aqua's initial public offering on March 29, 2000 through May 1, 2000, Bio-Aqua's securities traded as a unit. The unit included two shares of class A common stock and two common stock purchase warrants. The American Stock Exchange has notified Bio-Aqua that it intends to delist Bio-Aqua's securities from trading due to several factors, including, but not limited to, the company's low trading price of its common stock and suspension of business operations. Bio-Aqua has appealed the American Stock Exchange determination.

         On July 1, 2001, the day prior to the execution of the share exchange agreement, Bio-Aqua's common stock was trading at $.21 per share. On October 8, 2001, the closing trading price of Bio-Aqua's common stock was $.90. Prices below are for Bio-Aqua's class A common stock:

         BID PERIOD                                                    HIGH             LOW
         ----------                                                    ----             ---
         Quarter Ended June 30, 2000.................................   $4.18          $2.50
         Quarter Ended September 30, 2000............................   $3.25          $1.06
         Quarter Ended December 31, 2000.............................   $1.37          $0.18
         Quarter Ended March 31, 2001................................   $0.47          $0.18
         Quarter Ended June 30, 2001.................................   $0.30          $0.21
         Quarter Ended September 30, 2001............................   $1.24          $0.21

         There are approximately 200 holders of Bio-Aqua's common stock, of which approximately 20 hold their shares in "street name."

DIVIDENDS

         Bio-Aqua has paid no cash dividends on its common stock and has no present intention of paying cash dividends in the foreseeable future. Payment of cash dividends in the future will depend, among other things, upon Bio-Aqua's future earnings, requirements for capital improvements and financial condition.

            CERTAIN INFORMATION CONCERNING NEW DRAGON ASIA FOOD GROUP

OVERVIEW

         The business was established in 1952 under the name "Long Feng Foods," as a grain and oil processing enterprise in the Shandong Province of the People's Republic of China and developed as one of the Province's leading flour millers. In 1992, Long Feng established a manufacturing operation for instant noodles as the Chinese market for "convenience foods" was entering a prolonged growth phase. Through rapid increases in capacity and maintenance of consistent quality, Long Feng has established itself as one of China's leading manufacturers of instant noodles with 9 manufacturing plants, nationwide distribution and over 10% market share.

         In 1998, the Hong Kong based New World Group (the fifth largest public company in Hong Kong), together with Maxim Group (Hong Kong's largest fast food company with operations in food retail, restaurant and airline catering) formed a Sino Foreign Joint Venture under the name "New Dragon Asia Food Limited" to acquire a controlling interest in 6 of Long Feng's largest manufacturing subsidiaries. The objective of this venture was to combine Long Feng's China manufacturing capabilities and distribution with New World Group's financial strength and Maxim Group's management expertise to capitalize on the rapid growth potential available for the Chinese fast food industry, both within China and internationally.

         New Dragon Asia Food Limited has elected to combine four of its largest and most profitable joint ventures - collectively "New Dragon Asia Food Group". These joint ventures are located in Dalian, Yantai and Sanhe and are listed as follows:

         o    New Dragon Asia Flour (Yantai) Company Limited

         o    New Dragon Asia Food (Yantai) Company Limited

         o    New Dragon Asia Food (Dalian) Company Limited

         o    New Dragon Asia Food (Sanhe) Company Limited

         Bio Aqua will acquire 100% of each of the British Virgin Islands holding companies which own the above listed operations.

INDUSTRY BACKGROUND

         "Fast food" in the form of instant noodles was introduced to China in the early 1980's following the commencement of the market economy in 1979. With rapidly rising income and living standards and meteoric growth of the urban middle class, demand for quality foodstuffs and convenience food has grown significantly.

         The rapidly increasing market for instant noodles, a staple "fast food" in Asia, China has attracted foreign producers from Japan, Korea and Taiwan. While this has generated increased competition for high end manufacturers, more popular, national brand names such as Long Feng are well entrenched and increasing both sales and market share as less efficient local brands are absorbed or eliminated. In a national survey undertaken in 1999, average annual per capita consumption of instant noodles in China was 7 packets compared with 80 in Korea and 59 in Taiwan. Growth potential in the China market, as consumers become increasingly affluent, is considerable and should underwrite future performance of well established local manufacturers.

SERVICES

         New Dragon Asia Food Group produces and distributes a wide range of both instant noodles and milled flour products, with a traditional focus on high quality but competitively priced items for sale in both traditional rural and rapidly growing urban areas primarily in north and central China. New Dragon Asia Food Group distributes its products through a network of 200 distributors and 20 direct sales offices in over 27 provinces in China. Rural distribution operations are facilitated by a large fleet of trucks owned by New Dragon Asia Food Group which carry products bound for both wholesale and retail customers in outlying areas.

STRATEGY

         New Dragon Asia Food Group has targeted a strategy of acquiring additional plants and regional brand names to accelerate its growth in market share. As the effects of China's entry into the World Trade Organization become apparent, and more foreign manufacturers target the China market, New Dragon plans to establish a cooperative linkage with a major multinational to maximize the impact of its unique brand name and distribution advantages.

SALES AND MARKETING

         Headquartered in Shandong Province, management of New Dragon also operates sales and corporate offices in Hong Kong and a sales office in the United States. Management draws on the unique combination of China food manufacturing experience, together with the marketing and branding skills of the Maxim Group and capital and corporate resources of New World Group.

COMPETITION

         New Dragon Asia Food Group was ranked #3 in terms of production of instant noodles in China in 2000, with a market share of approximately 10%. The largest manufacturer, Master Kang, with 45% market share is the dominant producer with the next largest, Provident, only slightly larger than New Dragon, at 11%. Both Master Kang and Provident are owned by Taiwanese, produce a higher price product with a much higher cost basis and lack the manufacturing and distribution economies of scale enjoyed by New Dragon.

EMPLOYEES

         New Dragon employs a work force exceeding 2,000.

FACILITIES

         New Dragon Asia Food Group's 4 manufacturing plants occupy over 1.1 million sq. ft. of facilities with over 40 noodle production lines and a 250,000 tonne pa flour milling facility with 3 production lines, located in Yantai. Manufacturing operations are vertically integrated, with the flour production utilized in the noodle manufacturing process. All of New Dragon's manufacturing facilities have been awarded ISO9002 quality certification.

LEGAL PROCEEDINGS

         To New Dragon's knowledge, it is not involved in any material legal actions and there is no threatened litigation against New Dragon.

                                  RISK FACTORS

         You are urged to read and carefully consider the following risk factors in deciding whether to approve the share exchange.

RISKS RELATING TO THE SHARE EXCHANGE

Bio-Aqua may not realize the anticipated benefits of the share exchange and is
------------------------------------------------------------------------------
selling its operating assets to a related party.
------------------------------------------------

         As a condition of the share exchange, Bio-Aqua is selling all of its assets which includes its Tepual operations. Max Rutman, the purchaser, is also Bio-Aqua's majority shareholder, chairman and chief executive officer. Mr. Rutman is not withdrawing from Tepual operations. Bio-Aqua's decision to withdraw from the animal nutrition industry and related research and development projects may be premature. Economic conditions change quickly, and New Dragon's business plan may never be realized. It is possible that Bio-Aqua has decided to sell its assets to a related party at the bottom of the economic cycle for the Tepual operations while investing an Asian food manufacturing and distribution company at the top of the market.

         Nevertheless, Bio-Aqua's board of directors believes that selling Bio-Aqua's current business operations and implementing New Dragon's business will permit the combined companies to achieve a greater level of success than is possible with Bio-Aqua's current business. Accordingly, there can be no assurance that, following the share exchange, Bio-Aqua will ever be successful.

The share exchange will dilute your percentage ownership of Bio-Aqua's common
-----------------------------------------------------------------------------
stock.
------

         The share exchange will dilute the percentage ownership held by Bio-Aqua's shareholders when compared to their ownership prior to the share exchange. Based upon the estimated capitalization of both Bio-Aqua and New Dragon, at the effective time of the share exchange Bio-Aqua's shareholders will hold approximately 7% of Bio-Aqua's outstanding capital stock following the share exchange.

The aggregate number of shares of Bio-Aqua's common stock issued to New Dragon
------------------------------------------------------------------------------
Asia Food Limited and its consultants in the share exchange is fixed and will
-----------------------------------------------------------------------------
not be adjusted in the event of any change in the stock price.
--------------------------------------------------------------

         Under the share exchange agreement, the wholly owned interest in New Dragon will be exchanged for 37,890,857 shares of Bio-Aqua's common stock. The number of shares issued to New Dragon Asia Food Limited and its consultants in the share exchange is fixed and will not be adjusted for any fluctuation in the market price of Bio-Aqua's common stock.

Even following the share exchange Bio-Aqua may be exposed to liabilities
------------------------------------------------------------------------
resulting from its current business operations.
-----------------------------------------------

         As a condition to the proposed share exchange with New Dragon, Bio-Aqua must dispose of all of its assets. Even though Bio-Aqua will have disposed of all Tepual operations, there can be no assurance third party creditors will not seek claims against the reorganized company and Mr. Rutman has agreed to assume all debts and liabilities of the Tepual operations.

Bio-Aqua's common stock could be delisted from the American Stock Exchange.
---------------------------------------------------------------------------

         As a result of our current financial status, proposal to dispose of all of our assets, the share exchange with New Dragon and the change in our business operations, we may be delisted from the American Stock Exchange. We may be delisted from the American Stock Exchange regardless of whether or not the transactions proposed in this proxy are consummated. If we are required to reapply for Amex listing, there is no assurance that we will be able to meet all of Amex's initial listing requirements. Although continued listing on Amex is a condition to our and New Dragon's obligations to consummate the share exchange, both parties may agree to waive this condition and complete the share exchange anyway.

         In that event our common stock is delisted from the American Stock Exchange and we and New Dragon nevertheless agree to proceed with the share exchange, trading, if any, in our common stock would be conducted in the National Association of Securities Dealers' Electronic Bulletin Board. Consequently, the liquidity of our common stock would likely be significantly impaired, not only in the number of shares which could be bought and sold, but also through delays in the timing of the transactions, reduction in coverage by securities analysts and the news media, and lower prices for our common stock that might otherwise prevail. In addition, our common stock would likely become subject to the SEC's rules relating to "penny stocks." These rules require broker-dealers to make special suitability determinations for purchasers other than established customers and certain institutional investors and to receive the purchasers' prior written consent for a purchase transaction prior to sale. These "penny stock rules" may therefore adversely affect the ability of broker-dealers to sell our common stock and may adversely affect your ability to sell shares of our common stock in the secondary market.

RISK FACTORS RELATING TO NEW DRAGON'S BUSINESS

New Dragon's business is conducted in Mainland China and is subject to special
------------------------------------------------------------------------------
considerations and risks not typically associated with companies operating in
-----------------------------------------------------------------------------
North America and Latin America.
--------------------------------

         Operations conducted in China are subject to risks associated with the political, economic and legal environment of a Communist government. New Dragon's results may be adversely by political and social conditions in China.

                             BIO AQUA SYSTEMS, INC.
                            PRO FORMA BALANCE SHEETS
                                  ( Unaudited )
                                IN THOUSANDS '000

                                    25-Jun-01

                                                           Sale of      Book value of                     Effect of
                                                           --------     -------------                     ---------
                                                           Bio Aqua     Bio Aqua prior   Book value of   exchange of   Post merger
                                                           --------     --------------   -------------   -----------   -----------
                                              Bio Aqua   Subsidiaries   reverse merger     New Dragon       shares       balances
                                              --------   ------------   --------------     ----------       ------       --------
                       ASSETS
Current Assets
Cash and cash equivalents                           14          (14)           -                1,416                     1,416
Accounts receivable, net                           360         (360)           -                4,219                     4,219
Other receivables                                  163         (163)           -                  342                       342
Inventories                                         50          (50)           -                2,802                     2,802
Income taxes receivable                             75          (75)           -                    -                         -
Other current assets                                              -            -                  800                       800
           Total Current Assets                    662         (662)           -                9,579            -        9,579

Property, machinery and
equipment, net                                     549         (549)           -               22,526                    22,526
Other assets                                     1,987       (1,987)           -                    -                         -
                                               $ 3,198     $ (3,198)         $ -             $ 32,105          $ -     $ 32,105


     LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Accounts payable                                 1,512       (1,512)           -                2,387                     2,387
Lines-of-credit                                  2,012       (2,012)           -                1,591                     1,591
Current portion of long term debt                  276         (276)           -                                              -
Income tax payable                                                -            -                2,331                     2,331
Accrued expenses and other liab.                   374         (374)           -                2,519                     2,519
         Total Current Liabilities               4,174       (4,174)           -                8,828            -        8,828

Long-Term Liabilities:
Due to MI, Long Feng Group                                                                     (3,863)                   (3,863)
Due to immediate parent company                                                                19,282                    19,282
Due to a joint venture partner                                                                      -                         -
        Total Long-Term Liabilities                  -            -            -               15,419            -       15,419

Minority Interest                                    5           (5)           -                2,015                     2,015

Stockholders' Equity:
ORIGINAL CAPITAL STRUCTURE
Class A common stock, $.0001 par value;
20,000,000 shares authorized, 936,294
shares issued and outstanding at June 30, 2001.      -                                                                        -
Class B common stock, $.0001 par value;
2,000,000 shares authorized, 1,700,000
shares issued and outstanding at
June 30, 2001.                                       -
Preferred stock, $.0001 par value;
5,000,000 shares authorized; no shares issued
and outstanding
AMENDED CAPITAL STRUCTURE
Class A common stock, $.0001 par value;
107,000,000 shares authorized, 38,939,651
shares issued and outstanding at EXCHANGE DATE                                                                   4            4
Additional paid-in capital                       4,035       (4,035)           -
Retained earnings (accumulated deficit)         (1,828)       1,828            -                5,843           (4)       5,839
Accumulated other comprehensive loss            (3,188)       3,188            -
        Total Stockholders' Equity                (981)         981            -                5,843            -        5,843
                                               $ 3,198     $ (3,198)         $ -             $ 32,105          $ -     $ 32,105

                        RIGHTS OF DISSENTING SHAREHOLDERS

         Set forth below is a summary of dissenters' rights available to Bio-Aqua's shareholders relating to the sale of assets to be considered at the special meeting. This summary is not intended to be a complete statement of applicable Florida law and is qualified in its entirety by reference to Chapter 607 of the FBCA, set forth in its entirety as Appendix D.

         Right to Dissent. Shareholders of Bio-Aqua are entitled to dissent from the sale of assets (Proposal 1) discussed in this proxy statement and obtain payment of the fair value of their shares if and when the sale of assets is effectuated. A shareholder entitled to dissent and to obtain payment for the shareholder's shares under Chapter 607 of the FBCA may not challenge the corporate action (i.e. the sale of assets) creating the right to dissent unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

         Under Section 607.1302 of the FBCA, a record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name.

         Procedure for Exercise of Dissenters' Rights. The notice accompanying the proxy statement states that shareholders are entitled to assert dissenters' rights under Chapter 607 of the FBCA. A Bio-Aqua shareholder who wishes to assert dissenters' rights must (a) cause Bio-Aqua to receive, before the vote is taken on the sale of assets, written notice of the shareholder's intention to demand payment for the shareholder's shares if the sale of assets is effectuated; and (b) not vote the shares in favor of the sale of assets.

A SHAREHOLDER WHO DOES NOT SATISFY THE FOREGOING REQUIREMENTS WILL NOT BE ENTITLED TO DEMAND PAYMENT FOR HIS OR HER SHARES UNDER CHAPTER 607 OF THE FBCA.

         If the sale of assets is authorized, Bio-Aqua must give a written notice to dissenters who are entitled to demand payment for their shares. The notice required to be given by Bio-Aqua must be given no later than 10 days after the effective date of the sale of assets.

         A shareholder who is given a dissenters' notice to assert dissenters' rights and who wishes to exercise dissenters' rights must, in accordance with the terms of the dissenters' notice, within 20 days cause Bio-Aqua to receive a payment demand and simultaneously deposits his share certificates with Bio-Aqua. Any shareholder that fails to file such election to dissent within the 20 day period will be bound by the terms of the sale of assets. Upon filing a notice of election to dissent, a shareholder shall only be entitled to payment as provided under Chapter 607 of the FBCA and shall not be entitled to vote or to exercise any other rights of a shareholder. A notice of election may be withdrawn in writing by a shareholder at any time before an offer is made by Bio-Aqua to pay for his shares. After Bio-Aqua makes an offer to purchase, no notice of election may be withdrawn unless Bio-Aqua consents thereto.

A SHAREHOLDER WHO DOES NOT DEMAND PAYMENT AS REQUIRED BY THE DATE OR DATES SET IN THE DISSENTERS' NOTICE IS NOT ENTITLED TO PAYMENT FOR HIS OR HER SHARES.

         Within 10 days after the expiration of the period in which shareholders may file their notices of election to dissent, or within 10 days after the sale of assets is effected, whichever is later (but in no case later than 90 days from the shareholders' authorization date), Bio-Aqua shall make a written offer to each dissenting shareholder who has made demand as provided in Chapter 607 of the FBCA to pay an amount the corporation estimates to be the fair value for the shares. If the corporation has not been consummated before the expiration of the 90 day period after the shareholders' authorization date, the offer may be made conditional upon consummation of the sale of assets. The notice and offer shall be accompanied by:

         (1) A balance sheet of Bio-Aqua and of the latest available date;
         and

         (2) A profit and loss statement of Bio-Aqua for the 12 month period ended on the date of the balance sheet.

         Upon payment of the agreed value for the shares, the dissenting shareholder shall cease to have any interest in the shares of Bio-Aqua. If Bio-Aqua fails to make an offer within the period specified above or if Bio-Aqua makes an offer that any dissenting shareholder fails to accept, then Bio-Aqua, within 30 days after receipt of written demand from any dissenting shareholder, will file an action in any court of competent jurisdiction in Broward County, Florida, requesting that the fair value of such shares be determined.

A DISSENTER MAY LOSE THE RIGHT TO DEMAND PAYMENT UNDER THIS PARAGRAPH UNLESS THE DISSENTER CAUSES BIO-AQUA TO RECEIVE THE NOTICE REQUIRED WITHIN 30 DAYS AFTER BIO-AQUA MADE OR OFFERED PAYMENT FOR THE SHARES OF THE DISSENTER.

         Judicial Appraisal of Shares. If a demand for payment made by a dissatisfied dissenter as set forth above is unresolved, Bio-Aqua may, within 60 days after receiving the payment demand, commence a proceeding and petition a court to determine the fair value of the shares. Bio-Aqua must commence the proceeding described above in any court of competent jurisdiction in Broward County, Florida. Bio-Aqua must make all dissenters whose demands remain unresolved parties to the proceeding as in an action against their shares, and all parties must be served with a copy of the petition. The jurisdiction of the court in which the proceeding is commenced is plenary and exclusive. One or more persons may be appointed by the court as appraisers to receive evidence and recommend a decision on the question of fair value. The proceeding will be entitled to the same discovery rights as parties in other civil proceedings. Each dissenter made a party to the proceeding will be entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares exceeds the amount paid by Bio-Aqua, or the fair value of a dissenters' shares for which Bio-Aqua elected to withhold payment.

         The court in an appraisal proceeding will determine the costs and expenses of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court will assess the costs against Bio-Aqua, but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding, to whom Bio-Aqua has made an offer to pay for the shares, if the court finds that the action of such shareholders in failing to accept such offer was arbitrary, vexatious, or not in good faith. Such expenses shall include reasonable compensation for, and reasonable expenses of, the appraisers, but shall exclude the fees and expenses of counsel for, and experts employed by, any party. If the fair value of the shares, as determined, materially exceeds the amount which Bio-Aqua offered to pay therefor or if no offer was made the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any attorney or expert employed by the shareholder in the proceeding.

                                  OTHER MATTERS

         Management and the board of directors of Bio-Aqua know of no matters to be brought before the special meeting other than as set forth in this proxy statement. However, if any other matters properly are presented to the shareholders for action at the meeting and any adjournments or postponements thereof, it is the intention of the proxy holder named in the enclosed proxy to vote in his discretion on all matters on which the shares represented by such proxy are entitled to vote.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Representatives of Spear, Safer, Harmon & Company, our independent public accountants, are not expected to be present at the meeting. Representatives of Spear, Safer, Harmon & Company will, however, have the opportunity to make a statement to be read at the meeting if they desire to do so and will be available to respond to appropriate questions submitted to them.


                                         By Order of the Board of Directors


                                         Bio-Aqua Systems, Inc.

                                         /s/ Max Rutman
                                         ---------------------------
                                         Max Rutman
                                         Chief Executive Officer

                             BIO-AQUA SYSTEMS, INC.
                         SPECIAL MEETING OF SHAREHOLDERS
                                  [MEETING DATE]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BIO-AQUA SYSTEMS, INC.

         The undersigned hereby appoints Max Rutman proxy with power of substitution and hereby authorizes him to represent and to vote, as designated below, all of the shares of common stock of Bio-Aqua Systems, Inc. held of record by the undersigned on October 8, 2001 at the Special Meeting of Shareholders to be held at 350 East Las Olas Boulevard, Fort Lauderdale, Florida 33301 on November 5, 2001, at 1:00 p.m., local time, and at all adjournments thereof, with all powers the undersigned would possess if personally present. In his or her discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

1.       Proposal for the sale of substantially all the assets of Bio-Aqua
         Systems, Inc.

         [  ] FOR                   [  ] AGAINST                    [  ] ABSTAIN

2. Proposal to approve the possible issuance of in excess of 20% of the presently issued and outstanding common stock in connection with the acquisition of New Dragon Asia Food Group

         [  ] FOR                   [  ] AGAINST                    [  ] ABSTAIN

3. Proposal to amend the articles of incorporation of Bio-Aqua Systems, Inc. to increase the authorized capital stock to 107,000,000 shares and the authorized class A common stock to 100,000,000 shares.

         [  ] FOR                   [  ] AGAINST                    [  ] ABSTAIN

4. Proposal to amend the articles of incorporation of Bio-Aqua Systems, Inc. to change Bio-Aqua's name to New Dragon Asia Corp.

         [  ] FOR                   [  ] AGAINST                    [  ] ABSTAIN

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3.

         THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF Special Meeting AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.


DATED:                                         ---------------------------------
       -----------------                       (Signature)

                                               ---------------------------------
                                               (Signature if jointly held)

                                               ---------------------------------
                                               (Printed name(s))

Please sign exactly as name appears herein. When shares are held by Joint Tenants, both should sign, and for signing as attorney, as executor, as administrator, trustee or guardian, please give full title as such. If held by a corporation, please sign in the full corporate name by the president or other authorized officer. If held by a partnership, please sign in the partnership name by an authorized person.

                  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                      IN THE ENCLOSED ENVELOPE. THANK YOU.

                           NEW DRAGON ASIA FOOD GROUP



                COMBINED FINANCIAL STATEMENTS FOR THE YEARS ENDED

                           DECEMBER 25, 1999 AND 2000

                         TOGETHER WITH AUDITORS' REPORT

                                                      Arthur Andersen

                                                      Arthur Andersen & Co
                                                      21st Floor Edinburgh Tower
                                                      The Landmark
                                                      15 Queen's Road Center
                                                      Hong Kong

To the Stockholders of
NEW DRAGON ASIA FOOD LIMITED
(Incorporated in the British Virgin Islands with limited liability)

We have audited the accompanying combined balance sheets of the companies (collectively referred to as "the New Dragon Asia Food Group" or "the Group") listed in Note 1 to the accompanying financial statements as of December 25, 1999 and 2000, and the related combined statements of operations and comprehensive income, cash flows and changes in stockholders' equity for the years ended December 25, 1999 and 2000. These financial statements are the responsibility of the Group's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with International Standards on Auditing issued by International Federations of Accountants. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements give a true and fair view of the financial position of the Group as of December 25, 1999 and 2000, and of its results of operations and comprehensive income and its cash flows for the years ended December 25, 1999 and 2000 in accordance with generally accepted accounting principles in the United States of America.



                                                   Arthur Andersen & Co

                                                   Arthur Andersen & Co
                                                   Certified Public Accountants
                                                   Hong Kong

Hong Kong
August 15, 2001

                           NEW DRAGON ASIA FOOD GROUP
                           --------------------------

                             COMBINED BALANCE SHEETS
                             -----------------------

                        AS OF DECEMBER 25, 1999 AND 2000
                        --------------------------------


                                             Note                  1999                           2000
                                             ----                  ----                           ----
                                                                 RMB'000               RMB'000             US$000
ASSETS
------
CURRENT ASSETS
Cash and bank deposits                                              13,757                6,408              1,015
Accounts receivable, net                       4                    11,993               22,663              2,737
Other receivables                              5                     3,980                1,613                219
Inventories                                    6                     2,203                4,362                527
                                               7                     4,892               49,528              5,982
                                                                 ---------           ---------           ---------
Total current assets                                                76,825               86,774             10,480

Property,  machinery and equipment, net        8                   194,588              164,915             22,333
Prepaid rental expense                         9                     4,022                3,659                466
                                                                 ---------           ---------           ---------
Total assets                                                       275,435              274,548             33,279
                                                                 =========           ==========          =========

LIABILITIES AND STOCKHOLDERS EQUITY

CURRENT LIABILITIES
-------------------
Short-term borrowings                         10                    21,010               29,700              3,587
Accounts payable                                                    30,481               40,685              4,938
Accrued liabilities                           11                    11,744                1,649                199
Other payables                                12                     1,142                1,905                230
Value added tax payable                                              8,583               14,762              1,783
                                                                 ---------           ----------          ---------

Total current liabilities                                           62,960               88,901             10,737

Due to an immediate parent company           17.b                   76,304              139,103             16,800
Due to a joint venture partner               17.b                  127,935                9,921              1,198
                                                                 ---------           ----------          ---------

Total liabilities                                                  267,199              237,925             28,735
                                                                 ---------           ----------          ---------

STOCKHOLDERS EQUITY
Common stock                                  14
Retained earnings                                                    8,236               37,623              4,544
                                                                 ---------           ----------          ---------

Total stockholders' equity                                           8,236               37,623              4,544
                                                                 ---------           ----------          ---------

Total liabilities and stockholders' equity                         275,435              275,548             33,279
                                                                 =========           ==========          =========








The accompanying notes are an integral part of these combine financial statement.

                           NEW DRAGON ASIA FOOD GROUP
                           --------------------------

                        COMBINED STATEMENTS OF OPERATIONS
                        ---------------------------------

                            AND COMPREHENSIVE INCOME
                            ------------------------

                    FOR THE YEARS ENDED DECEMBER 25 AND 2000
                    ----------------------------------------

                                             Note                  1999                           2000
                                             ----                  ----                           ----
                                                                 RMB'000                RMB'000           US$000
Net sales                                                          220,374              261,082             31,532

Costs of goods sold                                               (178,696)            (210,531)           (25,426)
                                                                 ---------           ----------          ---------

Gross profit                                                        41,678               50,551              6,106

Selling and distribution                                           (12,088)             (12,583)            (1,520)

General and administrative expenses                                (23,599)              (8,057)              (973)
                                                                 ---------           ----------          ---------

Income from operations                                               5,991               29,911             13,613

Subsidy from Mainland China local
   government                                                        3,995                   --                 --

Interest income                                                        475                1,336                161

Interest expense                                                    (2,225)              (1,860)              (225)
                                                                 ---------           ----------          ---------

Income before income tax                                             8,236               29,387              3,549

Provision for taxation                         13                       --                   --                 --

Net income and comprehensive income                                  8,236               29,387              3,549
                                                                 =========           ==========          =========










The accompanying notes are an integral part of these combine financial statement.

                           NEW DRAGON ASIA FOOD GROUP
                           --------------------------

                        COMBINED STATEMENTS OF CASH FLOWS
                        ---------------------------------

                    FOR THE YEARS ENDED DECEMBER 25 AND 2000
                    ----------------------------------------

                                                          1999                           2000
                                                          ----                           ----
                                                        RMB'000                RMB'000           US$000
Cash flows from operating activities:
-------------------------------------
Net income                                                 8,236               29,387              3,549
Adjustments to reconcile net income to
net cash provided by operating activities -
         Amortization of land use rights                     783                  763                 92
         Loss on disposal of machinery
            and equipment                                  7,502                5,008                605
         Depreciation of property,
            machinery and equipment                        8,282                8,767              1,029
         Impairment of machinery and
            equipment                                      6,716                   --                 --

(Increase) Decrease in operating assets -
         Accounts receivable, net                        (11,993)             (10,670)            (1,289)
         Deposits and prepayments                         (3,980)               2,167                262
         Other receivables                                (2,203)              (2,159)              (260)
         Inventories                                     (44,892)              (4,636)              (560)
         Prepaid rental expense                           (4,022)                 163                 20
Increase (Decrease) in operating liabilities -
         Accounts payable                                 30,481               10,404              1,257
         Accrued liabilities                               1,744                  (95)               (12)
         Other payables                                   11,442                  763                 92
         Value added tax payable                           8,583                6,179                746
                                                       ---------            ---------           --------

                                                           6,379               46,041              5,561
                                                       ---------            ---------           --------
Cash flows from investing activities:
-------------------------------------
Acquisition of property, machinery and
   equipment                                            (217,871)              (4,865)              (588)
                                                       ---------            ---------           --------

Cash flows from financing activities:
-------------------------------------
New short-term borrowings                                 44,110               26,500              3,200
Repayment of short-term borrowings                       (23,100)             (17,810)            (2,151)
Increase in amount due to an immediate
   parent company                                         76,304               62,799              7,584
Increase (Decrease) in amount due to a joint
   venture partner                                       127,925             (118,014)           (14,253)
                                                       ---------            ---------           --------

                                                         225,249              (46,525)            (5,620)
                                                       ---------            ---------           --------

Net increase (decrease) in cash and bank
   deposits                                               13,757               (5,349)              (647)

Cash and bank deposits, beginning of year                     --               13,757              1,662
                                                       ---------            ---------           --------

Cash and bank deposits, end of year                       13,757                8,408              1,015
                                                       =========            =========           ========

Cash paid for interest expense is as follows:
Interest expense                                           2,225                1,860                225
                                                       =========            =========           ========

                           NEW DRAGON ASIA FOOD GROUP
                           --------------------------

             COMBINED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
             ------------------------------------------------------

                 FOR THE YEARS ENDED DECEMBER 25, 1999 AND 2000
                 ----------------------------------------------


                                                                  Issued common stock
                                                                  -------------------
                                           Number of shares              Amount               Retained earnings
                                                                         RMB'000                    RMB'000
Balance as of December 26, 1998                          4                      --                           --

Net income                                              --                      --                        8,236

Balance as of December 25, 1999                          4                      --                        8,236

Net income                                              --                      --                       29,387
                                          ----------------         ---------------              ---------------
Balance as of December 25, 2000                          4                      --                       37,623
                                          ================         ===============              ===============


                           NEW DRAGON ASIA FOOD GROUP
                           --------------------------

                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                   ------------------------------------------

             (Amounts expressed in Renminbi unless otherwise stated)

1.       ORGANIZATION AND NATURE OF OPERATIONS
         -------------------------------------

New Dragon Asia Food Group ("the Group") is principally engaged in the manufacturing, marketing and distribution of instant noodles and flour in Mainland China.

The Group is subject to, among others, the following operating risks:

Country risk

As all of the Group's operations are conducted in Mainland China, the Group is subject to special considerations and significant risks not typically associated with companies operating in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environments and foreign currency exchange. The Group's results may be adversely affected by changes in the political and social conditions in Mainland China, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

In addition, all of the Group's revenue is denominated in Renminbi ("RMB") which must be converted into other currencies before remittance out of Mainland China. Both the conversion of RMB into foreign currencies and the remittance of foreign currencies abroad require approvals of the Mainland Chinese government.

Operating risk

The Group conducts its manufacturing and sales operations through joint ventures established between the Group and the Mainland Chinese parties. Any deterioration of these strategic relationships may have an adverse effect on the operations of the Group.

Concentration of credit risk

The Group performs ongoing credit evaluations of each customer's financial condition. It maintains reserves for potential credit losses and such losses in the aggregate have not exceeded management's projections.

1.       ORGANIZATION AND NATURE OF OPERATIONS (cont'd)
         -------------------------------------

Details of the companies comprising the Group are as follows:

                                                                                        Percentage
                                                                                         of equity
                                                                                         interest
                                                                                        attributable
                                        Place and date of                                  to the       Principal
                Name                      incorporation           Paid up capital          Group       activities
                ----                      -------------           ---------------          -----       ----------
    Mix Creation Limited ("MC") (a)   British Virgin Islands     US$1                     100%        Investment
                                      November 7, 1997                                                   holding

    New Dragon Asia Flour (Yantal)    Mainland China             RMB28,000,000             90% (b)    Manufacturing,
       Company Limited ("NDAFLY")     August 13, 1999                                                    marketing and
                                                                                                         distribution
                                                                                                         of flour

    Rich Delta Limited ("RD") (a)     British Virgin Islands     US$1                     100%        Investment
                                      October 28, 1998                                                   holding

    New Dragon Asia Flour (Yantal)    Mainland China             RMB17,462,000             90% (c)    Manufacturing,
       Company Limited ("NDAFLY")     December 24, 1998                                                  marketing and
                                                                                                         distribution
                                                                                                         of instant
                                                                                                         noodles

    Noble Point Limited ("NP") (a)    British Virgin Islands     US$1                     100%        Investment
                                      October 29, 1998                                                   holding

    New Dragon Asia Food (Dalian)     Mainland China             RMB17,430,000             90% (c)    Manufacturing,
       Company Limited ("NDAFD")      December 25, 1998                                                  marketing and
                                                                                                         distribution
                                                                                                         of instant
                                                                                                         noodles

    Keen General Limited              British Virgin Islands     US$1                     100%        Investment
       ("KG") (a)                     July 20, 1998                                                      holding

    Sanhe  New   Dragon   Asia  Food  Mainland China             RMB51,191,432             80% (c)    Manufacturing,
       Company Limited ("SNDAF")      December 25, 1998                                                  marketing and
                                                                                                         distribution
                                                                                                         of instant
                                                                                                         noodles

Notes--
a. MC, RD, NP and KG are wholly owned by New Dragon Asia Food Limited ("NDAFL"), a company incorporated in the British Virgin Islands. NDAFL is 51% owned by New Dragon International Investment Limited and 49% owned by Long Feng Food (Overseas) Company Limited, both are incorporated in the British Virgin Islands, through a number of intermediate holding companies.

b. NDAFLY is a contractual joint venture established in Mainland China to be operated for 50 years until August 13, 2049. In September 2000, MC contributed 90% of the registered capital to NDAFLY. Under the joint venture agreement dated June 1, 1999 and the supplemental agreement dated June 26, 1999, the Chinese joint venture partner is entitled to receive a pre-determined annual fee and is not responsible for any profit or loss to NDAFLY effective from June 26, 1999. In view of the profit sharing arrangement, NDAFLY is regarded as 100% owned by the Group.

1.       ORGANIZATION AND NATURE OF OPERATIONS (cont'd)
         -------------------------------------

c. NDAFY, NDAFD and SNDAF are contractual joint ventures established in Mainland China to be operated for 50 years until December 24, 2048. In March 1999, RD and NP contributed 90% of the registered capital to NDAFY and NDAFD, respectively, while KG contributed 80% of the registered capital to SNDAF. Under the joint venture agreements dated November 28, 1998 and the supplemental agreements dated December 26, 1998, the Mainland Chinese joint venture partner is entitled to receive a pre-determined annual fee and is not responsible for any profit or loss of NDAFY, NDAFD and SNDAF effective from December 26, 1998. In view of the profit sharing arrangements, NDAFY, NDAFD and SNDAF are regarded as 100% owned by the Group.

2.       BASIS OF PRESENTATION
         ---------------------

The combined financial statements include the consolidated financial statements of MC and its subsidiary (NDAFLY), RD and its subsidiary (NDAFY), NP and its subsidiary (NDAFD), KG and its subsidiary (SNDAF), as they are enterprises controlled by NDAFL. All significant intra-group balances and transactions have been eliminated on combination.

The financial statements were prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP"). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the report period. Actual results could differ from those estimates. This basis of accounting differs from that used in the statutory financial statements of the major operating subsidiaries of the Group, which were prepared in accordance with the relevant accounting principles and financial reporting regulations applicable to joint venture enterprises as established by the Ministry of Finance in Mainland China. Certain accounting principles stipulated under U.S. GAAP are not applicable in Mainland China.

3.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         ------------------------------------------

a.       Contractual joint ventures
         --------------------------

         A contractual joint venture is an entity established between the Group and another joint venture partner, with the rights and obligations of each party governed by a contract. If the Group owns more than 50% of the joint venture and is able to govern and control its financial and operating policies and its board of directors, such joint venture is considered as a de facto subsidiary and is accounted for as a subsidiary.

b.       Inventories
         -----------

         Inventories are stated at the lower of cost, on a weighted average basis, and net realizable value. Costs of work-in-process and finished goods are composed of direct materials, direct labor and an attributable portion of manufacturing overhead. Net realizable value

3.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont'd)
         ------------------------------------------

         is the estimated selling price in the ordinary course of business less the estimated cost of completion and the estimated costs necessary to make the sale.

         When inventories are sold, their carrying amount is charged to expense in the year in which the revenue is recognized. Writedowns for declines in net realizable value or for losses of inventories are recognized as an expense in the year the impairment or loss occurs.

c.       Property, machinery and equipment, construction-in-progress
         -----------------------------------------------------------

         Property, machinery and equipment are stated at cost less accumulated depreciation. Gains or losses on disposal are reflected in current operations. Major expenditures for betterments and renewals are capitalized. All ordinary repair and maintenance costs are expensed as incurred. Depreciation for financial reporting purposes is provided using the straight-line method over the estimated useful lives of the assets after taking into account the estimated residual value. The estimated useful lives are as follows: land use rights - 40 to 50 years, buildings - 40 years, machinery and equipment - 12 years, furniture and office equipment - 5 years, and motor vehicles - 5 years.

         Construction-in-progress represents land costs as well as factory and office buildings under construction. The Group capitalizes interest during the construction phase of qualifying assets in accordance with Statement of Financial Accounting Standards ("SFAS") No. 34:
         "Capitalization of Interest Cost".

         The Group accounts for property, machinery and equipment and construction-in-progress in accordance with SFAS No. 121: "Accounting for the Impairment of Long-lived Assets to be Disposed of" which requires impairment loss to be recognized on the long-lived assets when the sum of expected future cash flows (undiscounted and without interest charges) resulted from the use of the asset and its eventual disposition is less than the carrying amount of the assets. Otherwise, an impairment loss is not recognized. Measurement of the impairment loss for long-lived assets is based on the fair value of the assets.

         For the years ended December 25, 1999 and 2000, the Group recorded an impairment loss of approximately RMB6,716,000 (equivalent to approximately US$812,000) and Nil, respectively, related to certain machinery and equipment of SNDAF.

d.       Sales recognition
         -----------------

         The Group recognizes sales in accordance with SEC Staff Accounting Bulletin No. 101 "Revenue Recognition in Financial Statements".

         Sales represent the invoiced value of goods, net of value-added tax ("VAT"), supplied to customers. Sales are recognized upon delivery of goods and passage of title to customers.

3.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont'd)
         ------------------------------------------

         Deposits or advanced payments from customers prior to delivery of goods and passage of title of goods are recorded as deposits from customers.

         All of the Group's sales made in Mainland China are subject to Mainland Chinese value-added tax at rates ranging from 13% to 17% ("output VAT"). Such output VAT is payable after offsetting VAT paid by the Group on purchases ("input VAT").

e.       Income taxes
         ------------

         The Group accounts for income tax under the provisions of SFAS No. 109:
         "Accounting for Income Taxes", which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Deferred income tax is provided using the liability method and is recognized for all significant temporary differences between the tax and financial statements bases of assets and liabilities.

f.       Operating leases
         ----------------

         Operating leases represent those leases under which substantially all the risks and rewards of ownership of the leased assets remain with the lessors. Rental payments under operating leases are charged to expenses on a straight-line basis over the period of the relevant leases.

g.       Foreign currency translation
         ----------------------------

         The functional currency of the Group is Renminbi ("RMB"). Transactions denominated in foreign currencies are translated into RMB at the unified exchange rates quoted by the People's Bank of China prevailing at the dates of the transactions. Monetary assets and liabilities denominated in foreign currencies are translated into RMB using the applicable unified exchange rates prevailing at the balance sheet dates. The resulting exchange differences are included in the determination of income. No gain or loss from foreign currency transactions was recorded in the combined financial statements for the years ended December 25, 1999 and 2000.

         Translation of amounts from Renminbi ("RMB") into United States dollars ("US$") is for the convenience of readers and has been made at the noon buying rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York on December 25, 2000 of US$1.00 = RMB8.28. No representation is made that the Renminbi amounts could have been, or could be, converted into United States dollars at that rate or at any other rate.

h.       Comprehensive income
         --------------------

         The Group has adopted Statement of Financial Accounting Standards No. 130: "Reporting Comprehensive Income" which requires the Group to report all changes in equity during a period, except for those resulting from investment by owners and

3.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont'd)
         ------------------------------------------

         distribution to owners, in financial statements for the period in which they are recognized. The Group has disclosed comprehensive income, which encompasses net income, in the statements of operations and comprehensive income.

i.       Financial instruments
         ---------------------

         The Group accounts for financial instruments under the provisions of SFAS No. 133: "Accounting for Derivative Instruments and Hedging Activities", which requires that all derivative financial instruments be recognized in the financial statements and maintained at fair value regardless of the purpose or intent for holding them. Changes in fair value of derivative financial instruments are either recognized periodically in income or stockholders' equity (as a component of comprehensive income), depending on whether the derivative is being used to hedge changes in fair value or cash flows. The adoption of SFAS 133 did not have a material impact on the Group's financial position or its results of operations because the Group does not currently hold any derivative financial instruments and does not engage in hedging activities.

         The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

         Cash and bank deposits and short-term bank loans

         The carrying amounts approximate fair values because of the short maturity of those instruments.

j.       Cash equivalents
         ----------------

         Highly liquid investments with maturity of three months or less at the time of acquisition are considered cash equivalents.

4.       ACCOUNTS RECEIVABLE
         -------------------

Accounts receivable consisted of:

                                                     1999            2000
                                                     ----            ----
                                                    RMB'000    RMB'000    US$000
Trade receivables                                    13,596     24,266    2,931
Less:  Allowance for doubtful receivables            (1,603)    (1,603)    (194)
                                                    -------    -------    -----

Accounts receivable, net                             11,993     22,663    2,737
                                                    =======    =======    =====

5.       DEPOSITS AND PREPAYMENTS
         ------------------------


                                                                1999         2000
                                                                ----         ----
                                                              RMB'000   RMB'000   US$000
Deposits for purchase of
   -  raw materials                                             2,110      555       67
   -  machinery and equipment                                     733       56        7
Prepayments for construction work                                 980    1,039      125
Prepaid rental expense, current portion (Note 9)                  157      163       20
                                                              -------    -----      ---

                                                                3,980    1,813      219
                                                              =======    =====      ===

6.       OTHER RECEIVABLES
         -----------------

                                                                1999         2000
                                                                ----         ----
                                                              RMB'000   RMB'000   US$000
Advances to
   -  staff                                                       732      675       82
   -  unrelated parties                                         1,471    3,687      445
                                                                -----    -----      ---

                                                                2,203    4,362      527
                                                                =====    =====      ===

Advances to staff and unrelated parties are unsecured, non-interest bearing and without pre-determined repayment terms.

7.       INVENTORIES
         -----------

Inventories consisted of:

                                                               1999          2000
                                                               ----          ----
                                                              RMB'000    RMB'000  US$000
Raw materials                                                  29,519    27,389    3,308
Finished goods                                                 15,373    22,139    2,674
                                                               ------    ------    -----

                                                               44,892    49,528    5,982
                                                               ======    ======    =====

8.       PROPERTY, MACHINERY AND EQUIPMENT
         ---------------------------------

Property, machinery and equipment consisted of:

                                                                1999           2000
                                                                ----           ----
                                                              RMB'000    RMB'000    US$000
Land use rights                                                33,444     33,444    4,039
Buildings                                                      70,787     72,003    8,696
Machinery and equipment                                        87,357     89,726   10,836
Furniture and office equipment                                  1,299      1,142      138
Motor vehicles                                                  3,999      3,699      447
Construction-in-progress                                        6,177      1,359      164
                                                              -------   --------  -------

                                                              203,063    201,373   24,320

Less: Accumulated depreciation                                 (8,475)   (16,458)  (1,987)
                                                              -------   --------  -------

Property, machinery and equipment, net                        194,588    184,915   22,333
                                                              =======   ========  =======

         ---------------------------------

Land and buildings are located in Mainland, China, where private ownership of land is not allowed. Rather, entities acquire the right to use land for a designated term. As of December 25,2000, the Group had rights to use three parcels of land for periods ranging from 40 to 50 years up to 2025 to 2047.

9.       PREPAID RENTAL EXPENSE
         ----------------------

Prepaid rental expense represented prepayment to a joint venture partner for the use of one parcel of land for 26 years up to April 2025.

10.      SHORT-TERM BORROWINGS
         ---------------------

                                                               1999          2000
                                                               ----          ----
                                                              RMB'000  RMB'000    US$000
Bank loans                                                     18,810   28,310    3,419
Other borrowings from unrelated parties                         2,200    1,390      168
                                                              -------   ------    -----

                                                               21,010   29,700    3,587
                                                              =======   ======    =====

Other borrowings are unsecured, non-interest bearing and without pre-determined repayment terms.

Bank loans are secured by corporate guarantees provided by a Mainland Chinese joint venture partner, and bear interest at prevailing lending rates in Mainland China ranging from 5.36% to 6.66% and 5.12% to 6.44% per annum for the years ended December 25, 1999 and 2000, respectively.

11.      ACCRUED LIABILITIES
         -------------------

                                                                1999         2000
                                                                ----         ----
                                                              RMB'000   RMB'000  US$000
Accruals for
   -  staff welfare                                               900      927     112
   -  staff salaries and bonuses                                  295      380      46
   -  operating expenses                                          436      116      14
   -  property tax                                                113      226      27
                                                                -----    -----     ---

                                                                1,744    1,649     199
                                                                =====    =====     ===

12.      OTHER PAYABLES
         --------------

                                                                1999         2000
                                                                ----         ----
                                                               RMB'000  RMB'000  US$000
Payable for construction-in-progress                              866     703       85
Deposits from customers                                             -     504       61
Others                                                            276     698       84
                                                                -----   -----      ---

                                                                1,142   1,905      230
                                                                =====   =====      ===

13.      TAXATION
         --------

The companies within the Group are subject to income taxes on an entity basis on income arising in or derived from the tax jurisdiction in which they operate. The group companies incorporated under the International Business Companies Act of the British Virgin Islands are exempted from payment of the British Virgin Islands income taxes.

For the years ended December 25, 1999 and 2000, substantially all of the Group's income was generated in Mainland China by NDAFLY, NDAFY, NDAFD and SNDAF ("the joint ventures"), which are subject to Mainland China income taxes at rates ranging from 27% to 33% (24% to 30% state income tax and 3% local income tax). They are exempted from state income tax and local income tax for two years starting from December 26, 1998, and then subject to a 50% reduction in state income tax and full exemption in local income tax for the following three years. If the tax holiday for the joint ventures established in Mainland China did not exist, the Group's income tax expense would have been increased by approximately; RMB2,205,000 and RMB8,328,000 (equivalent to approximately US$266,000 and US$1,006,000) for the years ended December 25, 1999 and 2000, respectively.

14.      COMMON STOCK
         ------------

Common stock represents the combined issued and paid up capital of MC, RD, NP and KG.

15.      COMMITMENTS
         -----------

Under the supplementary joint venture agreements, the Group has committed to pay pre-determined annual fees to the Chinese joint venture partners for the period from December 26, 1998 to 2049. As of December 25, 2000, total commitments under these arrangements are analyzed as follows:

                                                               1999            2000
                                                               ----            ----
                                                             RMB'000      RMB'000   US$000
Payables during the year ended
   -  Within one year                                             950         950      115
   -  Over one year but not exceeding two years                   950         950      115
   -  Over two years but not exceeding three years                950         950      115
   -  Over three years but not exceeding four years               950         950      115
   -  Over four years but not exceeding five years                950         950      115
   -  Over five years                                          43,700      42,750    5,163
                                                               ------      ------    -----

                                                               48,450      47,500    5,738
                                                               ======      ======    =====

16.      BANK FACILITIES
         ---------------

As of December 25, 2000, the Group had banking facilities of approximately RMB28,310,000 (equivalent to approximately US$3,419,000) for short-term bank loans. All of the Group's banking facilities were utilized as of December 25, 2000. These banking facilities were secured by corporate guarantee provided by a Mainland Chinese joint venture partner.

17.      RELATED PARTY TRANSACTIONS
         --------------------------

Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Parties are also considered to be related if they are subject to common control or common significant influence.

a. Particulars of significant transactions between the Group and related companies are summarized below:

                                                                1999           2000
                                                                ----           ----
                                                              RMB'000     RMB'000    US$000
         i.  Sale of finished goods to
             - a joint venture partner
               Shandong Long Feng Group Co.                         4          9         1
             - related parties
               New Dragon Asia Food
                 (Yueyang) Company Limited**                    1,440        240        29
               New Dragon Asia Food
                 (Luoyang) Company Limited**                    2,495        472        57
               New Dragon Asia Food
                 (Chengdu) Company Limited**                    2,272         65         8
               Long Feng Soybean Food Co., Ltd.*                    2
                                                                -----        ---        --
                                                                6,213        786        95
                                                                =====        ===        ==

         ii. Purchase of raw materials from
             - a joint venture partner
               Shandong Long Feng Group Co.                         -      2,183       264
             - a related party
               Shandong Long Feng Pengla Flour Co., Ltd.*           -         31         4
                                                                  ---    -------      ----

                                                                    -      2,214       268
                                                                  ===    =======      ====

         iii. Pre-determined annual fee charged
              by joint venture partners
              Shandong Long Feng Group Co.                        650        650        79
              Shandong Long Feng Flour Co., Ltd.                  150        300        36
                                                                 ----       ----       ---

                                                                  800        950       115
                                                                 ====       ====       ===

         iv. Acquisition of assets and
             liabilities from
             - a joint venture partner
               Shandong Long Feng Flour Co., Ltd.              48,508          -         -
             - related parties
               Yantai Meilong Food and Oil Co., Ltd.*          31,072          -         -
               Dalian Meilong Food Co., Ltd.*                  21,856          -         -
               Long Feng Co., Ltd.*                            69,755          -         -
                                                              -------       ----      ----

                                                              171,191          -         -
                                                              =======       ====      ====

         v.  Interest income earned from short-
             term advances to a joint venture
             partner Shandong Long Feng Group Co.                   -        465        56
                                                              =======       ====      ====


         --------------------------

         vi. Rental expense charged by a joint
             venture partner Shandong Long Feng Flour Co., Ltd.    65        157       19
                                                                 ====        ===       ==

b.       Summary of related party balances is as follows:

         i.   The amount due to an immediate parent company consisted of:

                                                                1999          2000
                                                                              ----
                                                              RMB'000   RMB'000    US$000
              New Dragon Asia Food Limited                     76,304   139,103    16,800
                                                              =======   =======    ======

              The amount due to an immediate parent company is unsecured and non-interest bearing. The immediate parent company has agreed not to demand repayment from the Group until January 1, 2002.

         ii.  The amount due to a joint venture partner consisted of:

                                                              1999                 2000              2000
                                                              ----                 ----              ----
                                                             RMB'000              RMB'000           US$000
              Shandong Long Feng Group Co.                   127,935               9,921             1,198
                                                            ========               =====             =====

              The amount due to a joint venture partner is unsecured and non-interest bearing. The joint venture partner has agreed not to demand repayment from the Group until January 1, 2002.

c. The Group did not properly report certain of its taxes obligations in Mainland China during the years ended December 25, 1999 and 2000. As a consequence, the Group may be subject to additional surcharges or penalties as a result of the unpaid taxes in accordance with tax laws in Mainland China, of which the amount cannot be reasonably estimated and is not recorded in the financial statements as of December 25, 1999 and 2000. In addition, the holding companies of the Group, namely New Dragon International Investment Limited and Long Feng Food (Overseas) Company Limited, have agreed to indemnify the Group against any liabilities which may arise as a result of the above surcharges or penalties which are not recorded in the financial statements of the Group.

d. The bank facilities of the Group are secured by corporate guarantee provided by Shandong Long Feng Group Co., a joint venture partner.

Notes -

* Mr. Song Xue Jun, director of each of the Group companies, has beneficial interests in these companies.

** These companies are wholly owned subsidiaries of NDAFL, the immediate parent company.

In the opinion of the directors of each of the Group companies, the above related party transactions were carried out in the usual course of business.

18.      SEGMENT INFORMATION
         -------------------

The Group classifies its products into two core business segments, namely instant noodles and flour. In view of the fact that the Group operates in Mainland China, no geographical segment information is presented.

a.       Net sales:

                                                               1999             2000
                                                               ----             ----
                                                             RMB'000      RMB'000     US$000
Instant noodles                                               148,180     111,075     13,415
Flour                                                          72,194     150,007     18,117
                                                              -------     -------     ------

                                                              220,374     261,082     31,532
                                                              =======     =======     ======

b.       Income (loss) from operations:

                                                                1999             2000
                                                                ----             ----
                                                               RMB'000     RMB'000    US$000
Instant noodles                                                   (13)     21,953      2,652
Flour                                                           6,004       9,958      1,203
                                                                -----      ------      -----

                                                                5,991      31,911      3,855
                                                                =====      ======      =====

c.       Interest income:

                                                                 1999           2000
                                                                 ----           ----
                                                               RMB'000    RMB'000   US$000
Instant noodles                                                   239        285       34
Flour                                                             236      1,051      127
                                                                  ---      -----      ---

                                                                  475      1,336      161
                                                                  ===      =====      ===

d.       Interest expense:

                                                                1999            2000
                                                                ----            ----
                                                              RMB'000     RMB'000   US$000
Instant noodles                                                 1,184        628       76
Flour                                                           1,041      1,232      149
                                                                -----      -----      ---

                                                                2,225      1,860      225
                                                                =====      =====      ===

e. Identifiable assets, capital expenditures, depreciation and amortization:

                                                              1999             2000
                                                              ----             ----
                                                             RMB'000     RMB'000   US$000
Identifiable assets
-------------------
         Instant noodles                                      166,955    159,872   19,308
         Flour                                                108,480    117,676   14,212
                                                              -------    -------   ------

                                                              275,435    277,548   33,520
                                                              =======    =======   ======

         -------------------

Capital expenditures
--------------------
         Instant noodles                                      161,498      4,093     494
         Flour                                                 56,373        772      94
                                                              -------      -----   -----

                                                              217,871      4,865     588
                                                              =======      =====   =====

Depreciation and amortization
-----------------------------
         Instant noodles                                        7,459      6,307     762
         Flour                                                  1,606      3,223     389
                                                              -------      -----   -----

                                                                9,065      9,530   1,151
                                                              =======      =====   =====

f.       Major customers:

         Details of individual customer accounting for more than 5% of the Group's sales are as follows -

                                                                   1999         2000
                                                                   -----        ----
         Inner Mongolia Chifeng Co.                                  7%           6%
                                                                     ==           ==

g.       Major suppliers:

         Details of individual supplier accounting for more than 5% of the Group's purchases are as follows -

                                                                 1999             2000
                                                                 -----            ----
         Longkau Provincial Grain Reserve Administration Centre    11%             10%
         Henno Xinxiung (North Station) State Reserve Centre        -               6%
         Penglai Flour Factory                                      8%              4%
         Yangxing Grain Reserve Co.                                 6%              3%
         Huimin Flour Factory                                       6%              -
                                                                  ---             ---

                                                                1999             2000
                                                                ----             ----
                                                              RMB'000      RMB'000   US$000
Instant noodles                                                 1,184         628       76
Flour                                                           1,041       1,232      149
                                                                -----       -----      ---

                                                                2,225       1,860      225
                                                                =====       =====      ===

19.      RETIREMENT PLAN
         ---------------

As stipulated by the regulations of the Mainland Chinese government, the Group companies operate in Mainland China have defined contribution retirement plans for their employees. The Mainland Chinese government is responsible for the pension liability to these retired employees. Commencing December 26, 1998, the Group is required to make specified contributions to the state-sponsored retirement plan at 23% of the basic salary cost of their staffs. Each of the

         ---------------

employees in these Group companies is required to contribute 5% of his/her basic salary, with the maximum amount of contribution by each of the employees to be at the rate of 8%. For the years ended December 25, 1999 and 2000, contributions made by the Group were approximately RMB836,000 and RMB864,000 (equivalent to approximately US$101,000 and US$104,000), respectively.

20.      OTHER ADDITIONAL INFORMATION
         ----------------------------

Net income is determined after charging and crediting the following:

                                                                1999                   2000
                                                                ----                   ----
                                                              RMB'000        RMB'000           US$000
Charging -

Depreciation of owned property, machinery
     and equipment                                              8,282         8,767             1,059
Amortization of land use rights                                   783           763                92
Impairment of machinery and equipment                           6,716             -                 -
Write-off of bad and doubtful other receivables                     -         2,000               242
Write-off of pre-operating expenses                             4,983             -                 -
Write-off of bad and doubtful accounts
     receivable                                                 1,603             -                 -
Write-off of obsolete and slow-moving
     inventories                                                4,405             -                 -
Interest expense for short-term bank loans                      2,225         1,860               225
                                                                =====       =======            ======
Crediting -

Interest income from
     -  bank deposits                                             475           871               105
     -  short-term advances to a joint venture
         partner                                                    -           465                56
                                                                -----       -------            ------

                                                                  475         1,336               161
                                                                =====       =======            ======

New Dragon Asia Food Group and its subsidiaries
Unaudited Consolidated Balance Sheet (June 25, 2001)
Exchange rate: USD 1 = RMB 8.2941

                                                          New Dragon Asia    New Dragon Asia   New Dragon Asia   New Dragon Asia
                                                            Food Limited       Food Limited      Food Limited      Food Limited
                                                          ----------------------------------------------------------------------
                                                             25-Jun-01         25-Jun-01         25-Mar-01            25-Mar-01
                                                               ('000)            ('000)            ('000)               ('000)
                                                                Rmb                USD               Rmb                  USD
Assets
------
Cash                                                            11,744            1,416            10,761                1,297
Trade receivable                                                34,990            4,219            30,966                3,733
Intra companies                                                     --               --                --                   --
Other receivable                                                 2,837              342             3,793                  457
Net Inventories                                                 23,241            2,802            23,608                2,846
Prepayments and other current assets                             6,639              800             1,585                  191
                                                          --------------------------------------------------------------------
Total current assets                                            79,451            9,579            70,173                8,526
                                                          --------------------------------------------------------------------

Investment in subsidiaries                                          --               --                --                   --
Investment in subsidiaries (Intermediate)                           --               --                --                   --
Due from subsidiaries                                               --               --                --                   --
Due from subsidiaries (Intermediate)                                --               --                --                   --
Fixed assets, at NBV                                           186,831           22,526           189,019               22,790
Prepaid rental expenses                                             --               --                --                   --
                                                          --------------------------------------------------------------------
Total non-current assets                                       186,831           22,526           189,019               22,790
                                                          --------------------------------------------------------------------
Total Assets                                                   266,282           32,105           259,732               31,315
                                                          ====================================================================

Liabilities, Minority Interest & Stockholders' Equity
-----------------------------------------------------

Accounts payable                                                19,797            2,387            18,381                2,216
Short term borrowings                                           13,200            1,591            28,643                3,453
Accrued liabilities                                             14,175            1,709             1,662                  200
Provision for taxation                                          19,334            2,331            17,154                2,068
Other payable and accruals                                       6,710              809             3,160                  381
                                                          --------------------------------------------------------------------
Total liabilities                                               73,216            8,828            69,000                8,319
                                                          --------------------------------------------------------------------

Non-current liabilities
Due to MI, Long Feng Group                                     (32,038)          (3,863)          (30,958)              (3,773)
Due to Immediate parent company                                     --               --                --                   --
Due to Immediate parent company, (Intermediate)                     --               --                --                   --
Due to Immediate parent company, (Ultimate)                    159,929           19,282           159,929               19,282
                                                          --------------------------------------------------------------------
                                                               127,891           15,419           128,971               15,510
                                                          --------------------------------------------------------------------

Share Capital                                                        0                0                 0                    0
Minority Interest                                               16,712            2,015            16,712                2,015

Retained Earnings                                               48,468            5,843            45,050                5,432
                                                          --------------------------------------------------------------------
Stockholders' Equity                                            65,175            7,858            61,761                7,446
                                                          --------------------------------------------------------------------
Total Liabilities & Stockholders' Equity                       266,282           32,105           259,732               31,275
                                                          ====================================================================

Sales                                                          110,344           13,304            68,883                8,305

New Dragon Asia Food Group and its subsidiaries
Unaudited Consolidated Income Statement (June 25, 2001)
Exchange rate: USD 1 = RMB 8.2941

                                               New Dragon Asia    New Dragon Asia       New Dragon Asia    New Dragon Asia
                                                Food Limited       Food Limited           Food Limited      Food Limited
                                             -----------------------------------------------------------------------------
                                                  25-Jun-01           25-Jun-01            25-Mar-01          25-Mar-01
                                                   ('000)              ('000)                ('000)             ('000)
                                                     Rmb                 USD                  Rmb                 USD
Cost of goods sold                                 (89,789)           (10,826)              (54,940)            (6,624)
                                                ----------------------------------------------------------------------

Gross Profits                                       20,554              2,478                13,942              1,681

Selling and distribution expenses                   (4,031)              (486)               (2,694)              (325)
General and administrative expenses                 (3,818)              (460)               (2,472)              (298)
                                                ----------------------------------------------------------------------

Income from operations                              12,705              1,532                 8,777              1,058

Interest income                                        556                 67                   280                 34
Interest expense                                    (1,566)              (189)               (1,089)              (131)
                                                ----------------------------------------------------------------------

Income before taxation                              11,694              1,410                 7,968                961

Taxation                                              (853)              (103)                 (540)               (65)
                                                ----------------------------------------------------------------------

Income for the year                                 10,842              1,307                 7,428                896

                                                                      APPENDIX A

                            STOCK PURCHASE AGREEMENT
                                 BY AND BETWEEN
            FLAGSHIP IMPORT EXPORT L.L.C. AND BIO-AQUA SYSTEMS, INC.

                               ____________, 2001

                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT ("Agreement"), is made as of __________, 2001 between Flagship Import Export L.L.C., a Nevada limited liability company or its assignees ("Purchaser") and Bio-Aqua Systems, Inc., a Florida corporation ("Seller").

         WHEREAS, Seller is a holding company which owns interests in the subsidiary entities as listed on Exhibit A hereto (the "Subsidiaries"). The Subsidiaries include Tepual S.A., Krisel S.A. and Profeed, Inc;

         WHEREAS, the Subsidiaries are in the business of research and development; krill fishing; sales of vaccine products; and selling, brokering and providing technical advice in the production of meals for feed used by the aqualculture, poultry and cattle farming industries (collectively, the "Business");

         WHEREAS, Seller does not believe the Business is viable and desires to dispose of the Business without incurring any additional costs or expenses;

         WHEREAS, the Subsidiaries have accumulated substantial debt and liabilities and materially all Business operations of the Subsidiaries have been suspended;

         WHEREAS, Purchaser desires to acquire and Seller desires to sell all of the issued and outstanding stock of the Subsidiaries (the "Stock") in exchange for the consideration and upon the terms described herein;

         WHEREAS, Purchaser and Seller desire to make certain representations, warranties, covenants and agreements in connection with the Purchase;

         NOW THEREFORE, in consideration of the mutual promises, covenants, provisions and representations contained herein, the parties hereto agree as follows:

                                    ARTICLE I
                                  THE PURCHASE

         1.1 SALE AND DELIVERY OF STOCK. Subject to all the terms and conditions of this Agreement, Seller shall sell, transfer, convey, assign and deliver to Purchaser the Stock in consideration of the Purchase Price (as defined in paragraph 1.3 hereof) at the Closing (as defined in paragraph 1.2 hereof). Purchaser shall purchase, acquire and accept from the Seller certificates for the Stock duly endorsed by Seller, or accompanied by duly executed stock powers.

         1.2 EFFECTIVE DATE AND CLOSING. The effective date (the "Effective Date") of this transaction shall be immediately preceding the closing of the share exchange agreement dated July 2, 2001 (the "Share Exchange") by and between New Dragon Asia Food Group ("New Dragon") and the Seller. The closing of the transaction contemplated herein (the "Closing") shall occur at a mutually agreeable time and place, on the earliest practicable date following the day on which all of the obligations and conditions precedent herein are complied with but in no event later than the date of the Share Exchange. It is expected that the Closing shall be on or about October 15, 2001 or as soon thereafter as reasonably practicable.

         1.3 PURCHASE PRICE. Subject to all of the terms and conditions set forth in the Agreement and in reliance on the representations, warranties and covenants hereinafter set forth, Purchaser shall acquire the Stock in the Subsidiaries in consideration for Purchasers agreement to avoid any additional costs or expenses to Seller (hereinafter referred to as the "Purchase Price").

                                   ARTICLE II
                            REPRESENTATIONS OF SELLER

         As an inducement to Purchaser to enter into this Agreement, Seller represents and warrants to Purchaser as of the Closing the following:

         2.1 ORGANIZATION. Each of Seller and the Subsidiaries is a company duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation, has all necessary corporate powers to own properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification. To the best of Seller's knowledge and belief, each of the Subsidiaries is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation, has all necessary corporate powers to own properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification. Other than the Subsidiaries, Seller has no material equity or other material ownership interest in any corporation, limited liability company, partnership, association or other business entity.

         2.2 AUTHORITY. The execution of this Agreement and the consummation of the transactions contemplated herein have been authorized by the directors and shareholders of Seller and the officers and directors of its Subsidiaries and Seller has the full power and authority to execute, deliver and perform this Agreement and this Agreement is a legal, valid and binding obligation of the Seller, and is enforceable in accordance with its terms and conditions, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, moratorium or other laws generally effecting the rights of creditors and general principles of equity.

         2.3 TITLE TO THE STOCK. Seller owns the percentage of the issued and outstanding shares of each of the Subsidiaries as disclosed on Exhibit A, which shares are duly and validly issued, fully paid and non-assessable. Seller has good and marketable title to the Stock, free and clear of all debts, liens and encumbrances and, by virtue of the grant, conveyance, sale, transfer, and assignment of the Stock hereunder, Purchaser shall receive good and marketable title to the Stock, free and clear of all debts, liens and encumbrances. As of the Closing, there shall be no outstanding options, contracts, warrants, appreciation rights, redemption rights or subscription rights of any nature relating to the issuance, sale or acquisition of the Stock or the Subsidiaries, regardless of series, class or designation.

         2.4 ABILITY TO CARRY OUT OBLIGATIONS. The execution and delivery of this Agreement by Seller and the performance by Seller of its obligations hereunder will not cause, constitute, or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, certificate of incorporation, bylaw, or other agreement or instrument to which Seller is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of Seller, or (c) an event that would result in the creation or imposition of any lien, charge, or encumbrance on any asset of Seller.

                                   ARTICLE III
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

         As an inducement to Seller to enter into this Agreement, the Purchaser represents and warrants to the Seller as of the date hereof and as of the Closing the following:

         3.1 AUTHORITY. The Purchaser has authorized the execution of this Agreement and the transactions contemplated herein, and Purchaser has full power and authority to execute, deliver and perform this Agreement and this Agreement is the legal, valid and binding obligation of Purchaser, and is enforceable in accordance with its terms and conditions, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, moratorium or other laws generally effecting the rights of creditors and general principles of equity.

         3.2 ABILITY TO CARRY OUT OBLIGATIONS. The execution and delivery of this Agreement by Purchaser and the performance by Purchaser of its obligations hereunder will not cause, constitute, or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, certificate of incorporation, bylaw, or other agreement or instrument to which Purchaser is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of Purchaser, or (c) an event that would result in the creation or imposition of any lien, charge, or encumbrance on any asset of Purchaser.

         3.3 FAMILIARITY WITH SELLER. The Purchaser acknowledges that he is familiar with the financial and business condition of the Subsidiaries. Purchaser is acquiring the Subsidiaries and the Business "as is" and acknowledges that the Seller has not provided any representations or warranties, except for representations provided under Article II, herein.

                                   ARTICLE IV
                                    COVENANTS

         4.1 RELEASE OF GUARANTIES. Purchaser shall have released Seller of all obligations, contingent or otherwise, relating to or in any way connected to or with the Stock or Subsidiaries, including any and all bank guaranties or other guaranties of the Seller made by the Purchaser or Max Rutman.

         4.2 SELLER'S COOPERATION AFTER THE CLOSING; FURTHER ACTION. At any time, and from time to time after the Closing, the Seller shall execute and deliver to the Purchaser such other instruments and take such other actions as the Purchaser may reasonably request more effectively to vest title of the Stock in the Purchaser and, to the full extent permitted by law, to put the Purchaser in actual possession and operating control of the Subsidiaries, the Stock and the Business. Each of the parties hereto shall use all reasonable efforts to take, or cause to be taken, all appropriate action, do or cause to be done, all things necessary, proper or advisable under applicable laws, and execute and deliver such documents and other papers, as may be required to carry out the provisions of this Agreement and to consummate and make effective the transactions contemplated hereby.

                                    ARTICLE V
                  CONDITIONS PRECEDENT TO SELLER'S PERFORMANCE

         The Seller's obligations hereunder shall be subject to the satisfaction, at or before the Closing, of all the conditions set forth in this
Article V. The Seller may waive any or all of these conditions in whole or in part without prior notice; so long as such waiver is in writing; and provided, however, that no such waiver of a condition shall constitute a waiver by the Seller of any other condition of or any of the Seller's rights or remedies at law or in equity, if Purchaser shall be in default of any of its representations, warranties, or covenants under this Agreement.

         5.1 PERFORMANCE. Purchaser shall have performed, satisfied, and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it, on or before the Closing Date, and the Representations and Warranties contained in Article III shall be true and correct as of the Closing.

         5.2 ABSENCE OF LITIGATION. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted against any party hereto on or before the Closing Date.

         5.3 APPROVAL AND CONSUMMATION OF SHARE EXCHANGE. The Share Exchange shall have been adopted by the affirmative vote of a majority of all the votes entitled to be cast of the Seller, or as otherwise required and in accordance with the Articles of Incorporation of the Seller and the Florida Business Corporation Law.

         5.4 RELEASE OF SELLER. Purchaser shall have released Seller for all claims of the Subsidiaries and shall have executed a release substantially in a form approved by the Seller.

                                   ARTICLE VI
                 CONDITIONS PRECEDENT TO PURCHASER'S PERFORMANCE

         The Purchaser's obligations hereunder shall be subject to the satisfaction, at or before the Closing, of all the conditions set forth in this
Article VI. The Purchaser may waive any or all of these conditions in whole or in part without prior notice; so long as such waiver is in writing; and provided, however, that no such waiver of a condition shall constitute a waiver by the Purchaser of any other condition of or any of the Purchaser's rights or remedies at law or in equity, if Seller shall be in default of any of its representations, warranties, or covenants under this Agreement.

         6.1 PERFORMANCE. Seller shall have performed, satisfied, and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it, on or before the closing Date, and the Representations and Warranties contained in Article II shall be true and correct as of the Closing.

         6.2 ABSENCE OF LITIGATION. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted against any party hereto on or before the Closing Date.

         6.3 APPROVAL AND CONSUMMATION OF SHARE EXCHANGE AND THIS AGREEMENT. The Share Exchange and the Agreement shall have been adopted by the affirmative vote of a majority of all the votes entitled to be cast of Seller, or as otherwise required and in accordance with the Articles of Incorporation of the Seller and the Florida Business Corporation Law.

                                   ARTICLE VII
                                  MISCELLANEOUS

         7.1 CAPTIONS AND HEADINGS. The Articles and paragraph/section headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit or add to the meaning of any provisions of this Agreement.

         7.2 WAIVER. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other subsequent breach.

         7.3 ENTIRE AGREEMENT. This Agreement contains the entire Agreement and understandings between the parties hereto, and supersedes all prior agreements and understandings with respect to the subject matter hereof.

         7.4 CHOICE OF LAW, JURISDICTION AND VENUE. This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Florida without regard to conflict of laws principles. Any action at law or in equity directly or indirectly in connection with, related to or in any way connected to this Agreement or any provisions hereof, shall be litigated exclusively in the state or federal courts located in the City of Fort Lauderdale and County of Broward, Florida. The parties hereto irrevocably waive any rights such party may otherwise have to transfer or change the venue of any litigation brought or arising in connection with this Agreement.

         7.5 COUNTERPARTS. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         7.6 NOTICES. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of receipt if served personally on the party to whom notice is to be given, by telecopy or telegram, or mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

         PURCHASER:  FLAGSHIP IMPORT EXPORT L.L.C.
         General Ekdhal 159
         Santiago - Chile

         SELLER:  BIO-AQUA SYSTEMS, INC.
         350 East Las Olas, Suite 1700
         Fort Lauderdale, FL 33301

         7.7 BINDING EFFECT. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement.

         7.8 MUTUAL COOPERATION. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement, and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein.

         7.9 ANNOUNCEMENTS. Purchaser and Seller will consult and cooperate with each other as to the timing and content of any announcements of the transactions contemplated hereby to the general public or to employees, customers or suppliers. Except to the extent that the parties consent in writing otherwise, no party to this Agreement shall make, or cause to be made, any press release or public announcement in respect of this Agreement or the transactions contemplated hereby or otherwise communicate with any news media. Nevertheless, the parties agree that the Seller and the Purchaser or any affiliate thereof may make such disclosure (on Form 8-K, by press release or otherwise) regarding the terms of this Agreement and the transactions contemplated hereby as it deems necessary to comply with the applicable securities laws or the rules and regulations of the American Stock Exchange, including a press release following the execution of this Agreement.

         7.10 EXPENSES. Except as specifically provided in this Agreement, all direct costs and expenses including legal, and any other out-of-pocket expense incurred by Seller, in connection with this transaction, shall be paid by New Dragon. All costs and expenses including legal, accounting and any other out-of-pocket expenses incurred by the Purchaser, in connection with this transaction, shall be paid by the Purchaser.

         7.11 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the parties set forth in Articles II and III shall not survive the Closing. The covenants, agreements set forth in Articles IV and VI shall survive the Closing.

         7.12 ASSIGNMENT. This Agreement may not be assigned by operation of law or otherwise by the Seller or the Purchaser; provided, however, that Purchaser may assign its rights and obligations to any affiliate of Purchaser, provided however that such assignment shall not release the Purchaser of its obligations hereunder and Purchaser shall guarantee the obligation of any assignee.

         7.13 TERMINATION. This Agreement may be terminated prior to the Effective Date; (a) by mutual consent of the Seller and the Purchaser if the Board of Directors of Seller and Purchaser each so determines; or (b) by Seller if the Share Exchange is not consummated.

         AGREED TO AND ACCEPTED as of the date first above written.

                                      PURCHASER: FLAGSHIP IMPORT EXPORT L.L.C.


                                      By:
                                         ---------------------------------------
                                            Max Rutman
                                            Its:  Sole Shareholder


                                      SELLER: BIO-AQUA SYSTEMS, INC.


                                      By:
                                         ---------------------------------------
                                            Name: ______________________________
                                            Title: _____________________________

                                    EXHIBIT A



Subsidiary                          Ownership Interest
----------                          ------------------

Tepual S.A.                                  99%

Profeed, Inc.                               100%

Krisel S.A.                                  75%

                                                                      APPENDIX B

                               EXCHANGE AGREEMENT

         THIS EXCHANGE AGREEMENT, dated as of July 2, 2001 is by and among Bio-Aqua Systems, Inc., a Florida corporation (the "Company"); Max Rutman and Flagship Import Export LLC, a ______ limited liability company (the "Shareholders"); and New Dragon Asia Food Limited, a company organized under the laws of the British Virgin Islands ("New Dragon").

                              W I T N E S S E T H:

         WHEREAS, New Dragon owns 100% of the shares of the equity interests of four companies organized under the laws of the British Virgin Islands (each a "Subsidiary" and, collectively the "Subsidiaries") each of which in turn hold an interest in a separate sino-foreign joint venture as described on Schedule I attached hereto, which equity interests constitute all of the issued and outstanding equity interests of the Subsidiaries ( the "Equity Interests");

         WHEREAS, concurrently with the execution of this Agreement the Company desires to acquire from New Dragon, and New Dragon desires to sell to the Company, all of the Equity Interests in exchange (the "Exchange") for the issuance by the Company of an aggregate of 37,890,857 shares (the "Company Shares") of the Company's Class A common stock, par value $.0001 per share (the "Company Common Stock"), on the terms and conditions set forth below;

         WHEREAS, the Shareholders will benefit from the transactions contemplated herein,

         NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and agreements set forth herein, the parties hereto agree as follows:

                                   ARTICLE I

                                    EXCHANGE

         1.1 Exchange. Subject to the terms and conditions of this Agreement, on the Closing Date (as hereinafter defined):

             (a) The Company shall issue and deliver an aggregate of 37,890,857 Company Shares to New Dragon and its designee(s), which Shares shall constitute 93% of the voting power of the Company's issued and outstanding capital stock on a fully diluted basis after giving effect to the Exchange.

             (b) As the consideration, New Dragon shall transfer to the Company the Equity Interests in the Subsidiaries along with appropriate transfer documents in favor of the Company.

         1.2 Time and Place of Closing. The closing of the transactions contemplated hereby (the "Closing") shall take place at the offices of Loeb and Loeb LLP, 10100 Santa Monica Boulevard, Suite 2200, Los Angeles, California 90067 on September 15, 2001 (the "Closing Date") or at such other place as the Company and New Dragon may agree.

                                   ARTICLE II

       REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SHAREHOLDERS

         The Company and the Shareholders jointly and severally represent and warrant to New Dragon that now and/or as of the Closing:

         2.1 Due Organization and Qualification; Subsidiaries; Due
Authorization.

             (a) The Company and each subsidiary of the Company is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of formation, with full corporate power and authority to own, lease and operate its respective business and properties and to carry on its respective business in the places and in the manner as presently conducted or proposed to be conducted. The Company and each subsidiary of the Company is in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of the Company taken as a whole.

             (b) Except as set forth in Schedule 2.1(b) attached hereto, the Company does not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture or other entity.

             (c) The Company has all requisite corporate power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby. The Company has taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

         2.2 No Conflicts or Defaults. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby do not and shall not (a) contravene the Articles of Incorporation or Bylaws of the Company or (b) with or without the giving of notice or the passage of time (i) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which the Company is a party or by which the Company is bound, or any judgment, order or decree, or any law, rule or regulation to which the Company is subject, (ii) result in the creation of, or give any party the right to create, any lien, charge, encumbrance or any other right or adverse interest ("Liens") upon any of the assets of the Company, (iii) terminate or give any party the right to terminate, amend, abandon or refuse to perform, any material agreement, arrangement or commitment to which the Company is a party or by which the Company's assets are bound, or (iv) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which, the Company is to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which it is a party.

         2.3 Capitalization. Except as set forth on Schedule 2.3, the authorized capital stock of the Company immediately prior to giving effect to the transactions contemplated hereby consists of 20,000,000 shares of Class A Common Stock par value $.0001 per share, of which 940,000 shares are issued and outstanding; 1,700,000 shares of Class B Common Stock par value $.0001 per share, of which 1,700,000 shares are issued and outstanding; and 5,000,000 shares of Preferred Stock, none of which are outstanding. All of the outstanding shares of capital stock are, and the Company Shares when issued in accordance with the terms hereof will be, duly authorized, validly issued, fully paid and non-assessable, and have not been or, with respect to the Company Shares, will not be, issued in violation of any preemptive right of stockholders. The Company Shares are not subject to any preemptive or subscription right, any voting trust agreement or other contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling the Company to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind convertible into or exchangeable for Common Stock. The Company has not granted registration rights to any person.

         2.4 Financial Statements. Schedule 2.4 contains copies of the consolidated balance sheet of the Company at December 31, 2000 and the related statements of operations, stockholders' equity and cash flows for the fiscal year then ended, including the notes thereto, as audited by Spear, Safer, Harmon & Co., certified public accountants and the unaudited balance sheet of the Company at March 31, 2001, and the related consolidated statements of operations, stockholders' equity and cash flows for the three month period then ended prepared by the Company's management (collectively, the "Company Financial Statements"). The Company Financial Statements have been prepared in accordance with U.S. generally accepted accounting principles applied on a basis consistent throughout all periods presented, subject to, in the case of the interim statements, audit adjustments, which are not expected to be material. Such statements present fairly the financial position of the Company as of the dates and for the periods indicated. The books of account and other financial records of the Company have been maintained in accordance with good business practices.

         2.5 Further Financial Matters. The Company does not have any liabilities or obligations, whether secured or unsecured, accrued, determined, absolute or contingent, asserted or unasserted or otherwise, which are required to be reflected or reserved in a balance sheet or the notes thereto under generally accepted accounting principles, but which are not reflected in the Company Financial Statements.

         2.6 Taxes. The Company and each subsidiary of the Company has filed all United States federal, state, county, local and foreign national, provincial and local returns and reports which were required to be filed on or prior to the date hereof in respect of all income, withholding, franchise, payroll, excise, property, sales, use, value added or other taxes or levies, imposts, duties, license and registration fees, charges, assessments or withholdings of any nature whatsoever (together, "Taxes"), and has paid all Taxes (and any related penalties, fines and interest) which have become due pursuant to such returns or reports or pursuant to any assessment which has become payable, or, to the extent its liability for any Taxes (and any related penalties, fines and interest) has not been fully discharged, the same have been properly reflected as a liability on the books and records of the Company or such subsidiary and adequate reserves therefore have been established. All such returns and reports filed on or prior to the date hereof have been properly prepared and are true, correct (and to the extent such returns reflect judgments made by the Company, as the case may be, such judgments were reasonable under the circumstances) and complete in all material respects. No tax return or tax return liability of the Company or such subsidiary has been audited or, presently under audit. The Company has not given or been requested to give waivers of any statute of limitations relating to the payment of any Taxes (or any related penalties, fines and interest). There are no claims pending or, to the knowledge of the Company, threatened, against the Company or such subsidiary for past due Taxes. All payments for withholding taxes, unemployment insurance and other amounts required to be paid for periods prior to the date hereof to any governmental authority in respect of employment obligations of the Company or such subsidiary, including, without limitation, amounts payable pursuant to the Federal Insurance Contributions Act, have been paid or shall be paid prior to the Closing and have been duly provided for on the books and records of the Company and in the Company Financial Statements.

         2.7 Indebtedness; Contracts; No Defaults.

             (a) Schedule 2.7 sets forth a true, complete and correct list of all material instruments, agreements, indentures, mortgages, guarantees, notes, commitments, accommodations, letters of credit or other arrangements or understandings, whether written or oral, to which the Company or any subsidiary of the Company is a party (collectively, the "Company Agreements").

             (b) Except as disclosed in Schedule 2.7, neither the Company or any subsidiary of the Company nor, to the Company's knowledge, any other person or entity is in breach in any material respect of, or in default in any material respect under, any material contract, agreement, arrangement, commitment or plan to which the Company or any subsidiary of the Company is a party, and no event or action has occurred, is pending or is threatened, which, after the giving of notice, passage of time or otherwise, would constitute or result in such a material breach or material default by the Company or any subsidiary of the Company or, to the knowledge of the Company, any other person or entity. Neither the Company nor any subsidiary of the Company has received any notice of default under any contract, agreement, arrangement, commitment or plan to which it is a party, which default has not been cured to the satisfaction of, or duly waived by, the party claiming such default on or before the date hereof.

         2.8 Personal Property. The Company has good and marketable title to all of its tangible personal property and assets, including, without limitation, all of the assets reflected in the Company Financial Statements that have not been disposed of in the ordinary course of business and such property is free and clear of all Liens or mortgages.

         2.9 Real Property. Schedule 2.9 sets forth a true and complete list of all real property owned by, or leased or subleased by or to, the Company or any subsidiary of the Company.

         2.10 Compliance with Law. Neither the Company nor any subsidiary of the Company is conducting its business or affairs in violation of any applicable foreign, federal, state or local law, ordinance, rule, regulation, court or administrative order, decree or process, or any requirement of insurance carriers. The Company has not received any notice of violation or claimed violation of any such law, ordinance, rule, regulation, order, decree, process or requirement.

         2.11 No Adverse Changes. There have not been (a) any material adverse change in the business, prospects, the financial or other condition, or the respective assets or liabilities of the Company or any subsidiary of the Company as reflected in the Company Financial Statements, (b) any material loss sustained by the Company or any subsidiary of the Company, including, but not limited to any loss on account of theft, fire, flood, explosion, accident or other calamity, whether or not insured, which has materially and adversely interfered, or may materially and adversely interfere, with the operation of the Company's or such subsidiary's business, or (c) any event, condition or state of facts, including, without limitation, the enactment, adoption or promulgation of any law, rule or regulation, the occurrence of which materially and adversely does or would affect the results of operations or the business or financial condition of the Company or any subsidiary of the Company. Notwithstanding the foregoing, the Company's business operations are currently inactive.

         2.12 Litigation. Except as set forth on Schedule 2.12, there is no claim, dispute, action, suit, proceeding or investigation pending or, to the knowledge of the Company, threatened, against or affecting the business of the Company or any subsidiary of the Company, or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, nor to the knowledge of the Company, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the 12-month period preceding the date hereof; (b) there is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting the business of the Company or any subsidiary of the Company; and (c) the Company has not received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.

         2.13 Insurance. Except as set forth on Schedule 2.13 attached hereto, the Company does not currently maintain any form of insurance.

         2.14 Articles of Incorporation and By-laws; Minute Books. The copies of the Articles of Incorporation and Bylaws (or similar governing documents) of the Company and all amendments to each are true, correct and complete. The minute books of the Company and each subsidiary of the Company contain true and complete records of all meetings and consents in lieu of meetings of their respective Board of Directors (and any committees thereof), or similar governing bodies, since the time of their respective organization.

         2.15 Employee Benefit Plans. The Company does not maintain, nor has the Company maintained in the past, any employee benefit plans ("as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), or any plans, programs, policies, practices, arrangements or contracts (whether group or individual) providing for payments, benefits or reimbursements to employees of the Company, former employees, their beneficiaries and dependents under which such employees, former employees, their beneficiaries and dependents are covered through an employment relationship with the Company, any entity required to be aggregated in a controlled group or affiliated service group with the Company for purposes of ERISA or the Internal Revenue Code of 1986 (the "Code") (including, without limitation, under Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA, at any relevant time ("Benefit Plans").

         2.16 Patents; Trademarks and Intellectual Property Rights. The Company does not own or possesses any patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, Internet web site(s) or proprietary rights of any nature.

         2.17 Affiliate Transactions. Except as disclosed in Schedule 2.17, neither the Company nor any officer, director or employee of the Company (or any of the relatives or Affiliates of any of the aforementioned Persons) is a party to any agreement, contract, commitment or transaction with the Company or affecting the business of the Company, or has any interest in any property, whether real, personal or mixed, or tangible or intangible, used in or necessary to the Company which will subject the Sellers to any liability or obligation from and after the Closing Date.

         2.18 Trading. The Company's Common Stock is currently listed for trading on the American Stock Exchange ("AMEX"), and the Company has received no notice that its Common Stock is subject to being delisted therefrom. However, the Company is deficient in the following listing requirements: (a) failure to file the Form 10-Q for the quarter ended March 31, 2001, and (b) failure to meet the minimum bid requirement.

         2.19 Compliance. The Company and the Shareholders have complied in all material respects with all applicable foreign, federal and state laws, rules and regulations, including, without limitation, the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Securities Act of 1933, as amended, (the "Securities Act") and is current in its filings, except that the Company has not yet filed its Form 10-Q for the quarter ended March 31, 2001, which Form shall be filed no later than July 15, 2001.

         2.20 Filings. None of the filings made by the Company under the Securities Act or the Exchange act make any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

                                  ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF NEW DRAGON

         New Dragon represents and warrants to the Company that now and/or as of the Closing:

         3.1 Due Organization and Qualification; Subsidiaries; Due
Authorization.

             (a) Each Subsidiary is an entity duly organized, validly existing and in good standing under the laws of the British Virgin Islands, with full power and authority to own, lease and operate its business and properties and to carry on its business in the places and in the manner as presently conducted or proposed to be conducted.

             (b) The Subsidiaries do not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture or other entity, except as set forth on Schedule 3.1. Except as set forth on Schedule 3.1, each entity listed on Schedule 3.1 is wholly owned by the applicable Subsidiary. All the outstanding shares of capital stock of each Subsidiary listed on Schedule 3.1 are owned free and clear of all liens. There is no contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling any such Subsidiary to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind convertible into or exchangeable for securities of any such entity.

             (c) New Dragon has requisite power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby. New Dragon has taken all action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of New Dragon, enforceable against New Dragon in accordance with its terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

         3.2 No Conflicts or Defaults. The execution and delivery of this Agreement by New Dragon and the consummation of the transactions contemplated hereby do not and shall not (a) contravene the organizational documents of New Dragon or any Subsidiary, or (b) with or without the giving of notice or the passage of time, (i) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which New Dragon or such Subsidiary is a party or by which New Dragon or such Subsidiary or any of their respective assets are bound, or any judgment, order or decree, or any law, rule or regulation to which New Dragon, such Subsidiary or any of their respective assets are subject, (ii) result in the creation of, or give any party the right to create, any Lien upon any of the assets of any Subsidiary, or (iii) terminate or give any party the right to terminate, amend, abandon or refuse to perform, any material agreement, arrangement or commitment to which any Subsidiary is a party or by which any Subsidiary or any of its assets are bound, or (iv) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which any Subsidiary is to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which it is a party.

         3.3 Capitalization. Set forth on Schedule 3.3 is a list of all Equity Interests in the Subsidiaries, setting forth the names, addresses and number of shares owned. All of the Equity Interests in such Subsidiaries are, and when transferred in accordance with the terms hereof, will be, duly authorized, validly issued, fully paid and nonassessable, and have not been or will not be transferred in violation of any rights of third parties. The shares are not subject to any preemptive or subscription right, any voting trust agreement or other contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling any Subsidiary to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind convertible into or exchangeable for shares.

         3.4 Financial Statements. Schedule 3.4 contains copies of the draft audited combined balance sheet of New Dragon relating solely to the Subsidiaries as at December 25, 2000, and the related combined Statement of Operations, Stockholders' Equity and Cash Flows for the period then ended, including the notes thereto, (the "New Dragon Financial Statements"). The New Dragon Financial Statements, together with the notes thereto, have been prepared in accordance with generally accepted accounting principles all subject to audit adjustments, which are not expected to be material. The New Dragon Financial Statements present fairly the consolidated financial position of the Subsidiaries as of the date and for the period indicated. The books of account and other financial records of New Dragon as they pertain to the Subsidiaries have been maintained in accordance with good business practices. On or prior to the Closing, New Dragon will deliver to the Company audited New Dragon Financial Statements which will substantially conform to the draft financial statements.

         3.5 Further Financial Matters. Except as set forth on Schedule 3.5, the Subsidiaries have no material liabilities or obligations, whether secured or unsecured, accrued, determined, absolute or contingent, asserted or unasserted or otherwise, which are required to be reflected or reserved in a balance sheet or the notes thereto under generally accepted accounting principles, but which are not reflected in the New Dragon Financial Statements.

         3.6 Taxes. Except as indicated on Schedule 3.6, the Subsidiaries have complied with all relevant legal requirements relating to registration or notification for taxation purposes. All tax returns and reports filed on or prior to the date hereof have been properly prepared and are true, correct (and to the extent such returns reflect judgments made by the Subsidiaries, such judgments were reasonable under the circumstances) and complete in all material respects. Except as indicated on Schedule 3.6, no extension for the filing of any such return or report is currently in effect. Except as indicated on
Schedule 3.6, no tax return or tax return liability of the Subsidiaries has been audited or, presently under audit. All taxes which have been asserted to be payable as a result of any audits have been paid or have been provided for in the New Dragon Financial Statements. Except as indicated on Schedule 3.6, the Subsidiaries have not given or been requested to give waivers of any statute of limitations relating to the payment of any Taxes (or any related penalties, fines and interest). Except as indicated on Schedule 3.6, all payments for withholding taxes, unemployment insurance and other amounts required to be paid for periods prior to the date hereof to any governmental authority in respect of employment obligations of the Subsidiaries have been paid or shall be paid prior to the Closing and have been duly provided for on the books and records of the Subsidiaries and in the New Dragon Financial Statements.

         3.7 Indebtedness; Contracts; No Defaults.

             (a) Schedule 3.7 sets forth a true, complete and correct list of all material instruments, agreements, indentures, mortgages, guarantees, notes, commitments, accommodations, letters of credit or other arrangements or understandings, whether written or oral, to which the Subsidiaries are a party (collectively, the "New Dragon Operating Agreements"). An agreement shall not be considered material for the purposes of this Section 3.7(a) if it provides for expenditures or receipts of less than US $100,000 and has been entered into by any Subsidiary in the ordinary course of business. The New Dragon Operating Agreements constitute all of the contracts, agreements, understandings and arrangements required for the operation of the business of the Subsidiaries or which have a material effect thereon. Copies of all such material written New Dragon Operating Agreements have previously been delivered or otherwise made available to the Company and such copies are true, complete and correct as of the date hereof.

             (b) Except as disclosed on Schedule 3.7, each Subsidiary, or to New Dragon's knowledge, any other person or entity, is not in breach in any material respect of, or in default in any material respect under, any material contract, agreement, arrangement, commitment or plan to which any Subsidiary is a party, and no event or action has occurred, is pending or is threatened, which, after the giving of notice, passage of time or otherwise, would constitute or result in such a material breach or material default by such Subsidiary to the knowledge of any other person or entity. No Subsidiary has received any notice of default under any contract, agreement, arrangement, commitment or plan to which it is a party, which default has not been cured to the satisfaction of, or duly waived by, the party claiming such default on or before the date hereof.
3.8 Personal Property. Except as set forth on Schedule

         3.8, the Subsidiaries have good and marketable title to all of its tangible personal property and assets, including, without limitation, all of the assets reflected in the New Dragon Financial Statements that have not been disposed of in the ordinary course of business since December 25, 2000, free and clear of all Liens or mortgages, except for any Lien for current taxes not yet due and payable and such restrictions, if any, on the disposition of securities as may be imposed by federal or applicable state securities laws.

         3.9 Real Property.

             (a) Schedule 3.9 sets forth a true and complete list of all real property owned by, or leased or subleased by or to, the Subsidiaries.

             (b) Except as set forth on Schedule 3.9, each lease to which the Subsidiary is a party is valid, binding and in full force and effect with respect to such Subsidiary and, to the knowledge of New Dragon, all other parties thereto; no notice of default or termination under any such lease is outstanding.

         3.10 Compliance with Law. Except as set forth on Schedule 3.10, each Subsidiary is conducting its respective business or affairs in material compliance with applicable law, ordinance, rule, regulation, court or administrative order, decree or process, or any requirement of insurance carriers. No Subsidiary has received any notice of violation or claimed violation of any such law, ordinance, rule, regulation, order, decree, process or requirement.

         3.11 Permits and Licenses. Except as set forth on Schedule 3.11, each Subsidiary has all certificates of occupancy, rights, permits, certificates, licenses, franchises, approvals and other authorizations as are reasonably necessary to conduct its respective business and to own, lease, use, operate and occupy its assets, at the places and in the manner now conducted and operated, except those the absence of which would not materially adversely affect its respective business. Except as set forth on Schedule 3.11, as of the date hereof, the Subsidiaries have not received any written or oral notice or claim pertaining to the failure to obtain any material permit, certificate, license, approval or other authorization required by any agency or other regulatory body, the failure of which to obtain would materially and adversely affect its business.

         3.12 No Adverse Changes. Except as set forth on Schedule 3.12, since December 25, 2000, there has not been (a) any material adverse change in the business, prospects, the financial or other condition, or the respective assets or liabilities of the Subsidiaries as reflected in the New Dragon Financial Statements, (b) any material loss sustained by any Subsidiary, including, but not limited to any loss on account of theft, fire, flood, explosion, accident or other calamity, whether or not insured, which has materially and adversely interfered, or may materially and adversely interfere, with the operation of the Subsidiaries' business, or (c) to the best knowledge of New Dragon, any event, condition or state of facts, including, without limitation, the enactment, adoption or promulgation of any law, rule or regulation, the occurrence of which materially and adversely does or would affect the results of operations or the business or financial condition of the Subsidiaries.

         3.13 Litigation. (a) Except as set forth on Schedule 3.13, there is no claim, dispute, action, suit, proceeding or investigation pending or, to the knowledge of New Dragon threatened, against or affecting the business of any Subsidiary, or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any authority, board, agency, commission or instrumentality, nor to the knowledge of New Dragon, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the 12-month period preceding the date hereof; (b) there is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting the business of any Subsidiary; and (c) no Subsidiary has received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.

         3.14 Insurance. The Subsidiaries maintain insurance against all risks customarily insured against by companies in its industry. All such policies are in full force and effect, and no Subsidiary has received any notice from any insurance company suspending, revoking, modifying or canceling (or threatening such action) any insurance policy issued to such Subsidiary.

         3.15 Articles of Association; Minute Books. The copies of the Articles of Association of the Subsidiaries, and all amendments to each are true, correct and complete. The minute books of the Subsidiaries contain true and complete records of all meetings and consents in lieu of meetings of their Board of Directors (and any committees thereof), or similar governing bodies, since the time of their respective organization. The stock records of the Subsidiaries are true, correct and complete.

         3.16 Employee Benefit Plans. Except as set forth on Schedule 3.17, the Subsidiaries do not have in existence any share incentive, share option scheme or profit sharing bonus or other such incentive scheme for any of its directors or employees. Except as set forth in Item 3.17 or required under the applicable laws, there are no arrangements, schemes, customs or practices (whether legally enforceable or not) in operation for the payment of or contributions towards any provident fund, pensions, allowances, lump sums or other like benefits on retirement or on death or during periods of sickness or disablement for the benefit of any director or former director or employee or former employee or for the benefit of the dependents of any such persons nor has any proposal been announced to establish any such agreement or agreements.

         3.17 Patents; Trademarks and Intellectual Property Rights. Each Subsidiary owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, internet web site(s) proprietary rights and processes necessary for its business as now conducted without any conflict with or infringement of the rights of others. Except as set forth on Schedule 3.18, there are no outstanding options, licenses or agreements of any kind relating to the foregoing, and no Subsidiary is bound by, or a party to, any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity.

         3.18 Brokers. Except as set forth on Schedule 3.18, all negotiations relative to this Agreement and the transactions contemplated hereby have been carried without the intervention of any Person in such a manner as to give rise to any valid claim by any Person against any Seller for a finder's fee, brokerage commission or similar payment.

         3.19 Purchase for Investment.

             (a) New Dragon is acquiring the Company Shares for investment for New Dragon's own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and New Dragon has no present intention of selling, granting any participation in, or otherwise distributing the same. New Dragon further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Company Shares.

             (b) New Dragon understands that the Company Shares are not registered under the Securities Act on the ground that the sale and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on New Dragon's representations set forth herein. New Dragon is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act.

         3.20 Investment Experience. New Dragon acknowledges that New Dragon can bear the economic risk of its investment, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Company Shares.

         3.21 Information. New Dragon has carefully reviewed such information as New Dragon deemed necessary to evaluate an investment in the Company Shares. To the full satisfaction of New Dragon, it has been furnished all materials that it has requested relating to the Company and the issuance of the Company Shares hereunder, and New Dragon has been afforded the opportunity to ask questions of representatives of the Company to obtain any information necessary to verify the accuracy of any representations or information made or given to New Dragon. Notwithstanding the foregoing, nothing herein shall derogate from or otherwise modify the representations and warranties of the Company set forth in this Agreement, on which each of New Dragon has relied in making an exchange of the Equity Interests of the Company Shares.

         3.22 Restricted Securities. New Dragon understands that the Company Shares may not be sold, transferred, or otherwise disposed of without registration under the Act or an exemption there from, and that in the absence of an effective registration statement covering the Company Shares or any available exemption from registration under the Securities Act, the Company Shares must be held indefinitely. New Dragon is aware that the Company Shares may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met. Among the conditions for use of Rule 144 may be the availability of current information to the public about the Company.

                                   ARTICLE IV

                                 INDEMNIFICATION

         4.1 Indemnity of the Company and the Shareholders. The Company and the Shareholders agree to jointly and severally defend, indemnify and hold harmless New Dragon from and against, and to reimburse New Dragon with respect to, all liabilities, losses, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, asserted against or incurred by New Dragon by reason of, arising out of, or in connection with any material breach of any representation or warranty contained in this Agreement made by the Company or the Shareholders or in any document or certificate delivered by the Company or the Shareholders pursuant to the provisions of this Agreement or in connection with the transactions contemplated thereby.

         4.2 Indemnity of the Company. New Dragon agrees to defend, indemnify and hold harmless the Company from and against, and to reimburse the Company with respect to, all liabilities, losses, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, asserted against or incurred by the Company by reason of, arising out of, or in connection with any material breach of any representation or warranty contained in this Agreement and made by New Dragon or in any document or certificate delivered by New Dragon pursuant to the provisions of this Agreement or in connection with the transactions contemplated thereby.

         4.3 Indemnification Procedure. A party (an "Indemnified Party") seeking indemnification shall give prompt notice to the other party (the "Indemnifying Party") of any claim for indemnification arising under this Article 4. The Indemnifying Party shall have the right to assume and to control the defense of any such claim with counsel reasonably acceptable to such Indemnified Party, at the Indemnifying Party's own cost and expense, including the cost and expense of reasonable attorneys' fees and disbursements in connection with such defense, in which event the Indemnifying Party shall not be obligated to pay the fees and disbursements of separate counsel for such in such action. In the event, however, that such Indemnified Party's legal counsel shall determine that defenses may be available to such Indemnified Party that are different from or in addition to those available to the Indemnifying Party, in that there could reasonably be expected to be a conflict of interest if such Indemnifying Party and the Indemnified Party have common counsel in any such proceeding, or if the Indemnified Party has not assumed the defense of the action or proceedings, then such Indemnifying Party may employ separate counsel to represent or defend such Indemnified Party, and the Indemnifying Party shall pay the reasonable fees and disbursements of counsel for such Indemnified Party. No settlement of any such claim or payment in connection with any such settlement shall be made without the prior consent of the Indemnifying Party which consent shall not be unreasonably withheld.

                                   ARTICLE V

                                   DELIVERIES

         5.1 Items to be delivered to New Dragon prior to or at Closing by the Company.

             (a) articles of incorporation and amendments thereto, bylaws and amendments thereto, certificate of good standing in the Company's state of incorporation;

             (b) all applicable schedules hereto;

             (c) all minutes and resolutions of board of director and shareholder meetings in possession of the Company;

             (d) shareholder list;

             (e) all financial statements and tax returns in possession of the Company;

             (f) resolution from the Company's current directors appointing designees of New Dragon to the Company's Board of Directors;

             (g) letters of resignation from the Company's current officers and directors to be effective upon Closing and after the appointments described in this section;

             (h) certificates representing 37,890,857 Company Shares issued in the denominations as set forth opposite the respective names as designated by New Dragon on or before the Closing, duly authorized, validly issued, fully paid for and non-assessable;

             (i) copies of board, and if applicable, shareholder resolutions approving this transaction and authorizing the issuances of the shares hereto;

             (j) any other document reasonably requested by New Dragon that it deems necessary for the consummation of this transaction.

         5.2 Items to be delivered to the Company prior to or at Closing by New Dragon.

             (a) articles of association and amendments thereto and amendments thereto with respect to each Subsidiary;

             (b) all applicable schedules hereto;

             (c) all minutes and resolutions of board of director and shareholder meetings of each Subsidiary in possession of New Dragon;

             (d) shareholder list;

             (e) all financial statements and tax returns in possession of the Subsidiaries;

             (f) resolution from New Dragon's current directors appointing designees of New Dragon to the Company's Board of Directors;

             (g) copies of board, and if applicable, shareholder resolutions approving this transaction and authorizing the issuances of the shares hereto; and

             (h) any other document reasonably requested by the Company that it deems necessary for the consummation of this transaction.

                                   ARTICLE VI

                              CONDITIONS PRECEDENT

         6.1 Conditions Precedent to Closing. The obligations of the parties under this Agreement shall be and are subject to fulfillment, prior to or at the Closing, of each of the following conditions:

             (a) That each of the representations and warranties of the parties contained herein shall be true and correct at the time of the Closing Date as if such representations and warranties were made at such time.

             (b) That the parties shall have performed or complied with all agreements, terms and conditions required by this Agreement to be performed or complied with by them prior to or at the time of the Closing.

             (c) No material adverse change shall have occurred in the financial, business or trading conditions of the Company and the Subsidiaries, taken as a whole, as the case may be, from the date hereof up to and including the Closing Date.

         6.2 Conditions to Obligations New Dragon. The obligations of New Dragon shall be subject to fulfillment prior to or at the Closing of each of the following conditions:

             (a) The Shareholders shall have paid all of the costs and expenses of the Company associated with the transactions contemplated by this Agreement;

             (b) As of the Closing, the Company shall have transferred all of its assets and assigned all of its liabilities whatsoever, contingent or otherwise, to the effect that immediately prior to the Exchange, the Company will have no assets or liabilities. All such transfers and assignments shall be in form and substance reasonably satisfactory to New Dragon and its counsel.

             (c) The Company shall have entered into a registration rights agreement with all the Sellers in the form attached as Exhibit 6.2(c) (the "Registration Rights Agreement").

             (d) The Company shall have delivered evidence reasonably satisfactory to New Dragon regarding the approval of the shareholders of the Company for this Agreement, the transfer of the Company's assets referred to in
Section 6.2(b) (the "Transferred Assets") and the change of the Company's name as may be designated by New Dragon after the date hereof (the "Name Change").

             (e) The Company and New Dragon shall have received notification from AMEX that the Company's Common Stock shall be continued to be listed for trading on AMEX.

             (f) The Company and the Shareholders shall have entered into a Pledge Agreement respecting the Company's and the Shareholders' obligations pursuant to Section 4.1 hereof, in form and substance reasonably satisfactory to New Dragon.

             (g) The Company shall have increased the authorized shares of Class A Common Stock to 100,000,000 (the "Share Increase").

             (h) All of the shareholders holding shares of Class B Common Stock shall have converted such shares to shares of Class A Common Stock on a one-for-one basis so that, immediately prior to the Closing, the Company shall have no more than 2,852,000 shares of Common Stock outstanding on a fully diluted basis.

                                   ARTICLE VII

                                    COVENANTS

         7.1 Shareholders Vote. As soon as practicable after the date hereof, the Company shall (a) cause the preparation and filing with the Securities and Exchange Commission a proxy statement with respect to this Agreement, the transfer of the Transferred Assets, the Share Increase and the Name Change and
(b) call a special meeting of the Shareholders (the "Special Meeting") to approve such matters.

         7.2 AMEX Application. New Dragon shall provide such information as may be reasonably requested by AMEX relating to the continued listing of the Company's Common Stock on AMEX.

         7.3 Shareholders Vote. Each of the Shareholders agrees to vote all shares beneficially owned by such Shareholder at the Special Meeting in favor of the matters referred to in Section 7.1.

                                  ARTICLE VIII

                              NO PUBLIC DISCLOSURE

         8.1 No Public Disclosure. Without the prior written consent of the others, none of the Company or New Dragon will, and will each cause their respective representatives not to, make any release to the press or other public disclosure with respect to either the fact that discussions or negotiations have taken place concerning the transactions contemplated by this Agreement, the existence or contents of this Agreement or any prior correspondence relating to this transactions contemplated by this Agreement, except for such public disclosure as may be necessary, in the written opinion of outside counsel (reasonably satisfactory to the other parties) for the party proposing to make the disclosure not to be in violation of or default under any applicable law, regulation or governmental order. If either party proposes to make any disclosure based upon such an opinion, that party will deliver a copy of such opinion to the other party, together with the text of the proposed disclosure, as far in advance of its disclosure as is practicable, and will in good faith consult with and consider the suggestions of the other party concerning the nature and scope of the information it proposes to disclose.

                                   ARTICLE IX

                            CONFIDENTIAL INFORMATION

         9.1 Confidential Information. In connection with the negotiation of this Agreement and the consummation of the transactions contemplated hereby, each party hereto will have access to data and confidential information relating to the other party. Each party hereto shall treat such data and information as confidential, preserve the confidentiality thereof and not duplicate or use such data or information, except in connection with the transactions contemplated hereby, and in the event of the termination of this Agreement for any reason whatsoever, each party hereto shall return to the other all documents, work papers and other material (including all copies thereof) obtained in connection with the transactions contemplated hereby and will use reasonable efforts, including instructing its employees who have had access to such information, to keep confidential and not to use any such data or information; provided, however, that such obligations shall not apply to any data and information (i) which at the time of disclosure, is available publicly, (ii) which, after disclosure, becomes available publicly through no fault of the receiving party,
(iii) which the receiving party knew or to which the receiving party had access prior to disclosure by the disclosing party, (iv) which is required by law, regulation or exchange rule, or in connection with legal process, to be disclosed, (v) which is disclosed by a receiving party to its attorneys or accountants, who shall respect the above restrictions, or (vi) which is obtained in connection with any Tax matters and is disclosed in connection with the filing of Tax returns or claims for refund or in conducting an audit or other proceeding.

                                   ARTICLE X

                                   TERMINATION

         10.1 Termination. This Agreement may be terminated at any time before or, at Closing, by:

             (a) The mutual agreement of the constituent parties;

             (b) Any party if:

                (i) Any provision of this Agreement applicable to a party shall be materially untrue or fail to be accomplished;

                (ii) Any legal proceeding shall have been instituted or shall be imminently threatening to delay, restrain or prevent the consummation of this Agreement; or

                (iii) If by November 5, 2001, the conditions precedents to Closing are not satisfied. ARTICLE XI

                                  MISCELLANEOUS

         11.1 Survival of Representations, Warranties and Agreements. All representations and warranties and statements made by a party to in this Agreement or in any document or certificate delivered pursuant hereto shall survive the Closing Date for so long as the applicable statute of limitations shall remain open. Each of the parties hereto is executing and carrying out the provisions of this agreement in reliance upon the representations, warranties and covenants and agreements contained in this agreement or at the closing of the transactions herein provided for and not upon any investigation which it might have made or any representations, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

         11.2 Access to Books and Records. During the course of this transaction through Closing, each party agrees to make available for inspection all corporate books, records and assets, and otherwise afford to each other and their respective representatives, reasonable access to all documentation and other information concerning the business, financial and legal conditions of each other for the purpose of conducting a due diligence investigation thereof. Such due diligence investigation shall be for the purpose of satisfying each party as to the business, financial and legal condition of each other for the purpose of determining the desirability of consummating the proposed transaction. The Parties further agree to keep confidential and not use for their own benefit, except in accordance with this Agreement any information or documentation obtained in connection with any such investigation.

         11.3 Further Assurances. If, at any time after the Closing, the parties shall consider or be advised that any further deeds, assignments or assurances in law or that any other things are necessary, desirable or proper to complete the merger in accordance with the terms of this agreement or to vest, perfect or confirm, of record or otherwise, the title to any property or rights of the parties hereto, the Parties agree that their proper officers and directors shall execute and deliver all such proper deeds, assignments and assurances in law and do all things necessary, desirable or proper to vest, perfect or confirm title to such property or rights and otherwise to carry out the purpose of this Agreement, and that the proper officers and directors the parties are fully authorized to take any and all such action.

         11.4 Notice. All communications, notices, requests, consents or demands given or required under this Agreement shall be in writing and shall be deemed to have been duly given when delivered to, or received by prepaid registered or certified mail or recognized overnight courier addressed to, or upon receipt of a facsimile sent to, the party for whom intended, as follows, or to such other address or facsimile number as may be furnished by such party by notice in the manner provided herein:

                  If to the Company:

                  BioAqua Systems Inc.
                  1900 Glades Road, Suite 351
                  Boca Raton, FL  33431
                  Attention:  President
                  Tel:  954-766-789_
                  Fax: _______________

                  If to the Shareholders:

                  c/o Robert Heiss
                  99 University Place, 8th Floor
                  New York, NY  10003
                  Tel:  _______________
                  Fax: _______________

                  If to New Dragon:

                  Suite 1304, 13th Floor
                  Wing On Centre
                  Connaught Road Central
                  Hong Kong
                  Tel:  852-2815-9892
                  Fax: 852-2815-9839
                  Attention:  Willie Lai
                  Email:  willie@longfeng.com.hk

                  Or such other as New Dragon may notify to the other parties to the Agreement by not less than five (5) Business Day's notice.

         11.5 Entire Agreement. This Agreement, the Schedules and any instruments and agreements to be executed pursuant to this Agreement, sets forth the entire understanding of the parties hereto with respect to its subject matter, merges and supersedes all prior and contemporaneous understandings with respect to its subject matter and may not be waived or modified, in whole or in part, except by a writing signed by each of the parties hereto. No waiver of any provision of this Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance. Failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of its rights under such provision.

         11.6 Successors and Assigns. This Agreement shall be binding upon, enforceable against and inure to the benefit of, the parties hereto and their respective heirs, administrators, executors, personal representatives, successors and assigns, and nothing herein is intended to confer any right, remedy or benefit upon any other person. This Agreement may not be assigned by any party hereto except with the prior written consent of the other parties, which consent shall not be unreasonably withheld.

         11.7 Governing Law. This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of California are applicable to agreements made and fully to be performed in such state, without giving effect to conflicts of law principles.

         11.8 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         11.9 Construction. Headings contained in this Agreement are for convenience only and shall not be used in the interpretation of this Agreement. References herein to Articles, Sections and Exhibits are to the articles, sections and exhibits, respectively, of this Agreement. The Disclosure Schedules are hereby incorporated herein by reference and made a part of this Agreement. As used herein, the singular includes the plural, and the masculine, feminine and neuter gender each includes the others where the context so indicates.

         11.10 Severability. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, this Agreement shall be interpreted and enforceable as if such provision were severed or limited, but only to the extent necessary to render such provision and this Agreement enforceable.

         11.11 Costs and Expenses. Except as set forth in Section 6.2(a), each party hereto shall pay its own costs and expenses hereunder, provided that if the transactions contemplated herein are not completed because (i) of the failure of the Company or the Shareholders to satisfy any condition precedent in favor of the Sellers, then the Company and the Shareholders shall forthwith indemnify and reimburse the Sellers for their costs and expenses, or (ii) of the failure of the Sellers to satisfy any condition precedent in favor of the Company, then the Sellers shall forthwith indemnify and reimburse the Company for its costs and expenses.

         11.12 Equitable Relief. The parties hereto agree that money damages would not be a sufficient remedy for any breach or threatened breach of any provision herein and that, in addition to all other remedies which any party may have, each party will be entitled to specific performance and injunctive or other equitable relief as a remedy therefor.

         IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first set forth above.


BIO AQUA SYSTEMS INC.


By:
     ------------------------------------------------
     Max Rutman


New Dragon ASIA FOOD LIMITED


By:
     ------------------------------------------------



Shareholders:


-------------------------------
Max Rutman


FLAGSHIP IMPORT EXPORT LLC


By:
   ----------------------------

                               DISCLOSURE SCHEDULE

                                                                      APPENDIX C

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                             BIO-AQUA SYSTEMS, INC.

         Pursuant to Section 607.1006 of the Business Corporation Act of the State of Florida, the undersigned President of BIO-AQUA SYSYEMS, INC. (the "Corporation"), a corporation organized and existing under and by virtue of the Business Corporation Act of the State of Florida, bearing document number P____________, does hereby certify:

         First: That in accordance with the Written Consent of the Board of Directors dated _____, 2001and approval by a majority of the Corporation's shareholders pursuant to a special meeting of the shareholders held on ______, 2001, in accordance with Section 607.0820 and Section 607.0705 of the Florida Business Corporation Act, all the directors and a majority of the shareholders of said Corporation approved the amendment to the Corporation's Articles of Incorporation as follows:

         Article I of the Corporation's Articles of Incorporation shall be deleted in its entirety and substituted by the following:

                                    ARTICLE I
                                 CORPORATE NAME
                                 --------------

         The Corporation's name shall be: NEW DRAGON ASIA CORP.

         Article IV of the Corporation's Articles of Incorporation shall be deleted in its entirety and substituted by the following:

                                   ARTICLE IV
                                  CAPITAL STOCK
                                  -------------

         The maximum number of shares that this Corporation shall be authorized to issue and have outstanding at any one time shall be (i) one hundred seven million (107,000,000) shares of common stock, par value $.0001 per share, of which 100,000,000 shares have been designated as Class A Common Stock and 2,000,000 shares have been designated as Class B Common Stock, and (ii) five million (5,000,000) shares of Preferred Stock having a par value of $.0001 per share.



Brian A. Pearlman, Esq. - Fla. Bar No. 0157023
Atlas Pearlman, P.A.
350 East Las Olas Boulevard, Suite 1700
Fort Lauderdale, FL 33301
(954) 763-1200

         The Class A Common Stock shall be designated as follows:

         1. Designation and Number of Shares. The Class A Common Stock shall be designated as "Class A Common Stock" with a par value of $.0001 each, and the number of shares constituting the Class A Common Stock shall be 100,000,000 shares.

         2. Voting Rights. Holders of Class A Common Stock shall be entitled to one (1) vote for each share of Class A Common Stock held.

         3. Dividends. Holders of Class A Common Stock shall be entitled to dividends as shall be designated by the Company's Board of Directors from time to time.

         The Class B Common Stock shall be designated as follows:

         1. Designation and Number of Shares. The Class B Common Stock shall be designated "Class B Common Stock" with a par value of $.0001 each, and the number of shares constituting the Class B Common Stock shall be 2,000,000 shares.

         2. Voting Rights. Holders of Class B Common Stock shall be entitled to five (5) votes for each share of Class B Common Stock held.

         3. Dividends. Holders of Class B Common Stock shall be entitled to dividends as shall be designated by the Company's Board of Directors from time to time.

         4. Conversion. Holders of Class B Common Stock may convert any shares of Class B Common Stock held by any of them into shares of Class A Common Stock, provided that upon conversion, the voting rights of such converted shares shall be on a one vote for one share basis; and provided that such Class A Common Stock are unencumbered or are not subject to any escrow agreement or otherwise.

         5. Sale or Transfer of Class B Common Stock. Holders of Class B Common Stock may sell or transfer any or all of their shares of Class B Common Stock to any party, who will have the same rights, privileges, and restrictions, if applicable, of any other holder of Class B Common Stock.

         Classes and series of the Common Stock and Preferred Stock may be created and issued from time to time, with such designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions providing for the creation and issuance of such classes of Common Stock as adopted by the Board of Directors.

         The foregoing amendment was adopted by the Board of Directors and a majority of the shareholders of the Corporation pursuant to the Florida Business Corporation Act; therefore, the number of votes cast by the shareholders of the Corporation for the amendment to the Corporation's Articles of Incorporation was sufficient for approval.

         IN WITNESS WHEREOF, the undersigned being the President of this Corporation has executed these Articles of Amendment to Articles of Incorporation as of __________, 2001.


                                                     /s/ Max Rutman
                                                     ---------------------------
                                                     Max Rutman, President

                                                                      APPENDIX D



            Dissenters' Rights Under Florida Business Corporation Act

607.1301 Dissenters' rights; definitions.--The following definitions apply to ss. 607.1302 and 607.1320:

(1) "Corporation" means the issuer of the shares held by a dissenting shareholder before the corporate action or the surviving or acquiring corporation by merger or share exchange of that issuer.

(2) "Fair value," with respect to a dissenter's shares, means the value of the shares as of the close of business on the day prior to the shareholders' authorization date, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

(3) "Shareholders' authorization date" means the date on which the shareholders' vote authorizing the proposed action was taken, the date on which the corporation received written consents without a meeting from the requisite number of shareholders in order to authorize the action, or, in the case of a merger pursuant to s. 607.1104, the day prior to the date on which a copy of the plan of merger was mailed to each shareholder of record of the subsidiary corporation.

607.1302 Right of shareholders to dissent.--

(1) Any shareholder of a corporation has the right to dissent from, and obtain payment of the fair value of his or her shares in the event of, any of the following corporate actions:

(a) Consummation of a plan of merger to which the corporation is a party:

1. If the shareholder is entitled to vote on the merger, or

2. If the corporation is a subsidiary that is merged with its parent under s. 607.1104, and the shareholders would have been entitled to vote on action taken, except for the applicability of s. 607.1104;

(b) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation, other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange pursuant to s. 607.1202, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

(c) As provided in s. 607.0902(11), the approval of a control-share acquisition;

(d) Consummation of a plan of share exchange to which the corporation is a party as the corporation the shares of which will be acquired, if the shareholder is entitled to vote on the plan;

(e) Any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

1. Altering or abolishing any preemptive rights attached to any of his or her shares;

2. Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

3. Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the shareholder's voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

4. Reducing the stated redemption price of any of the shareholder's redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;

5. Making noncumulative, in whole or in part, dividends of any of the shareholder's preferred shares which had theretofore been cumulative;

6. Reducing the stated dividend preference of any of the shareholder's preferred shares; or

7. Reducing any stated preferential amount payable on any of the shareholder's preferred shares upon voluntary or involuntary liquidation; or

(f) Any corporate action taken, to the extent the articles of incorporation provide that a voting or nonvoting shareholder is entitled to dissent and obtain payment for his or her shares.

(2) A shareholder dissenting from any amendment specified in paragraph (1)(e) has the right to dissent only as to those of his or her shares which are adversely affected by the amendment.

(3) A shareholder may dissent as to less than all the shares registered in his or her name. In that event, the shareholder's rights shall be determined as if the shares as to which he or she has dissented and his or her other shares were registered in the names of different shareholders.

(4) Unless the articles of incorporation otherwise provide, this section does not apply with respect to a plan of merger or share exchange or a proposed sale or exchange of property, to the holders of shares of any class or series which, on the record date fixed to determine the shareholders entitled to vote at the meeting of shareholders at which such action is to be acted upon or to consent to any such action without a meeting, were either registered on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by not fewer than 2,000 shareholders.

(5) A shareholder entitled to dissent and obtain payment for his or her shares under this section may not challenge the corporate action creating his or her entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

607.1320 Procedure for exercise of dissenters' rights.-

(1) (a) If a proposed corporate action creating dissenters' rights under s.
607.1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights and be accompanied by a copy of ss. 607.1301, 607.1302, and 607.1320. A shareholder who wishes to assert dissenters' rights shall:

1. Deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment for his or her shares if the proposed action is effectuated, and

2. Not vote his or her shares in favor of the proposed action. A proxy or vote against the proposed action does not constitute such a notice of intent to demand payment.

(b) If proposed corporate action creating dissenters' rights under s. 607.1302 is effectuated by written consent without a meeting, the corporation shall deliver a copy of ss. 607.1301, 607.1302, and 607.1320 to each shareholder simultaneously with any request for the shareholder's written consent or, if such a request is not made, within 10 days after the date the corporation received written consents without a meeting from the requisite number of shareholders necessary to authorize the action.

(2) Within 10 days after the shareholders' authorization date, the corporation shall give written notice of such authorization or consent or adoption of the plan of merger, as the case may be, to each shareholder who filed a notice of intent to demand payment for his or her shares pursuant to paragraph (1)(a) or, in the case of action authorized by written consent, to each shareholder, excepting any who voted for, or consented in writing to, the proposed action.

(3) Within 20 days after the giving of notice to him or her, any shareholder who elects to dissent shall file with the corporation a notice of such election, stating the shareholder's name and address, the number, classes, and series of shares as to which he or she dissents, and a demand for payment of the fair value of his or her shares. Any shareholder failing to file such election to dissent within the period set forth shall be bound by the terms of the proposed corporate action. Any shareholder filing an election to dissent shall deposit his or her certificates for certificated shares with the corporation simultaneously with the filing of the election to dissent. The corporation may restrict the transfer of uncertificated shares from the date the shareholder's election to dissent is filed with the corporation.

(4) Upon filing a notice of election to dissent, the shareholder shall thereafter be entitled only to payment as provided in this section and shall not be entitled to vote or to exercise any other rights of a shareholder. A notice of election may be withdrawn in writing by the shareholder at any time before an offer is made by the corporation, as provided in subsection (5), to pay for his or her shares. After such offer, no such notice of election may be withdrawn unless the corporation consents thereto. However, the right of such shareholder to be paid the fair value of his or her shares shall cease, and the shareholder shall be reinstated to have all his or her rights as a shareholder as of the filing of his or her notice of election, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim, if:

(a) Such demand is withdrawn as provided in this section;

(b) The proposed corporate action is abandoned or rescinded or the shareholders revoke the authority to effect such action;

(c) No demand or petition for the determination of fair value by a court has been made or filed within the time provided in this section; or

(d) A court of competent jurisdiction determines that such shareholder is not entitled to the relief provided by this section.

(5) Within 10 days after the expiration of the period in which shareholders may file their notices of election to dissent, or within 10 days after such corporate action is effected, whichever is later (but in no case later than 90 days from the shareholders' authorization date), the corporation shall make a written offer to each dissenting shareholder who has made demand as provided in this section to pay an amount the corporation estimates to be the fair value for such shares. If the corporate action has not been consummated before the expiration of the 90-day period after the shareholders' authorization date, the offer may be made conditional upon the consummation of such action. Such notice and offer shall be accompanied by:

(a) A balance sheet of the corporation, the shares of which the dissenting shareholder holds, as of the latest available date and not more than 12 months prior to the making of such offer; and

(b) A profit and loss statement of such corporation for the 12-month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such 12-month period, for the portion thereof during which it was in existence.

(6) If within 30 days after the making of such offer any shareholder accepts the same, payment for his or her shares shall be made within 90 days after the making of such offer or the consummation of the proposed action, whichever is later. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest in such shares.

(7) If the corporation fails to make such offer within the period specified therefor in subsection (5) or if it makes the offer and any dissenting shareholder or shareholders fail to accept the same within the period of 30 days thereafter, then the corporation, within 30 days after receipt of written demand from any dissenting shareholder given within 60 days after the date on which such corporate action was effected, shall, or at its election at any time within such period of 60 days may, file an action in any court of competent jurisdiction in the county in this state where the registered office of the corporation is located requesting that the fair value of such shares be determined. The court shall also determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his or her shares. If the corporation fails to institute the proceeding as herein provided, any dissenting shareholder may do so in the name of the corporation. All dissenting shareholders (whether or not residents of this state), other than shareholders who have agreed with the corporation as to the value of their shares, shall be made parties to the proceeding as an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident dissenting shareholder either by registered or certified mail and publication or in such other manner as is permitted by law. The jurisdiction of the court is plenary and exclusive. All shareholders who are proper parties to the proceeding are entitled to judgment against the corporation for the amount of the fair value of their shares. The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have such power and authority as is specified in the order of their appointment or an amendment thereof. The corporation shall pay each dissenting shareholder the amount found to be due him or her within 10 days after final determination of the proceedings. Upon payment of the judgment, the dissenting shareholder shall cease to have any interest in such shares.

(8) The judgment may, at the discretion of the court, include a fair rate of interest, to be determined by the court.

(9) The costs and expenses of any such proceeding shall be determined by the court and shall be assessed against the corporation, but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding, to whom the corporation has made an offer to pay for the shares, if the court finds that the action of such shareholders in failing to accept such offer was arbitrary, vexatious, or not in good faith. Such expenses shall include reasonable compensation for, and reasonable expenses of, the appraisers, but shall exclude the fees and expenses of counsel for, and experts employed by, any party. If the fair value of the shares, as determined, materially exceeds the amount which the corporation offered to pay therefor or if no offer was made, the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any attorney or expert employed by the shareholder in the proceeding.

(10) Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this section, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger, they may be held and disposed of as the plan of merger otherwise provides. The shares of the surviving corporation into which the shares of such dissenting shareholders would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.